                      STATEMENT OF ADDITIONAL INFORMATION

                           ONE GROUP(R) MUTUAL FUNDS
             ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND
              (THE "U.S. TREASURY SECURITIES MONEY MARKET FUND")
       ONE GROUP PRIME MONEY MARKET FUND (THE "PRIME MONEY MARKET FUND")
   ONE GROUP MUNICIPAL MONEY MARKET FUND (THE "MUNICIPAL MONEY MARKET FUND")
                  ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND
                   (THE "OHIO MUNICIPAL MONEY MARKET FUND")

                 ONE GROUP BALANCED FUND (THE "BALANCED FUND")
         ONE GROUP LARGE CAP GROWTH FUND (THE "LARGE CAP GROWTH FUND")
          ONE GROUP LARGE CAP VALUE FUND (THE "LARGE CAP VALUE FUND")
           ONE GROUP MID CAP GROWTH FUND (THE "MID CAP GROWTH FUND")

  ONE GROUP INTERNATIONAL EQUITY INDEX FUND (THE "INTERNATIONAL EQUITY INDEX
                                    FUND")

            ONE GROUP MID CAP VALUE FUND (THE "MID CAP VALUE FUND")
             ONE GROUP EQUITY INDEX FUND (THE "EQUITY INDEX FUND")
            ONE GROUP EQUITY INCOME FUND (THE "EQUITY INCOME FUND")
       ONE GROUP DIVERSIFIED EQUITY FUND (THE "DIVERSIFIED EQUITY FUND")
         ONE GROUP SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND")
        ONE GROUP INTERMEDIATE BOND FUND (THE "INTERMEDIATE BOND FUND")

              ONE GROUP INCOME BOND FUND (THE "INCOME BOND FUND")
          ONE GROUP GOVERNMENT BOND FUND (THE "GOVERNMENT BOND FUND")

    ONE GROUP ULTRA SHORT-TERM BOND FUND (THE "ULTRA SHORT-TERM BOND FUND")
          ONE GROUP SHORT-TERM BOND FUND (THE "SHORT-TERM BOND FUND")
        ONE GROUP TREASURY & AGENCY FUND (THE "TREASURY & AGENCY FUND")
          ONE GROUP HIGH YIELD BOND FUND (THE "HIGH YIELD BOND FUND")

  ONE GROUP INTERMEDIATE TAX-FREE BOND FUND (THE "INTERMEDIATE TAX-FREE BOND
                                    FUND")
         ONE GROUP MUNICIPAL INCOME FUND (THE "MUNICIPAL INCOME FUND")
   ONE GROUP ARIZONA MUNICIPAL BOND FUND (THE "ARIZONA MUNICIPAL BOND FUND")
                  ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
                   (THE "WEST VIRGINIA MUNICIPAL BOND FUND")
 ONE GROUP LOUISIANA MUNICIPAL BOND FUND (THE "LOUISIANA MUNICIPAL BOND FUND")
      ONE GROUP OHIO MUNICIPAL BOND FUND (THE "OHIO MUNICIPAL BOND FUND")
  ONE GROUP KENTUCKY MUNICIPAL BOND FUND (THE "KENTUCKY MUNICIPAL BOND FUND")

                   ONE GROUP TREASURY ONLY MONEY MARKET FUND
                    (THE "TREASURY ONLY MONEY MARKET FUND")
  ONE GROUP GOVERNMENT MONEY MARKET FUND (THE "GOVERNMENT MONEY MARKET FUND")

                ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND
                 (THE "INSTITUTIONAL PRIME MONEY MARKET FUND")
          ONE GROUP INVESTOR GROWTH FUND (THE "INVESTOR GROWTH FUND")
 ONE GROUP INVESTOR GROWTH & INCOME FUND (THE "INVESTOR GROWTH & INCOME FUND")
        ONE GROUP INVESTOR BALANCED FUND (THE "INVESTOR BALANCED FUND")
                  ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND
                   (THE "INVESTOR CONSERVATIVE GROWTH FUND")
          ONE GROUP SMALL CAP VALUE FUND (THE "SMALL CAP VALUE FUND")

      ONE GROUP DIVERSIFIED MID CAP FUND (THE "DIVERSIFIED MID CAP FUND")
ONE GROUP DIVERSIFIED INTERNATIONAL FUND (THE "DIVERSIFIED INTERNATIONAL FUND")
   ONE GROUP MARKET EXPANSION INDEX FUND (THE "MARKET EXPANSION INDEX FUND")
                     ONE GROUP BOND FUND (THE "BOND FUND")
ONE GROUP SHORT-TERM MUNICIPAL BOND FUND (THE "SHORT-TERM MUNICIPAL BOND FUND")
            ONE GROUP TAX-FREE BOND FUND (THE "TAX-FREE BOND FUND")
  ONE GROUP MICHIGAN MUNICIPAL BOND FUND (THE "MICHIGAN MUNICIPAL BOND FUND")
                ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND
                 (THE "MICHIGAN MUNICIPAL MONEY MARKET FUND")
               ONE GROUP TECHNOLOGY FUND (THE "TECHNOLOGY FUND")
            ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
             (THE "U.S. GOVERNMENT SECURITIES MONEY MARKET FUND")
                   ONE GROUP MORTGAGE-BACKED SECURITIES FUND
                    (THE "MORTGAGE-BACKED SECURITIES FUND")
          ONE GROUP HEALTH SCIENCES FUND (THE "HEALTH SCIENCES FUND")
           ONE GROUP MARKET NEUTRAL FUND (THE "MARKET NEUTRAL FUND")
              ONE GROUP INSTITUTIONAL TAX-FREE MONEY MARKET FUND
               (THE "INSTITUTIONAL TAX-FREE MONEY MARKET FUND")
             ONE GROUP INSTITUTIONAL PRIME PLUS MONEY MARKET FUND
              (THE "INSTITUTIONAL PRIME PLUS MONEY MARKET FUND")
              ONE GROUP REAL ESTATE FUND (THE "REAL ESTATE FUND")
                 (EACH A "FUND," AND COLLECTIVELY THE "FUNDS")

                               February 28, 2004

   This Statement of Additional Information is not a Prospectus, but supplements and should be read in conjunction with the Prospectuses dated February 28, 2004. This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus or Prospectuses. The Annual Report for the Funds for the fiscal year ended June 30, 2003 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and each Prospectus are available without charge by writing to One Group Administrative Services, Inc., at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free (800) 480-4111.

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
THE TRUST.............................................................................................   1
INVESTMENT OBJECTIVES AND POLICIES....................................................................   5
Additional Information on Fund Instruments............................................................   5
   Asset-Backed Securities............................................................................   5
   Bank Obligations...................................................................................   5
   Commercial Paper...................................................................................   6
   Common Stock.......................................................................................   6
   Convertible Securities.............................................................................   7
   Demand Features....................................................................................   7
   Exchange Traded Funds..............................................................................   7
   Foreign Investments................................................................................   8
   Foreign Currency Transactions......................................................................   9
   Futures and Options Trading........................................................................  13
   Government Securities..............................................................................  19
   High Quality Investments With Regard to the Money Market and Institutional Money Market Funds......  19
   High Yield/High Risk Securities/Junk Bonds.........................................................  20
   Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds...  22
   Impact of Initial Public Offerings on Smaller Funds................................................  23
   Investment Company Securities......................................................................  23
   Loan Participations and Assignments................................................................  23
   Mortgage-Related Securities........................................................................  24
   Mortgage-Backed Securities (CMOs and REMICs).......................................................  24
   Municipal Securities...............................................................................  29
       Arizona Municipal Securities...................................................................  33
       Kentucky Municipal Securities..................................................................  34
       Louisiana Municipal Securities.................................................................  35
       Michigan Municipal Securities..................................................................  35
       Ohio Municipal Securities......................................................................  37
       West Virginia Municipal Securities.............................................................  37
   New Financial Products.............................................................................  38
   PERCS..............................................................................................  38
   Preferred Stock....................................................................................  38
   Real Estate Investment Trusts ("REITs")............................................................  39
   Repurchase Agreements..............................................................................  39
   Reverse Repurchase Agreements......................................................................  40
   Restricted Securities..............................................................................  40
   Securities Lending.................................................................................  41
   Short Sales........................................................................................  41
   Short-term Funding Agreements......................................................................  42
   Structured Instruments.............................................................................  42
   Swaps, Caps and Floors.............................................................................  43
   Treasury Receipts..................................................................................  44
   U.S. Treasury Obligations..........................................................................  44
   Variable and Floating Rate Instruments.............................................................  45
   Warrants...........................................................................................  46
   When-Issued Securities and Forward Commitments.....................................................  46
   Investment Restrictions............................................................................  47
   Fundamental Policies...............................................................................  47
   Non-Fundamental Policies...........................................................................  53
PORTFOLIO TURNOVER....................................................................................  55
TAX INFORMATION.......................................................................................  58
   Additional Tax Information Concerning All Funds....................................................  58
   Additional Tax Information Concerning the Municipal Funds..........................................  60
   Additional Tax Information Concerning the International Funds......................................  63
   Foreign Tax Credit.................................................................................  63
   Additional Tax Information Concerning the Funds of Funds...........................................  64

                                                                                                Page
                                                                                                ----
VALUATION......................................................................................  64
   Valuation of the Money Market Funds and Institutional Money Market Funds....................  64
   Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds..................  65
ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE..................  65
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................  66
   Exchanges...................................................................................  66
   Purchases-In-Kind...........................................................................  66
   Redemptions.................................................................................  66
   Redemption Fees.............................................................................  66
   Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund Transactions.  67
   Systematic Withdrawal Plan..................................................................  67
   Cut-Off Times for Purchase, Redemption and Exchange Orders..................................  68
MANAGEMENT OF THE TRUST........................................................................  69
   Management Information......................................................................  69
   Board of Trustees...........................................................................  71
       Standing Committees of the Board........................................................  71
       Disinterested Trustee Positions.........................................................  71
       Ownership of Securities.................................................................  71
       Offices with Companies that have Certain Trustees or Directors..........................  72
       Approval of Investment Advisory Agreement...............................................  72
   Investment Advisor and Sub-Advisor..........................................................  75
       Investment Personnel Holdings...........................................................  80
   Code of Ethics..............................................................................  82
   Portfolio Transactions......................................................................  83
   Administrator, Predecessor Administrators and Sub-Administrators............................  87
   Distributor and Predecessor Distributor.....................................................  92
   Distribution Plan...........................................................................  92
   Shareholder Services Plan...................................................................  94
   Cash Compensation to Shareholder Servicing Agents...........................................  95
   Custodian, Transfer Agent and Dividend Disbursing Agent.....................................  96
   The Subcustodian............................................................................  97
   Experts.....................................................................................  98
ADDITIONAL INFORMATION.........................................................................  99
   Proxy Voting Policies and Procedures........................................................  99
   Description of Shares.......................................................................  99
   Special Note Regarding Purchase Limit on Class B Shares..................................... 101
   Shareholder and Trustee Liability........................................................... 101
   Performance................................................................................. 101
   Calculation of Performance Data............................................................. 102
   Quarterly Portfolio Holdings Disclosure..................................................... 142
   Miscellaneous............................................................................... 142
   Financial Statements........................................................................ 159
APPENDIX A--Description of Ratings............................................................. A-1
APPENDIX B--Proxy Voting Policies and Procedures............................................... B-1

                                   THE TRUST

   One Group Mutual Funds (the "TRUST") is an open-end management investment company. The Trust was formed as a Massachusetts Business Trust on May 23, 1985. The Trust changed its name from The One Group(R) to One Group Mutual Funds in March, 1999. The Trust consists of fifty-two series of units of beneficial interest ("SHARES") each representing interests in one of the following separate investment portfolios ("FUNDS"):

      Money Market Funds: The U.S. Treasury Securities Money Market Fund (formerly, the U.S. Treasury Money Market Portfolio), the Prime Money Market Fund, the Municipal Money Market Fund (formerly, the Tax-Free Obligations Portfolio), the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund (formerly, Pegasus Michigan Municipal Money Market Fund), and the U.S. Government Securities Money Market Fund (these six Funds being collectively referred to as the "MONEY MARKET FUNDS"),

      Equity Funds: The Equity Income Fund (formerly, the Income Equity Fund), the Mid Cap Value Fund (formerly, the Disciplined Value Fund), the Mid Cap Growth Fund (formerly, the Growth Opportunities Fund and the Small Company Growth Fund), the Equity Index Fund, the International Equity Index Fund, the Large Cap Value Fund (formerly, the Large Company Value Fund and the Quantitative Equity Portfolio), the Large Cap Growth Fund (formerly, the Large Company Growth Fund), the Balanced Fund (formerly, the Asset Allocation Fund and the Flexible Balanced Portfolio), the Diversified Equity Fund (formerly, the Value Growth Fund), the Small Cap Growth Fund (formerly, the Small Capitalization Fund and the Gulf South Growth Fund), the Small Cap Value Fund (formerly, Pegasus Small-Cap Opportunity Fund), the Diversified Mid Cap Fund (formerly, Pegasus Mid-Cap Opportunity Fund), the Diversified International Fund (formerly, Pegasus International Equity Fund), the Market Expansion Index Fund (formerly, Pegasus Market Expansion Index Fund), the Technology Fund, the Health Sciences Fund, the Market Neutral Fund, and the Real Estate Fund (these eighteen Funds being collectively referred to as the "EQUITY FUNDS"),

      Bond Funds: The Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the Ultra Short-Term Bond Fund (formerly the Ultra Short-Term Income Fund and the Government ARM Fund), the Short-Term Bond Fund (formerly, the Limited Volatility Bond Fund), the Treasury & Agency Fund, the High Yield Bond Fund (formerly, the Income Fund), the Bond Fund (formerly, Pegasus Bond Fund), and the Mortgage-Backed Securities Fund (these nine Funds being collectively referred to as the "BOND FUNDS"),

      Municipal Bond Funds: The Intermediate Tax-Free Bond Fund, the Municipal Income Fund (formerly the Tax-Free Bond Fund), the Tax-Free Bond Fund (formerly, Pegasus Municipal Bond Fund), the Short-Term Municipal Bond Fund (formerly, Pegasus Short Municipal Bond Fund), the Ohio Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund, the Louisiana Municipal Bond Fund, and the Michigan Municipal Bond Fund (formerly, Pegasus Michigan Municipal Bond
   Fund) (these ten Funds being collectively referred to as the "MUNICIPAL BOND FUNDS"),

      Institutional Money Market Funds: The Treasury Only Money Market Fund, the Government Money Market Fund, the Institutional Prime Money Market Fund, the Institutional Tax-Free Money Market Fund, and the Institutional Prime Plus Money Market Fund (these five Funds being collectively referred to as the "INSTITUTIONAL MONEY MARKET FUNDS"), and

      Funds of Funds: The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Balanced Fund, and the Investor Conservative Growth Fund (these four Funds being collectively referred to as the "FUNDS OF FUNDS").

      Municipal Funds: The Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the Institutional Tax-Free Money Market Fund, and the Municipal Bond Funds are also referred to as the "MUNICIPAL FUNDS."

      International Funds: The Diversified International Fund and the International Equity Index Fund are also referred to as the "INTERNATIONAL FUNDS."

   Diversification. All of the Trust's Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the "1940 ACT"), except the following which are non-diversified:

1. the Ohio Municipal Bond Fund,

2. the Kentucky Municipal Bond Fund,

3. the West Virginia Municipal Bond Fund,

4. the Arizona Municipal Bond Fund,

5. the Michigan Municipal Bond Fund,

6. the Michigan Municipal Money Market Fund,

7. the Ohio Municipal Money Market Fund,

8. the Louisiana Municipal Bond Fund,

9. the Technology Fund,

10. the Health Sciences Fund, and

11. the Real Estate Fund.

   Share Classes. Shares in the Funds of the Trust (other than the Institutional Money Market Funds and the Money Market Funds) are generally offered in four separate classes: Class I Shares, Class A Shares, Class B Shares and Class C Shares. The following chart shows the share classes offered (or which are anticipated to be offered) by each of the Funds as of the date of this Statement of Additional Information:

                                                                   Service                 Administrative
FUND                                       Class A Class B Class C  Class  Class S Class I     Class
----                                       ------- ------- -------  -----  ------- -------     -----
1.Small Cap Growth........................    X       X       X                       X
2.Small Cap Value.........................    X       X       X                       X
3.Mid Cap Growth..........................    X       X       X                       X
4.Mid Cap Value...........................    X       X       X                       X
5.Diversified Mid Cap.....................    X       X       X                       X
6.Large Cap Growth........................    X       X       X                       X
7.Large Cap Value.........................    X       X       X                       X
8.Equity Income...........................    X       X       X                       X
9.Diversified Equity......................    X       X       X                       X
10.Balanced...............................    X       X       X                       X
11.Equity Index...........................    X       X       X                       X
12.Market Expansion Index.................    X       X       X                       X
13.International Equity Index.............    X       X       X                       X
14.Diversified International..............    X       X       X                       X
15.Technology.............................    X       X       X                       X
16.Health Sciences........................    X       X       X                       X
17.Short-Term Bond........................    X       X       X                       X
18.Investor Growth........................    X       X       X                       X
19.Investor Growth & Income...............    X       X       X                       X
20.Investor Balanced......................    X       X       X                       X
21.Investor Conservative Growth...........    X       X       X                       X
22.Ultra Short-Term Bond..................    X       X       X                       X
23.Intermediate Bond......................    X       X       X                       X
24.Bond...................................    X       X       X                       X
25.Income Bond............................    X       X       X                       X
26.Government Bond........................    X       X       X                       X
27.Treasury & Agency......................    X       X       X*                      X
28.High Yield Bond........................    X       X       X                       X
29.Short-Term Municipal Bond..............    X       X       X                       X
30.Intermediate Tax-Free Bond.............    X       X       X*                      X
31.Tax-Free Bond..........................    X       X       X*                      X
32.Municipal Income.......................    X       X       X                       X
33.Arizona Municipal Bond.................    X       X       X*                      X
34.Kentucky Municipal Bond................    X       X       X*                      X
35.Louisiana Municipal Bond...............    X       X       X*                      X
36.Michigan Municipal Bond................    X       X       X*                      X
37.Ohio Municipal Bond....................    X       X       X*                      X
38.West Virginia Municipal Bond...........    X       X       X*                      X
39.Prime Money Market.....................    X       X       X       X**             X
40.U.S. Treasury Securities Money Market..    X       X       X       X**             X
41.Municipal Money Market.................    X                       X**             X
42.Michigan Municipal Money Market........    X               X*      X*              X
43.Ohio Municipal Money Market............    X               X*      X*              X
44.U.S. Government Securities Money Market    X       X       X*      X*              X
45.Institutional Prime Money Market.......                                    X       X          X
46.Treasury Only Money Market.............                                    X       X          X
47.Government Money Market................                                    X       X          X
48.Mortgage-Backed Securities.............    X                                       X
49.Market Neutral.........................    X       X       X                       X
50.Institutional Tax-Free Money Market....                                    X*      X*         X*
51.Institutional Prime Plus Money Market..                                    X*      X*         X*
52.Real Estate............................    X*      X*      X*                      X*

* As of the date of this Statement of Additional Information, the shares had not commenced operations.
** These shares are no longer operational.

   Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund's Prospectus.

   Pegasus Consolidation. In March, 1999, the Funds of the Trust consolidated with the Pegasus Funds pursuant to an Agreement and Plan of Reorganization. Except for the Funds listed below, One Group Mutual Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former Pegasus funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds:

 Name of Former Pegasus Fund            One Group Mutual Funds' Name

 1. Pegasus Multi-Sector Bond Fund      1. the Income Bond Fund

 2. Pegasus Intermediate Bond Fund      2. the Intermediate Bond Fund

 3. Pegasus Small-Cap Opportunity Fund  3. the Small Cap Value Fund

 4. Pegasus Mid-Cap Opportunity Fund    4. the Diversified Mid Cap Fund

 5. Pegasus International Equity Fund   5. the Diversified International Fund

 6. Pegasus Market Expansion Index Fund 6. the Market Expansion Index Fund

 7. Pegasus Bond Fund                   7. the Bond Fund

 8. Pegasus Short Municipal Bond Fund   8. the Short-Term Municipal Bond Fund

 9. Pegasus Municipal Bond Fund         9. the Tax-Free Bond Fund

 10. Pegasus Michigan Municipal Bond
     Fund                               10. the Michigan Municipal Bond Fund

 11. Pegasus Michigan Municipal Money   11. the Michigan Municipal Money
     Market Fund                            Market Fund

   These 11 Funds are collectively referred to as the PREDECESSOR FUNDS. Individual Predecessor Funds are identified in this Statement of Additional Information by their One Group Mutual Funds' names.

                      INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement each Fund's investment objective and policies as set forth in the respective Prospectus for that Fund. The Funds are advised by Banc One Investment Advisors Corporation ("BANC ONE INVESTMENT ADVISORS" or the "ADVISOR"). In addition, Banc One High Yield Partners, LLC (the "HIGH YIELD SUB-ADVISOR" or the "SUB-ADVISOR") serves as sub-advisor for the Income Bond Fund and the High Yield Bond Fund. When this Statement of Additional Information indicates that an action or determination may be taken or made by Banc One Investment Advisors, such action or determination may be taken or made with respect to the Income Bond Fund or the High Yield Bond Fund by the High Yield Sub-Advisor subject to the supervision of Banc One Investment Advisors.

Additional Information on Fund Instruments

Asset-Backed Securities

   Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

   Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

   Bank obligations consist of bankers' acceptances, certificates of deposit, and time deposits.

   Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers' acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

   Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

   Some of the Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Funds may also invest in yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).

   Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit. All of the Funds may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

   Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria:

   Bond Funds. The Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund, the Ultra Short-Term Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Rating Service ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("MOODY'S"), F2 or better by Fitch Ratings ("FITCH"), or R-2 or better by Dominion Bond Rating Service Limited ("Dominion")) or if unrated, determined by Banc One Investment Advisors to be of comparable quality. The High Yield Bond Fund and the Income Bond Fund may purchase commercial paper in any rating category by at least one NRSRO, or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Municipal Bond Funds. The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's, F2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by Banc One Investment Advisors to be of comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

   Money Market Funds. The Money Market Funds (other than the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market
   Fund) may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's, F2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Institutional Money Market Funds. The Institutional Prime Money Market Fund, the Institutional Tax-Free Money Market Fund, and the Institutional Prime Plus Money Market Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's, F2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Equity Funds. The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's, F-2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Some of the above Funds may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

   Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors. (Equity securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund's total assets).

Convertible Securities

   Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds base their selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

   Some of the Funds may acquire securities that are subject to puts and standby commitments ("DEMAND FEATURES") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

   Under a "STAND-BY COMMITMENT," a dealer would agree to purchase, at a Fund's option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

   The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

Exchange Traded Funds

   Certain of the Funds may invest in Exchange Traded Funds ("ETFs"). Exchange Traded Funds are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor's Depositary Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShares Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

   ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publically issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ Investop Index.

   ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

   The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

   Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund's investment objective, policies and restrictions.

   A Fund will limit its investments in any one issue of ETFs to 5% of the Fund's total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund's investments in all ETFs will not exceed 10% of the Fund's total assets, when aggregated with all other investments in investment companies.

Foreign Investments

   Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments

   Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

   Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

   Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment, and engage in business practices, different from those of domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

   Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

       .  Changes in currency exchange rates;

       .  The relative strength of those currencies and the U.S. dollar; and

       .  Exchange control regulations.

   Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of the International Funds to achieve their investment objective may depend, to a certain extent, on exchange rate movements.

   By investing in foreign securities, the International Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by a Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

   The International Funds seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends.

       . The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

       . The Diversified International Fund invests primarily in the securities of companies located in Europe, Asia and Latin America. The Fund may also invest in other regions and countries that present attractive investment opportunities, including developing countries. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

   Limitations on the Use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds (with the exception of the International Funds and the Market Expansion Index Fund) and the Income Bond, the High Yield Bond, the Bond, the Short-Term Bond Fund, and the Mortgage-Backed Securities Fund. Investments in foreign obligations or securities shall not exceed 10% of the net assets of the Market Expansion Index Fund.

Foreign Currency Transactions

   The International Funds may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund's investments in foreign securities. The International Funds may enter into such transactions only in connection with hedging strategies.

   While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

   The International Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. The Income Bond Fund and each International Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

   Transaction Hedging. When the International Funds engage in transaction hedging, they enter into foreign currency transactions with respect to specific receivables or payables of the Funds generally arising in connection with the purchase or sale of their portfolio securities. The International Funds and the Income Bond Fund will engage in transaction hedging when they desire to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Funds and the Income Bond Fund will attempt to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The International Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The International Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("FORWARD CONTRACTS"). Although there is no current intention to do so, the International Funds and the Income Bond Fund reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the Commodity Futures Trading Commission ("CFTC").

   For transaction hedging purposes, the International Funds may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

   Position Hedging. When engaging in position hedging, the International Funds will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which Banc One Investment Advisors expects to purchase, when the Fund holds cash or short-term investments. In connection with the position hedging, a Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Funds may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Funds have no current intention to do so.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Funds may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Although the International Funds have no current intention to do so, the International Funds may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Funds own or expect to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

   Forward Foreign Currency Exchange Contracts. The International Funds, for hedging purposes only, may purchase forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Foreign Currency Futures Contracts. The International Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

   When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

   Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

   Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

   When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

   In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

   At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Funds intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   Foreign Currency Options. The International Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   A Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

   Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Funds will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Funds will not hedge a currency substantially in excess (as determined by Banc One Investment Advisors) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by a Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Funds will segregate, at their custodian or sub-custodians, U.S. government or other high quality liquid securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Funds may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of their total assets from foreign currency options, futures, related options and forward currency transactions.

   The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

   Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund's investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust's Board of Trustees.

   Risk Factors in Hedging Transactions

   Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's securities.

   Liquidity. In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

   Judgment of the Advisor. Successful use of hedging instruments by the International Funds is subject to the ability of Banc One Investment Advisors to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of Banc One Investment Advisors are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

   Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

                          FUTURES AND OPTIONS TRADING

   Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

  . are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;

  . may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM; and

  .   are similar to good faith deposits or performance bonds.

   Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

   In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund "covers" a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Limits on Futures Contracts

   The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. In addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund's total assets.

Purpose of Utilizing Futures

   A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   Risk Factors in Futures Transactions

      Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

      Risk of Loss. Futures contracts entail risks. Although the Funds believe that the use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the Advisor's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Funds will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

      Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

                               Options Contracts

   Some of the Funds may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the "strike price"). The purchase price of an option is referred to as its "premium." Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the "writer") has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

  . A CALL OPTION gives the buyer the right to purchase a security at a specified price (the "exercise price") at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by purchasing an option identical to that previously sold. To secure the writer's obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market level.

  . A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is "in-the-money" if the strike price is above current market levels and "out-of-the-money" if the strike price is below current market levels.

  . A COVERED OPTION is an option written by a party who owns the underlying position.

  .   AN OPENING TRANSACTION is the initial purchase or sale of an option.

  . A CLOSING TRANSACTION is a transaction which effectively ends an option writer's financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

   Purchasing Call Options

   Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

   Writing (Selling) Covered Call Options

   Some of the Funds may write covered call options and purchase options to close out options previously written by the Fund. A Fund's purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

   Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

   The security covering the call will be maintained in a segregated account with the Fund's custodian. Unlike one who owns a security not subject to an option, a Fund has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Fund's turnover rate will increase, which would cause a Fund to incur additional brokerage expenses. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

   The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging of its assets. Call options written by a Fund will normally have expiration dates of less than nine months from the date written.

   The premium received is the market value of an option. In determining whether a particular call option should be written, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

   From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

   A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

   Purchasing Put Options

   Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

   Writing (Selling) Secured Puts

   Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

   Engaging in Straddles and Spreads

   Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. The Fund will sell a straddle when Banc One Investment Advisors or the Sub-Advisor believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

   Risk Factors in Options Transactions

      Risk of Loss in Purchasing Transactions. When a Fund purchases an option, it runs the risk of losing its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

      Risk of Loss in Writing (Selling) Options. When it writes a covered call option, a Fund runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Fund runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

      Judgment of Advisor. The successful use of the options strategies depends on the ability of the Advisor to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. A Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      Liquidity. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Fund's ability to realize its profits or limit its losses.

      Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

       Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

   Limitations on the use of Options

   Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker-dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Government Securities

   Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Investment Advisors or the Sub-Advisor believes the credit risk presented by the obligations is determined to be minimal.

   Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported only by the credit of the instrumentality.

   The Bond Funds may invest in all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including without limitation funding notes and subordinated benchmark notes. For example, the Bond Funds may invest in Fannie Mae's Subordinated Benchmark Notes(R) ("Fannie Mae Subordinated Notes"). The Bond Funds generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest categories or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objective and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

High Quality Investments with Regard to the Money Market and Institutional Money Market Funds

   The Money Market Funds and Institutional Money Market Funds may invest only in obligations determined by Banc One Investment Advisors to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

   The U.S. Treasury Securities Money Market Fund and the Treasury Only Money Market Fund may only invest in U.S. Treasury bills, notes and other U.S. Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Securities Money Market Fund may be subject to repurchase agreements.

   The U.S. Government Securities Money Market Fund and the Government Money Market Fund invest exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

   With regard to the Money Market Funds and the Institutional Money Market Funds, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by Banc One Investment Advisors to be of comparable quality to the rated instruments eligible for purchase by the Trust under guidelines adopted by the Board of Trustees (collectively, "ELIGIBLE SECURITIES"). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Banc One Investment Advisors to be comparable in priority and security to the obligation selected for purchase by the Trust.

   A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by Banc One Investment Advisors to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Banc One Investment Advisors. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the top three highest rating categories.

   Eligible Securities include First-Tier Securities and Second-Tier Securities. First-Tier Securities include those that possess a rating in the highest category, in the case of a single-rated security, or at least two ratings in the highest rating category, in the case of multiple-rated securities, or, if the securities do not possess a rating, are determined to be of comparable quality by Banc One Investment Advisors pursuant to the guidelines adopted by the Board of Trustees. Second-Tier Securities are all other Eligible Securities.

   Each Money Market Fund (other than the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund) and each Institutional Money Market Fund will not invest more than 5% of its total assets in the securities of any one issuer (unless otherwise permitted under Rule 2a-7). The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund, with respect to 75% of each of their portfolios, will not invest more than 5% of each of their total assets in the securities of any one issuer; however, these Funds will not invest more than 5% of their total assets in securities of any one issuer unless the securities are First Tier Securities. In addition, each Fund (other than the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Institutional Tax-Free Money Market Fund) may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1 million. The Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, and the Institutional Tax-Free Money Market Fund may not invest more than 5% of their total assets in Second Tier Conduit Securities, with investment in the Second Tier Conduit Security of one issuer further limited to the greater of 1% of the Fund's total assets or $1 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's assets or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of a Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and, with respect to each Money Market Fund and each Institutional Money Market Fund (other than the Treasury Only Money Market
Fund), repurchase agreements fully collateralized by such obligations.

   Under the guidelines adopted by the Trust's Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, Banc One Investment Advisors may be required to promptly dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

   A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

High Yield/High Risk Securities/Junk Bonds

   Some of the Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high risk investments. The risks include the following:

      Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

      Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

      Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

      Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

      High Yield Bond Market. In 2000, 2001 and 2002, the default rate for high yield securities has significantly increased when compared with prior periods. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

      Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

      New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's investments in lower rated securities.

   High yield, high risk investments may include the following:

      Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

      Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

      Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

      Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

      Private Placements. These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933.

      Convertible Securities. These are bonds or preferred stock that convert to common stock.

      Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

      Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries ("LDCs").

      Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

   This foregoing list is not definitive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.

Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds

   Equity Index Fund. The Equity Index Fund attempts to track the performance of the S&P 500 Index (the "INDEX") to achieve a correlation between the performance of the Fund and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's Corporation ("S&P") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

   S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. "S&P 500" is a service mark of S&P.

   The weights of stocks in the Index are based on each stock's relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

   Banc One Investment Advisors generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

   Market Expansion Index Fund. The Market Expansion Index Fund invests in stocks of medium-sized and small U.S. companies that are included in the Standard & Poor's SmallCap 600 Index and the Standard & Poor's MidCap 400 Index (the "INDICES") and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined Indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the Indices are included in the Fund and the Fund's position in an individual stock may be overweighted or underweighted when compared to the Indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined Indices in order to closely replicate the performance of the combined Indices. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund's ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

   The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

   International Equity Index Fund. It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product ("GDP") weighted Morgan Stanley Capital International Europe, Australasia, Far East Index (the "INTERNATIONAL INDEX" or "MSCI EAFE GDP Index"). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.90, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund's ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International ("MSCI") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

   MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. GDP is defined as a country's Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by GDP, which results in a more uniform distribution of capital across the EAFE markets (i.e, Europe, Australasia, Far
East) than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

   MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund, and MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance, and MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. "MSCI EAFE Index" and "MSCI EAFE GDP Index" are service marks of MSCI.

Impact of Initial Public Offerings on Smaller Funds

   Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A smaller Fund may not experience similar performance as its assets grow.

Investment Company Securities

   Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds. Other investment company securities may include securities of a money market fund of the Trust, and securities of other money market funds for which Banc One Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by Banc One Investment Advisors.

Loan Participations and Assignments

   Some of the Funds may invest in fixed and floating rate loans ("Loans"). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions ("Lenders"). Generally, the Funds invest in Loans by purchasing Loan Participations ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

   Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because

Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

   Limitations on Investments in Loan Participations and Assignments. Loan participations and assignments may be illiquid. As a result, a Fund will invest no more than 15% (10% for the Money Market Funds and Institutional Money Market Funds) of its net assets in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of a Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

   Risk Factors of Loan Participations and Assignments. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund's securities and calculating its net asset value.

Mortgage-Related Securities

   Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property and other permitted investments).

   Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

  .   various governmental agencies such as Ginnie Mae;

  .   government-related organizations such as Fannie Mae and Freddie Mac; and

  . non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

      Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

      Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

      Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any

   Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   CMOs and guaranteed REMIC pass-through certificates ("REMIC CERTIFICATES") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "MORTGAGE ASSETS"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

      Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

      Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

      Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

   REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

   CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

   Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and "parallel pay" CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

   A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-BONDS"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC CERTIFICATES"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit- related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

   Limitations on the use of Mortgage-Backed Securities

      Equity Funds. The Balanced Fund, the Small Cap Value Fund, the Diversified Mid Cap Fund, the Technology Fund, and the Diversified International Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

      Bond Funds. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Bond Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Short-Term Bond Fund, the Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality. The Income Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

      Municipal Bond Funds. The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality.

      Money Market Funds. The Money Market Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Prime Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund may invest in mortgage-backed securities that are rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

      Institutional Money Market Funds. The Institutional Prime Money Market Fund, the Institutional Tax-Free Money Market Fund, and the Institutional Prime Plus Money Market Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or by private issuers including Guaranteed CMOs and REMIC pass-through securities. With respect to the Institutional Prime Money Market Fund, the Institutional Tax-Free Money Market Fund, and the Institutional Prime Plus Money Market Fund, mortgage-backed securities must be rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Government Money Market Fund and the Treasury Only Money Market Fund may not invest in mortgage-backed securities.

   Mortgage Dollar Rolls. Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the forward purchase price. The Funds benefit to the extent of:

  . any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop"); or

  . fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

   Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

   Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

   In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

      Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

      Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

      Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

      Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

   The Bond Funds (other than the Treasury & Agency Fund), the Municipal Bond Funds, and the Balanced Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitations on investments in illiquid securities.

   Adjustable Rate Mortgage Loans. The Bond Funds and the Balanced Fund may invest in adjustable rate mortgage loans ("ARMs"). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "MORTGAGE INTEREST RATES") may be subject to periodic adjustment based on changes in the applicable index rate (the "INDEX RATE"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

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   Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "MAXIMUM ADJUSTMENT"). Other ARMs ("NEGATIVELY AMORTIZING ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

   Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

   There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

   In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

   Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

   Risks Factors of Mortgage-Related Securities

      Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

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

      Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

      Market Value. The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

      Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

      Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

   Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

    1. bridges,

    2. highways,

    3. roads,

    4. schools,

    5. waterworks and sewer systems, and

    6. other utilities.

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

Other public purposes for which Municipal Securities may be issued include:

    1. refunding outstanding obligations,

    2. obtaining funds for general operating expenses and

    3. obtaining funds to lend to other public institutions and facilities.

   In addition, certain debt obligations known as "PRIVATE ACTIVITY BONDS" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

    1. water, sewage and solid waste facilities,

    2. qualified residential rental projects,

    3. certain local electric, gas and other heating or cooling facilities,

    4. qualified hazardous waste facilities,

    5. high-speed intercity rail facilities,

    6. governmentally-owned airports, docks and wharves and mass transportation facilities,

    7. qualified mortgages,

    8. student loan and redevelopment bonds, and

    9. bonds used for certain organizations exempt from Federal income taxation.

   Certain debt obligations known as "INDUSTRIAL DEVELOPMENT BONDS" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

    1. privately operated housing facilities,

    2. sports facilities,

    3. industrial parks,

    4. convention or trade show facilities,

    5. airport, mass transit, port or parking facilities,

    6. air or water pollution control facilities,

    7. sewage or solid waste disposal facilities, and

    8. facilities for water supply.

   Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

   The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

   The Funds may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

    1. Short-term tax-exempt General Obligations Notes,

    2. Tax Anticipation Notes,

    3. Bond Anticipation Notes,

    4. Revenue Anticipation Notes,

    5. Project Notes, and

    6. Other forms of short-term tax-exempt loans.

   Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

   There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

  .   general money market conditions,

  .   coupon rate,

  .   the financial condition of the issuer,

  .   general conditions of the municipal bond market,

  .   the size of a particular offering,

  .   the maturity of the obligations, and

  .   the rating of the issue.

   The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether the Fund should continue to hold the obligations.

   Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

   Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

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

   Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

   Risk Factors in Municipal Securities

      Tax Risk. The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

      Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

  . the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

  .   the value of the bonds may be reduced;

  . you and other Shareholders may be subject to unanticipated tax liabilities;

  .   a Fund may be required to sell the bonds at the reduced value;

  .   it may be an event of default under the applicable mortgage;

  .   the holder may be permitted to accelerate payment of the bond; and

  .   the issuer may be required to redeem the bond.

   In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable.

   Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

   State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund's ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

   Litigation and Current Developments. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Securities in the same manner.

   New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

   Limitations on the Use of Municipal Securities

   In addition to the Municipal Bond Funds, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, other Funds may also invest in Municipal Securities if Banc One Investment Advisors determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

   The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

   The Municipal Funds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

   Arizona Municipal Securities

   As used in this Statement of Additional Information, the term "Arizona Municipal Securities" refers to municipal securities, the income from which is exempt from both Federal and Arizona personal income tax.

   Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several decades, Arizona's economy has grown faster than most other regions of the country. During the decade of the 1990s, Arizona's population increased nearly 40% to 5.1 million; the Census Bureau estimated the State's population at 5.4 million as of July 1, 2002. In addition, between 1990 and 2000, Maricopa County, the State's most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and now has an estimated population of 3.3 million, a 55.3% increase since 1990, making it the fourth most populous county in the United States.

   Arizona's favorable job climate contributed to the State's popularity in the 1990s. For the period from 1993 to 1998, Arizona had the nation's second highest job growth rate. In addition, Arizona was the only state to rank among the top ten in job growth rates for the entire ten-year period between 1993 and 2002. Arizona's employment increased 4.3% in 2000, 1.0% in 2001, was level in 2002, and is expected to accelerate from 1.7% in 2003 to 2.4% in 2004. The State's unemployment rate was 4.1% in 1998, 4.4% in 1999, and 3.9% in 2000. Unemployment in Arizona then increased to a high of 6.2% in 2002, but current forecasts predict it will decline to 5.0% in 2003 and 4.6% in 2004.

   Arizona's per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the State's Indian reservations, the State's relatively high number of retirees and children, and the State's below-average wage scale. Nevertheless, Arizona's aggregate personal income grew from $60.9 billion in 1990 to $142 billion in 2002, an increase of 116% and an average annual growth of 8.9% per year. In 2000, 2001 and 2002 respectively, average per capita income increased by 9.0%, 4.8% and 4.0%.

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

   Despite an increase in population, employment and aggregate personal income, retail sales growth rates declined between 1994 and 1997. In fiscal years 2000, 2001 and 2002, respectively, the retail sales growth rate was 7.8%, 1.3% and 1.3%. Average retail sales show signs of recovering, and forecasts predict 4.7% growth in 2003 and 5.6% growth in 2004.

   After improving substantially in recent years, the State government faced substantial budget deficits for fiscal years 2002, 2003 and 2004 (projected). The Governor signed into law the fiscal year 2004 budget on June 17, 2003. The Arizona Legislature and the Governor balanced the 2004 budget by postponing certain class-action payments and through other means, leaving a potential shortfall of up to $380 million with respect to the 2005 budget. The improving economy, Federal funding, and reliance on lease-to-own financing of school facilities construction also contributed to the Arizona Legislature's ability to balance the fiscal year 2004 budget. On July 15, 2003, certain members of the Arizona Legislature sued the Governor and various State agencies, contending that the Governor had unconstitutionally item vetoed various provisions of the fiscal year 2004 operating budget bills. The lawsuit is not expected to adversely affect the fiscal year 2004 operating budget balance. An amendment to the Arizona Constitution requiring a 2/3-majority vote in both houses of the Legislature to enact any tax or fee increase, together with heavy reliance on sales tax receipts, constrains the State's ability to raise additional revenues in current economic conditions.

   The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

   The Arizona Constitution limits the amount of debt that can be issued by the State's counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

   In July 1994, the Arizona Supreme Court ruled that Arizona's system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain "a general and uniform public school system." After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed legislation in July 1998 establishing a centralized school capital finance system, which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected. As a consequence, the Arizona Legislature, as part of the fiscal year 2004 budget, has authorized up to $250 million in lease-to-own financing of school facilities construction.

   Kentucky Municipal Securities

   As used in this Statement of Additional Information, the term "Kentucky Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

   Risk Factors Regarding Investments in Kentucky Municipal
Securities. Kentucky, like many other states, has experienced budget difficulties in recent years. The Kentucky General Assembly failed to enact a biennial budget for the Executive and Judicial Branches of Kentucky's State Government during its 2002 Regular Session and failed again to enact such a budget when the Governor convened it in a Special Session later in 2002. The Governor then issued a spending plan for fiscal year 2002-2003 as an Executive Order in order to continue day-to-day operations of the Executive Branch and the Judicial Branch until the General Assembly reconvened early in 2003. The General Assembly enacted in its 2003 Regular Session early in the year Appropriations Acts for both the Executive Branch and the Judicial Branch. The Executive Branch

Appropriations Act reduced spending in certain categories and directed many agencies of the Executive Branch to continue to implement cost savings measures previously ordered by the Governor.

   The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal Securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky's constitution in 1994 which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a statewide election. The Kentucky Municipal Bond Fund is not required to invest any particular percentage of its assets in Kentucky municipal securities which are general obligations of issuers with substantial assets.

   Louisiana Municipal Securities

   As used in this Statement of Additional Information, the term "Louisiana Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

   Risk Factors Regarding Investments in Louisiana Municipal Securities. The State of Louisiana has improved its ability to identify and manage fiscal deficits by working to match expenses to revenues, building a rainy day fund, and reducing its debt burden. The State adopted constitutional amendments and other measures aimed at decreasing outstanding debt, and those measures have significantly reduced the high debt level that existed in prior years. However, new budgetary problems have occurred during the last three years as a result of decreased funding from the federal government for the Medicaid program and revenue shortfalls, the U.S. economic slowdown, and the effects which the September 11th terrorist attacks had on the State's tourism industry. In response, the State has limited state employee headcount and new programs have been reduced.

   Louisiana's economy is based on the oil and gas industry, combined with sectors such as tourism, gambling, chemical production, shipping, manufacturing and agriculture. In recent years, the tourism and service industry sectors have steadily grown and have provided some degree of economic diversification. Nevertheless, the oil and gas industry continues to be the State's major economic component and the price of oil remains an important economic factor. As of July 2003, the State's average market price for crude oil was $30.44.

   Personal income growth lagged the national average through most of the 1990s, but increased sharply in 2001. Per capita income also rose more than twice the amount of U.S. increases in 2001. As of March 2003, average total employment in the State increased by 1.2% from the prior year while the unemployment rate remained the same.

   Michigan Municipal Securities

   As used in this Statement of Additional Information, the term "Michigan Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

   Risk Factors Regarding Michigan Municipal Securities. The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

   Total State wage and salary employment is estimated to have declined by 0.9% in 2002. The rate of unemployment is estimated to have been 6.1% in 2002, substantially increased from the 3.4% rate of 2000. Personal income grew at an estimated 2.0% annual rate in 2002.

   During the years immediately prior to 2001, improvements in the Michigan economy resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The

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balance of that Fund as of September 30, 2002 is estimated to have been $145 million, reduced from $1.2 billion three years earlier, as a result of withdrawals by the State in 2001 and 2002.

   In 2001, the Michigan economy began to feel the effects of the downturn in the national economy and these negative effects continued through the next two years. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002 and 2003.

   The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

   The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

   The Michigan Constitution limits State general obligation debt to (i) short term debt for State operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

   Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2002.

   The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2002, the State had approximately $1.1 billion of general obligation bonds outstanding.

   The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

   The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

   The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

   On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.1% in 2002 and 4.0% in 2003), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. In 2002, the State began to impose an additional tax of $.50 per pack of cigarettes as part of its program to increase revenues to meet budgeted expenditures. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the

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number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

   Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to raise additional revenues in the future.

   A state economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

   Ohio Municipal Securities

   As used in this Statement of Additional Information, the term "Ohio Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

   Risk Factors Regarding Investments in Ohio Municipal Securities. The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of such Ohio Municipal Securities in the Funds of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

   Since the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund invest primarily in Ohio Municipal Securities, the value of each Fund's Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to increase taxes or otherwise raise revenues. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

   West Virginia Municipal Securities

   As used in this Statement of Additional Information, the term "West Virginia Municipal Securities" refers to Municipal Securities, the income from which is exempt from both federal and West Virginia personal income tax.

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   Risk Factors Regarding Investments in West Virginia Municipal
Securities. Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and of the financial condition of its state and local governments and their agencies.

   West Virginia's economy is relatively stable, but there is no growth and significant challenges lie ahead. It is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. The coal industry, in particular, is under increased scrutiny which may affect the economic feasibility of conducting mining operations in the future. State and local governments continue to make concentrated efforts to encourage diversification of the State's economy with some success. Since summer 2002, West Virginia's unemployment rate has stabilized and, for five of the first six months of 2003, has been equal to or less than the national rate. However, total non-farm payroll employment declined by 2,900 from June 2002 to June 2003.

   In recent years, the State and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State had a small surplus at the end of its most recent fiscal year, there is still uncertainty about the current fiscal year, and the Governor has called for agencies to reduce their budget requests by 9% for the fiscal year 2004-2005 to avoid an estimated shortfall of approximately $120 million. With little or no population growth, population shifting away from the State's cities, unemployment statewide remaining high, the continuing decline in school enrollment, and an aging population, the government and school boards continue to struggle to produce sufficient revenues to fund operations and support public education.

New Financial Products

   New options and futures contracts and other financial products, and various combinations of options and futures contracts continue to be developed. These various products may be used to adjust the risk and return characteristics of each Fund's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistently with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

   The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock ("PERCS") which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder's appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

   *PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with One Group.

Preferred Stock

   Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

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Real Estate Investment Trusts ("REITs")

   Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

  .   limited financial resources;

  .   infrequent or limited trading; and

  .   more abrupt or erratic price movements than larger company securities.

   In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

   Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

   If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Additionally, the Fund would suffer a loss to the extent that the disposition of such securities by the Fund were delayed pending court action or prevented by applicable law. Under the Federal Bankruptcy Code, repurchase agreements where the underlying securities are direct obligations of, or are fully guaranteed as to principal and interest by, the United States or any agency of the United States qualify for an exclusion from the automatic stay of creditors' rights. With respect to repurchase agreements where the underlying securities are government securities, the Funds would be entitled, as against a claim by a trustee in bankruptcy to retain the underlying government securities. However, the Funds may also invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities. These repurchase agreements do not qualify for preferential treatment under the bankruptcy code and are subject to additional risks. Securities subject to

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

repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Fund under the 1940 Act.

   Repurchase Agreement Counterparties. For Funds other than the International Funds, repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees. In the case of the International Funds, repurchase counterparties include banks or foreign banks with total assets in excess of $1 billion or broker-dealers which may or may not be registered, which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees.

Reverse Repurchase Agreements

   Some of the Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund's investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act. The Institutional Money Market Funds are not permitted to borrow money for temporary purposes by entering into reverse repurchase agreements.

Restricted Securities

   Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

   The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("RULE 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

  .   the frequency of trades and quotes for the security;

  . the number of dealers willing to purchase or sell the security and the number of other potential buyers;

  .   dealer undertakings to make a market in the security; and

  .   the nature of the security and the nature of the marketplace trades.

   Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity

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

requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

  . The 4(2) paper must not be traded flat or in default as to principal or interest;

  . The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality;

  . Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

  . Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% (10% for Money Market Funds and Institutional Money Market Funds) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of One Group Mutual Funds, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (10% for Money Market Funds and Institutional Money Market Funds) of its net assets; and

  . Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Lending

   To generate additional income, each of the Funds, except the U.S. Treasury Securities Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Money Market Fund, the Municipal Bond Funds, the U.S. Government Securities Money Market Fund, the Institutional Tax-Free Money Market Fund, the Market Neutral Fund, and the Funds of Funds, may lend up to 33 1/3% of such Fund's total assets pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund's prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments. The Funds do not have the right to vote proxies for securities on loan. However, Banc One Investment Advisors will terminate a loan and regain the right to vote if it were considered material with respect to an investment.

Short Sales

   The Market Neutral Fund and the Real Estate Fund may engage in short sales. Short Sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of such security. Prior to initiating a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time it must be returned to the lender. Until the Fund closes the short position by replacing the borrowed security, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid assets. The price at the time the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that accrue during the period of the loan. To borrow the security,

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the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The net proceeds of the short sale plus additional cash will be retained by the prime broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event the value of the securities sold short increases. Until the short position is closed out, the Fund also will incur transaction costs in effecting short sales.

   A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of the gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

   In addition to the risks described above and in the prospectuses, there is the risk that the Funds may not be able to engage in short sales under SEC regulations. Under current SEC regulations, short sales may be made only if the security to be sold is trading at an "uptick" or "plus tick" or at a "zero plus tick" except as otherwise permitted. A security is trading at an uptick or plus tick market if the last sale price for the security was at a higher price than the sale preceding it. A security is trading at a zero plus tick if the last sale price is unchanged but higher than the last preceding different sale.

Short-Term Funding Agreements

   To enhance yield, some Funds may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

   The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund's net assets (10% of a Money Market Fund's or Institutional Money Market Fund's net assets) will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

   Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

   The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

   While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

   The Funds that are permitted to invest in structured instruments will invest only in structured securities that are consistent with each Fund's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

   Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

Swaps, Caps and Floors

   Certain of the Funds may enter into swaps, caps, and floors (collectively, "Swap Contracts") on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund's investments are traded. Some transactions may reduce each Fund's exposure to market fluctuations while others may tend to increase market exposure. The Funds may enter into these transactions to manage their exposure to changing interest rates or other market factors or for non-hedging purposes. Although different from options, futures, and options on futures, Swap Contracts are used by the Funds for similar purposes (i.e., risk management, hedging, and as a substitute for direct investments in underlying securities) and therefore, expose the Funds to generally the same risks and opportunities as those investments.

   Swap Contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

   Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

   Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

   Because Swap Contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

   Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value.

   In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

   In addition, because Swap Contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after Banc One Investment Advisors or the Sub-Advisor has determined that it would be prudent to close out or offset the first swap contract.

   The Funds that may utilize swaps, caps and floors (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

   The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Funds and Banc One Investment Advisors believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. Each of the Bond Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.

Treasury Receipts

   Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

   The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Funds may also invest in Inflation Indexed Treasury Obligations.

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

Variable and Floating Rate Instruments

   Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

   VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Investment Advisors or the Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

   Some of the Funds, subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Some of the Funds may purchase EXTENDABLE COMMERCIAL NOTES. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

   A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Banc One Investment Advisors or the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

   With respect to the Money Market Funds and the Institutional Money Market Funds, variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC's amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

      (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

      (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

      (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice.

   Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% (with respect to the Money Market Funds and Institutional Money Market Funds) or 15% (with respect to all Funds, other than the Money Market Funds and Institutional Money Market Funds, which can purchase such notes) of the Fund's net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by Banc One Investment Advisors or the Sub-Advisor, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Warrants

   Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Fund to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not invest in common stock.

When-Issued Securities and Forward Commitments

   Some Funds may purchase securities on a "when-issued" and forward commitment basis. When a Fund agrees to purchase securities on this basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors or the Sub-Advisor to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. In addition, when a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

   In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid portfolio securities in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

   Limitations on the Use of When-Issued Securities and Forward
Commitments. No Fund intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of Banc One Investment Advisors or the Sub-Advisor to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund's total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors or the Sub-Advisor deems it appropriate to do so.

Investment Restrictions

   The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information. Additional investment restrictions may be found in the prospectuses.

FUNDAMENTAL POLICIES

   Each of the Equity Funds (other than the Health Sciences Fund, the Technology Fund, and the Real Estate Fund) may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

   Each of the Equity Funds (other than the Health Sciences Fund) may not:

      1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; (ii) with respect to the Technology Fund, this limitation does not apply to an industry or group of industries in the technology sector; and (iii) with respect to the Real Estate Fund, this limitation does not apply to an industry or group of industries in the real estate sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      2. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the SEC.

   The Health Sciences Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to an industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      2. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending; and
   (iv) make loans to the extent permitted by an exemptive order issued by the SEC.

      3. (i) Borrow money except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC. The Health Sciences Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

      Under normal conditions, the Health Sciences Fund will invest at least 25% of its total assets in one or more industries in the health sciences sector.

   Each of the Bond Funds may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Bond Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the SEC.

   Each of the Fund of Funds may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for investments in One Group Funds, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the SEC.

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   Each of the Money Market Funds and the Institutional Money Market Funds may
   not:

      1. Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

   Each of the Money Market Funds and the Institutional Prime Money Market Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Prime Money Market Fund and the Institutional Prime Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Prime Money Market Fund, the Institutional Prime Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Prime Money Market Fund, the Institutional Prime Money Market Fund and the Municipal Money Market Fund.

      With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements involving such securities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Securities Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations. With respect to the U.S. Government Securities Money Market Fund, this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

   Each of the Money Market Funds, the Institutional Prime Money Market Fund, the Institutional Tax-Free Money Market Fund, and the Institutional Prime Plus Money Market Fund may not:

      1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the SEC.

   The Institutional Tax-Free Money Market Fund and Institutional Prime Plus Money Market Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements involving such securities; (ii) wholly-owned finance companies will each be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) This limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. With respect to the Institutional Prime Plus Money Market Fund, this limitation does not apply to securities issued by companies in the financial services industry.

   The following policy applies to the Institutional Tax-Free Money Market Fund:

      1. Under normal market circumstances, the Institutional Tax-Free Money Market Fund will invest at least 80% of its net assets in Municipal Securities, the income from which is exempt from federal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, and the Ohio Municipal Money Market Fund.

      1. Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities.

   The Treasury Only Money Market Fund may not:

      1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

      2. Invest in any securities subject to repurchase agreements.

      3. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

      4. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iii) make loans to the extent permitted by an order issued by the SEC.

   The U.S. Treasury Securities Money Market Fund may not:

      1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

   The Government Money Market Fund may not:

      1. Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

      2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

      3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the SEC.

   With respect to the Municipal Bond Funds:

   The Tax-Free Bond Fund, the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

   The following policy applies to the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund and the Municipal Income Fund.

      Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Municipal Income Fund and the Intermediate Tax-Free Bond Fund:

      Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund and the Intermediate Tax-Free Bond Fund will be invested in Municipal Securities.

   The Arizona Municipal Bond Fund, the West Virginia Municipal Bond, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund, and the Michigan Municipal Bond Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and
   (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).

   The following policy applies to the Arizona Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Kentucky Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Louisiana Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Michigan Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Ohio Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the West Virginia Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   None of the Municipal Bond Funds may:

      1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

   None of the Funds (other than the Market Neutral Fund and the Real Estate
   Fund) may:

      1. Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

   None of the Funds may:

      1. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

      2. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes: (i) the Equity Funds (other than the Market Neutral Fund and the Real Estate Fund) and the Bond Funds may purchase or sell financial futures contracts and (except for the Treasury & Agency Fund) may purchase call or put options on financial futures contracts, and (ii) the International Equity Index Fund and Diversified International Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on appropriate U.S. exchanges, and may purchase or sell foreign currency on a spot basis.

      3. Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Securities Money Market, Treasury Only Money Market and Government Money Market Funds in marketable securities of companies engaged in such activities are not hereby precluded).

      4. Invest in any issuer for purposes of exercising control or management.

      5. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

      6. Issue senior securities except with respect to any permissible borrowings.

   None of the Funds (other than the Real Estate Fund) may:

      1. Purchase or sell real estate (however, each Fund except the Money Market Funds and the Market Neutral Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

   Each Fund (other than the Health Sciences Fund) may:

      1. Borrow money to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

   The U.S. Treasury Securities Money Market Fund and the Government Money Market Fund may not:

      1. Buy state, municipal, or private activity bonds.

   The Real Estate Fund may not:

      1. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. As a matter of fundamental policy, the Fund will concentrate its investments in such securities.

      2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NON-FUNDAMENTAL POLICIES

   The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

   The following policy applies to the Money Market Funds and the Institutional Money Market Funds:

      For purposes of the Fund's diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

   The following policy applies to the Equity Index Fund:

      The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

   The Technology Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund will not:

      1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund's total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

   No Fund may:

      1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets (10% of net assets for a Fund that is a Money Market Fund or an Institutional Money Market Fund). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

   The foregoing percentages apply at the time of purchase of a security. Banc One Investment Advisors or the Sub-Advisor shall report to the Board of Trustees promptly if any of a Fund's investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% (10% in the case of a Fund that is a Money Market Fund or an Institutional Money Market Fund) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors or the Sub-Advisor is able to dispose of illiquid assets without loss in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (or 10% in the case of a Fund that is a Money Market Fund or an Institutional Money Market Fund) of its net assets.

   No Fund may:

      1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund.

   Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Prime Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund's total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of
Section 123.3 of the Texas State Statute, not to exceed .25% in 12b-1 and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

   The Intermediate Tax-Free Bond Fund will not invest more than 25% of its assets in municipal securities that are related in such a way that a political, economic or business development affecting one security will also affect other municipal securities.

   The Health Sciences Fund may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving such securities) if as a result more than 25% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 50% of the

Fund's assets. With respect to the remaining 50% of its total assets, the Health Sciences Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

   The Real Estate Fund may not:

      1. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of the Fund's net assets (taken at market value).

      2. Participate on a joint or joint and several basis in any securities trading account, except that the Fund may invest in joint accounts to the extent permitted by the Joint Account Procedures adopted by the Board.

Temporary Defensive Positions

   To respond to unusual market conditions, certain of the Funds may invest their assets in cash or CASH EQUIVALENTS (see below) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund's prospectus. Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Portfolio Turnover

   The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnovers with respect to all of the Money Market Funds and Institutional Money Market Funds were zero for the period from the commencement of their respective operations to June 30, 2003 and are expected to remain zero.

   The portfolio turnover rates of the Funds for the fiscal years ended June 30, 2002 and 2003 were as follows:

                   ONE GROUP MUTUAL FUNDS PORTFOLIO TURNOVER

                                              Fiscal Year Ended
                                                  June 30,
                                              --------------
                 Fund                          2002      2003
                 ----                         ------   ------
                 Equity Income...............  17.03%   16.80%
                 Mid Cap Value............... 101.29%   99.39%
                 Mid Cap Growth..............  83.02%   70.87%
                 Equity Index................   6.68%    6.74%
                 Large Cap Value............. 125.65%   84.63%
                 Balanced....................  24.92%   26.30%
                 International Equity Index..  13.60%   11.72%
                 Large Cap Growth............  69.07%   60.12%
                 Short-Term Bond.............  49.58%   27.23%
                 Intermediate Tax-Free Bond..  65.46%   48.87%
                 Municipal Income............  93.62%   73.77%
                 Ohio Municipal Bond.........  20.90%   14.63%
                 Government Bond.............  23.51%   19.29%
                 Ultra Short-Term Bond.......  38.72%   35.80%
                 Kentucky Municipal Bond.....  15.24%    9.08%
                 Arizona Municipal Bond......  12.38%   18.17%
                 W. Virginia Municipal Bond..  12.03%   10.34%
                 Louisiana Municipal Bond....  22.19%    9.53%
                 Diversified Equity..........  14.29%   26.95%
                 Small Cap Growth............ 119.33%   94.54%
                 Investor Growth.............  29.37%   15.96%
                 Investor Growth & Income....  24.96%   23.09%
                 Investor Conservative Growth   9.21%   11.05%
                 Investor Balanced...........  20.23%   20.93%
                 High Yield Bond.............  34.02%   51.75%
                 Treasury & Agency...........  41.45%   33.28%
                 Small Cap Value.............  39.91%   45.70%
                 Diversified Mid Cap.........  37.08%   48.94%
                 Diversified International... 266.10%   94.26%
                 Market Expansion Index......  73.63%   53.51%
                 Bond........................  31.88%   22.93%
                 Income Bond.................  22.96%   16.42%
                 Intermediate Bond...........  33.02%   24.13%
                 Short-Term Municipal Bond...  94.19%  109.73%
                 Tax-Free Bond...............  10.70%   12.05%
                 Michigan Municipal Bond.....   7.96%   11.18%
                 Technology..................  33.74%   29.13%
                 Mortgage-Backed Securities..  29.77%   35.73%
                 Health Sciences.............  67.68%  106.72%
                 Market Neutral Fund.........    N/A        0%*
                 Real Estate Fund............    N/A      N/A**

* The portfolio turnover rate for the Market Neutral Fund covers only the period from the Fund's inception date (i.e., May 23, 2003 to June 30, 2003). The Market Neutral Fund engages in active and frequent trading of portfolio securities to achieve its principal investment strategy. The Market Neutral Fund anticipates a portfolio turnover rate well above that of other mutual funds. The Market Neutral Fund's portfolio turnover is likely to exceed 200%.

** As of June 30, 2003, the Real Estate Fund had not commenced operations. The
   Real Estate Fund anticipates a portfolio turnover rate in excess of 50%.

   Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to Shareholders. To the extent portfolio turnover results in short- term capital gains, such gains will generally be taxed at ordinary income tax rates. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.

   During the fiscal year ended June 30, 2002, the portfolio turnover rate of the Diversified International Fund was more than 100% greater than the Fund's portfolio turnover rate for the fiscal year ended June 30, 2003 as a result of market events impacting all equity markets during the last two years. The rapid action required to respond to these developments in a manner consistent with the best interests of shareholders caused portfolio turnover in the Diversified International Fund to be higher for the fiscal year ended June 30, 2002.

   Because the Health Sciences Fund is a concentrated portfolio of 25 to 30 stocks, the Fund's portfolio turnover is expected to be higher than the portfolio turnover rates of more diversified funds. Because the fiscal year ended June 30, 2002 was the Fund's first year of operations, the Fund's portfolio turnover rate during that period was higher than its portfolio turnover rate for the fiscal year ended June 30, 2003. Although the Fund attempts to minimize portfolio turnover, the concentrated nature of the Fund's investments can cause the Fund's portfolio turnover to exceed 100%.

   The portfolio turnover rate for the Large Cap Value Fund declined significantly during the fiscal year ending June 30, 2003 as a result of the transition to a new management team that is focusing on an investment philosophy that has a longer time horizon, and thus longer holding periods than the Fund has had previously. In addition, the rebalancing of the Fund's benchmark had less of a trading impact during fiscal 2003 than it has in prior years.

   Although not significantly different from the portfolio turnover rate from the prior year, the portfolio turnover rate for the Mid Cap Value Fund for the fiscal year ended June 30, 2003 was high as a result of (i) a significant rebalancing of the Fund's benchmark in late 2002, and (ii) repositioning beginning in May 2003 occasioned by a change in Fund portfolio management.

   During the fiscal year ended June 30, 2003, the portfolio turnover rate of the Short-Term Municipal Bond Fund exceeded 100% as a result of (i) increased assets under management, (ii) money market and variable rate note transactions with short maturities or puts, (iii) improved term structure discipline instituted by senior management, and (iv) realization of tax losses against gain carryforwards.

   Although the portfolio turnover rate of the Small Cap Growth Fund did not increase significantly during the fiscal year ended June 30, 2003 when compared to the portfolio turnover rate for the fiscal year ended June 30, 2002, it is possible that the portfolio turnover rate for the fiscal year ending June 30, 2004 may be significantly higher than the portfolio turnover rate for fiscal 2003 as a result of a change in the Fund's benchmark from the S&P Small Cap Growth Index to the Russell 2000 Growth Index.

                                TAX INFORMATION

Additional Tax Information Concerning all Funds

   Each Fund is treated as a separate entity for federal income tax purposes and is not combined with One Group's other funds. Each Fund intends to meet the requirements necessary to qualify each year as a "regulated investment company" under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

   In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

   If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

   Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their "ordinary income" (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

   For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund Shareholder to be qualified dividend income, that Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or Shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-

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day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

   In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a Shareholder taxed as an individual provided the Shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of that Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

   Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

   Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

   The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than five years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and Shareholders should consult their tax advisors before making such an election.

   If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Under recently promulgated Treasury regulations, if a shareholder recognized a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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   Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

   Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, and CATS), as defined in the Funds' Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Investment Advisors would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

   The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

   The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

   The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding the Municipal Funds and the International Funds is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes. In addition, the foregoing discussion and the discussion below regarding the Municipal Funds, the International Funds and the Funds of Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning the Municipal Funds

   A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax.

   The policy of each Municipal Fund is to distribute each year as exempt-interest dividends substantially all the Fund's net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Municipal Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund's taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable

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year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Municipal Fund during such year, regardless of the period for which the Shares were held.

   Exempt-interest dividends may generally be treated by a Municipal Fund's Shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code. However, each Shareholder of a Municipal Fund is advised to consult his or her tax advisor with respect to whether such Shareholder may be treated as a "Substantial User" or a "Related Person" to such user under Section 147(a) of the Code with respect to facilities financed through any of the tax-exempt obligations held by the Fund. "Substantial User" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.

   "Related Persons" includes certain related natural persons, affiliated corporations, partners and partnerships.

   Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.

   Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.

   All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   Each Municipal Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

   Each Municipal Fund may acquire rights regarding specified portfolio securities under puts. See "Futures and Options Trading." The policy of each Municipal Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act. Therefore, although a Municipal Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

   Following is a brief discussion of treatment of exempt-interest dividends by certain states.

   Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("LOCAL OBLIGATIONS"). However, interest from Local Obligations may be includable in Federal gross income.

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

   Kentucky Taxes. Under Kentucky law, income distributed to resident shareholders of entities classified as regulated investment companies for federal income tax purposes retains the same character in the hands of the shareholder that it had in the hands of the distributing entity. Accordingly, dividends received from the Kentucky Municipal Bond Fund which are derived from interest on tax-exempt obligations of the Commonwealth of Kentucky, its agencies, and its political subdivisions, or from certain obligations of the United States and its territories, are exempt from Kentucky income tax. Other distributions by the Fund are subject to Kentucky income tax. These other distributions include, but are not limited to, those from net short-term and net long-term capital gains (including such gains on tax-exempt Kentucky municipal securities), interest earned on securities that are merely guaranteed by the federal government or its agencies, the net proceeds of repurchase agreements collateralized by securities issued by the federal government or its agencies, and interest earned on securities issued by any state other then Kentucky.

   Louisiana Taxes. Exempt-interest dividends generated by shares of the Louisiana Municipal Bond Fund in the hands of Louisiana residents is not included in the definition of "tax table" income under Louisiana law. In general, however, other distributions are subject to Louisiana income tax. All income from fund shares retains its character in the hands of an individual taxpayer. Neither the state nor its municipalities may impose property tax on fund shares.

   Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

   Ohio Taxes. Distributions from the Ohio Municipal Money Market Fund and the Ohio Municipal Bond Fund representing interest on obligations held by those Funds which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities ("Ohio Obligations"), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from those Funds for purposes of the Ohio franchise tax net income base.

   Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

   Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

   This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund and the Ohio Municipal Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

   West Virginia Taxes. Shareholders may reduce their West Virginia adjusted gross income ("AGI") for that portion of the interest or dividends they receive which represents interest or dividends of the Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

   However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of

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

any Federal law exemption, such as that accorded "exempt-interest dividends;" and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's Federal AGI.

   The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Tax-Advantaged Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Tax-Advantaged Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Tax-Advantaged Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Additional Tax Information Concerning The International Funds

   Transactions of the International Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

   Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) may (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust's business of investing in stock or securities.

   Investment by the International Funds in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Funds. If the International Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the International Funds do not expect to make such an election. Rather, the Funds intend to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually.

   The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Tax Credit

   If more than 50% of an International Fund's total assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit its Shareholders who are U.S. citizens to claim a foreign tax credit or deduction on their U.S. income tax returns for their pro rata share of foreign taxes paid by the Fund. In that case, Shareholders will be required to include in gross income their pro rata share of foreign taxes paid by the Fund. Each Shareholder may then claim a foreign tax credit or a tax deduction that would offset some or all of the increased tax liability. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the income to an International Fund flows through to the Fund's Shareholders. In addition, no credit will be allowed for foreign taxes paid in respect of any dividend on stock paid or accrued after September 4, 1997 unless the stock was held (without protection from risk of loss) for at least 16 days during the 30-day period beginning 15 days before the ex-dividend date. For certain preferred stock the holding period is 46 days during the 90-day period beginning 45 days before the ex-dividend date. This means that (i) Shareholders not satisfying this holding period requirement may not claim foreign tax credits in respect of their shares, and (ii) the Fund may not "flow through" tax credits to Shareholders in respect of dividends on stock that the Fund has not held for the requisite period. If the Fund makes this election with respect to foreign tax credits it will notify Shareholders of their proportionate share of foreign taxes paid, the portion of the distribution that represents foreign source income, and any amount of such foreign taxes paid which are not creditable because the Fund did not meet the holding period requirement. Gains to the International Funds from the sale of

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securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only up to 90% of the federal alternative minimum tax imposed on corporations and individuals. Because of these limitations, Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by an International Fund.

   The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Additional Tax Information Concerning The Funds of Funds

   A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

   Depending on a Fund of Fund's percentage ownership in an underlying Fund, both before and after a redemption, a redemption of shares of an underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

   Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests (see "Additional Tax Information Concerning the International Funds"), the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

   The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

                                   VALUATION

Valuation of the Money Market Funds and Institutional Money Market Funds

   The Money Market Funds and Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

   The Money Market Funds and the Institutional Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value ("NAV") per share of the Funds using market values of the Funds' securities from the Funds' $1.00 amortized cost NAV. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under procedures approved by the Trust's Board of Trustees.

   In the event that the market value deviation exceeds one half of one percent, the Board of Trustees shall consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost NAV may result in material dilution or other unfair results to new or existing shareholders, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or

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

reducing dividends, declaring additional dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing an NAV determined by using available market quotations.

Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds

   Domestic equity securities (including options, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 pm Eastern Time ("ET"). If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange, typically at 4:00 pm ET. Securities for which quotations are either (1) not readily available, or (2) determined by Banc One Investment Advisors or the Sub-Advisor to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available quotations. Securities traded on more than one exchange will be valued at the last sale price on the principal exchange if available, and if such price is not available, will be valued at the last price on the secondary exchange. The NASD National Market System is considered an exchange.

   Fixed income securities are valued at the latest quoted sale price available at 4:00 pm ET. If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations available at 4:00 pm ET. Securities for which there is no current trade activity and no bid/ask quotations are valued by an approved independent pricing service based on their proprietary calculation models. Securities with less than 61 days to maturity are valued at amortized cost. Amortized cost is not used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

   Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or (3) determined by Banc One Investment Advisors or the Sub-Advisor to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees.

   Except as noted below, foreign securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. In either case, this value is then converted into its U.S. dollar equivalent at the time of the NAV, typically 4:00 p.m. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees as of 4:00 p.m. ET.

   U.K. securities, depending on which principal market the security trades, will be valued using the last available sale price or the latest mid-market price. Canadian securities, which are traded both in Canada and the United States, are valued at the latest available sale price or absent such a price, the mean of the latest bid/ask quotations on the exchange in which the security was purchased. Securities traded in South America and Central America shall be valued at their latest sale price as of 4:00 pm ET. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations as of 4:00 pm ET.

   Fair Value Procedures. In certain situations, a Fund's securities may be valued by another method that the Funds believe accurately reflects fair value in accordance with procedures approved by the Board. Fair value situations could include, but are not limited to, the following: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting the issuer's operations or earnings announcements); (2) extremely illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities, (4) securities that may be defaulted or de-listed from an exchange and are no longer trading, or (5) any other circumstances in which Banc One Investment Advisors or the Sub-Advisor believes that market quotations are not readily available.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

   The net asset value of each Fund is determined and its Class I, Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares are priced as of the times specified in each Fund's Prospectus. The net asset value per share of each Fund's Class I, Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares is calculated by determining the value of the respective Class's proportional interest in the securities and other assets of the Fund, less (i) such Class's proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund's Class I, Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares may differ from each other due to the expense of the Distribution and Shareholders Services Plan fee applicable to a Fund's Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   All of the classes of Shares in each Fund are sold on a continuous basis by One Group Dealer Services, Inc. (the "DISTRIBUTOR"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

   Class I Shares in a Fund may be purchased, through procedures established by the Distributor, by institutional investors, including affiliates of Bank One Corporation and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

   Class A, Class B and Class C Shares may be purchased by any investor that does not meet the purchase eligibility criteria, described above, with respect to Class I Shares. In addition to purchasing Class A, Class B and Class C Shares directly from the Distributor, an investor may purchase Class A, Class B and Class C Shares through a financial institution, such as a bank or insurance company (each a "SHAREHOLDER SERVICING AGENT") that has established a shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust's Shares may be directed to the Distributor at 1-800-480-4111. As disclosed in the prospectuses, sales loads for Trustees and other affiliates of the Funds are waived due to their familiarity with the Funds.

   Class S and Administrative Class Shares are available only in the Institutional Money Market Funds. Such shares may be purchased by institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity (including affiliates of Bank One Corporation). Class S and Administrative Class Shares are designed for clients requiring additional services, such as reports and other information related to maintenance of shareholders accounts.

   Service Class Shares are available only in the Money Market Funds. This class of shares is available to broker-dealers, other financial intermediaries, banks and other depository institutions requiring special administrative and accounting services (e.g., sweep processing).

Exchanges

   The exchange privileges described in the Prospectuses may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold.

Purchases-in-Kind

   Generally, all purchases must be made in cash. However, if a shareholder purchases shares worth $1,000,000 or more, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds' Board of Trustees. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Redemptions

   The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:

    (a)trading on the New York Stock Exchange (the "EXCHANGE") is broadly restricted by the applicable rules and regulations of the SEC;

    (b)the Exchange is closed for other than customary weekend and holiday closing;

    (c)the SEC has by order permitted such suspension; or

    (d)the SEC has declared a market emergency.

Redemption Fees

   In general shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Diversified International Fund, the Health Sciences Fund (applies only to shares purchased on or after April 1, 2004), the High Yield Bond Fund (applies only to shares purchased on or after December 1, 2003), the International Equity Index Fund, the Market Neutral Fund, and the Technology Fund (applies only to shares purchased on or after April 1, 2004) held for less than 90 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this statement of additional information as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to Banc One Investment Advisors or its affiliates (excluding the Funds) and does not economically benefit Banc One Investment Advisors in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

   The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 90 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain corporate retirement plans or (d) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain corporate retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable sub-minimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 90 days of conversion. The Funds do not require a redemption fee if the amount of such fee would be less than $50.00. Shareholder Servicing Agents may have a lower minimum or no minimum for charging redemption fees.

   Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and use reasonable efforts to identify market timers and apply the redemption fee to each transaction. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

   Shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund Transactions.

   For purposes of the application of the excessive trading limitations and the redemption fees, the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

Systematic Withdrawal Plan

   Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

      (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

      (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

   If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

   For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

   For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

   Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders

   Orders to purchase, exchange or redeem shares received by the Funds, or by a Shareholder Servicing Agent authorized to receive such orders, by the cut-off times indicated in the Funds' prospectuses will be processed at the NAV next calculated after the order is received by the Fund or the Shareholder Servicing Agent. Under a variety of different types of servicing agreements, Shareholder Servicing Agents that are authorized to receive purchase, exchange and redemption orders from investors are permitted to transmit those orders that are received by the Shareholder Servicing Agent before the cut-off times in the various prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the prospectuses.

                            MANAGEMENT OF THE TRUST

Management Information

   The following table provides information concerning each Trustee and officer of the Trust.

                                        Term of                                                Number of
                                        Office/                                              Portfolios in     Other
                       Positions held   Length                    Principal                  Fund Complex  Directorships
                          with the      of Time                 Occupation(s)                 Overseen by   Held by the
Name, Address, and Age     Trust        Served               During Past 5 Years                Trustee       Trustee
---------------------- -------------- ----------- ------------------------------------------ ------------- -------------
Peter C. Marshall        Trustee,     Indefinite/ From March 2002 until present,                   61        None
 1111 Polaris Parkway    Chairman     7/12/85-    self-employed as a business consultant.
 Suite B2                             present     From March 2000 through February 2002,
 Columbus, OH 43240                               Senior Vice President, W.D. Hoard, Inc.
 12/10/42                                         (corporate parent of DCI Marketing, Inc.).
                                                  From November 1993 to March 2000,
                                                  President DCI Marketing, Inc.

Frederick W. Ruebeck     Trustee      Indefinite/ Since April 2000, Advisor Jerome P.              61        None
 1111 Polaris Parkway                 7/26/90-    Green & Associates, LLC (a broker-
 Suite B2                             present     dealer). From January 2000 to April 2000,
 Columbus, OH 43240                               self-employed as a consultant. From June
 10/8/39                                          1988 to December 1999, Director of
                                                  Investments, Eli Lilly and Company.

Robert A. Oden           Trustee      Indefinite/ From July 1, 2002 to present, President,         61        None
 1111 Polaris Parkway                 6/25/97-    Carleton College. From 1995 to July 1,
 Suite B2                             present     2002, President, Kenyon College.
 Columbus, OH 43240
 9/11/46

John F. Finn             Trustee      Indefinite/ Since 1975, President of Gardner, Inc.           61        Cardinal
 1111 Polaris Parkway                 5/21/98-    (wholesale distributor to outdoor power                    Health,
 Suite B2                             present     equipment industry)                                        Inc.
 Columbus, OH 43240                                                                                          (CAH)
 11/15/47

Marilyn McCoy            Trustee      Indefinite/ Since 1985, Vice President of                    61        None
 1111 Polaris Parkway                 4/28/99-    Administration and Planning,
 Suite B2                             present     Northwestern University.
 Columbus, OH 43240
 3/18/48

Julius L. Pallone        Trustee      Indefinite/ Since 1994, President, J.L. Pallone              61        None
 1111 Polaris Parkway                 4/28/99-    Associates (insurance consultant)
 Suite B2                             present
 Columbus, OH 43240
 5/26/30

Donald L. Tuttle         Trustee      Indefinite/ Since 1995, Vice President, Association          61        None
 1111 Polaris Parkway                 4/28/99-    for Investment Management and Research.
 Suite B2                             present
 Columbus, OH 43240
 10/6/34

David J. Kundert         President    Indefinite/ Since 1995, Chairman and Chief                  N/A             N/A
 1111 Polaris Parkway                 10/15/03-   Executive Officer, Banc One Investment
 Suite B2                             present     Management Group. Since 1992,
 Columbus, OH 43240                               President and Chief Executive Officer,
 10/28/42                                         Banc One Investment Advisors
                                                  Corporation. Director, Banc One
                                                  Investment Advisors Corporation, One
                                                  Group Dealer Services, Inc., and One
                                                  Group Administrative Services, Inc.

                                              Term of                                              Number of
                                              Office/                                            Portfolios in     Other
                            Positions held    Length                   Principal                 Fund Complex  Directorships
                               with the       of Time                Occupation(s)                Overseen by   Held by the
Name, Address, and Age          Trust         Served              During Past 5 Years               Trustee       Trustee
----------------------      --------------- ----------- ---------------------------------------- ------------- -------------
Nadeem Yousaf               Treasurer       Indefinite/ From August 1999 to present, Vice             N/A           N/A
 BISYS Fund Services, Inc.                  11/13/03-   President Financial Services, BISYS Fund
 3435 Stelzer Road                          present     Services, Inc. From March 1997 to June
 Columbus, OH 43219                                     1999, Director of Canadian Operations,
                                                        Investors Bank and Trust.

Beverly J. Langley          Vice President/ Indefinite/ From August 15, 2003 to November 13,          N/A           N/A
 1111 Polaris Parkway       AML             11/13/03-   2003, Vice President of One Group
 Suite B2                   Compliance      present     Mutual Funds. From June 1992 to present,
 Columbus, OH 43240         Officer                     Senior Compliance Director of Banc One
 10/4/56                                                Investment Advisors Corporation.

Scott E. Richter            Secretary       Indefinite/ From February 2003 to present, Senior         N/A           N/A
 1111 Polaris Parkway                       10/15/03-   Associate General Counsel, Bank One
 Suite B2                                   present     Corporation. From November 1998 to
 Columbus, OH 43240                                     January 2003, Deputy General Counsel,
 7/4/56                                                 Institutional Division, INVESCO. From
                                                        January 1997 to October 1998, Associate
                                                        General Counsel, Piper Capital
                                                        Management.

Jessica K. Ditullio         Assistant       Indefinite/ From August 1990 to present, Counsel,         N/A           N/A
 1111 Polaris Parkway       Secretary       1/1/00-     Bank One Corporation.
 Suite B2                                   present
 Columbus, OH 43240
 9/19/62

Nancy E. Fields             Assistant       Indefinite/ From October 1999 to present, Director,       N/A           N/A
 1111 Polaris Parkway       Secretary       1/1/00-     Mutual Fund Administration, One Group
 Suite B2                                   present     Administrative Services, Inc. and Senior
 Columbus, OH 43240                                     Project Manager, Mutual Funds, One
 6/22/49                                                Group Dealer Services, Inc. From July
                                                        1999 to October 1999, Project Manager,
                                                        One Group, Banc One Investment
                                                        Advisors Corporation. From January 1998
                                                        to July 1999, Vice President, Ohio
                                                        Bankers Association. From July 1990
                                                        through December 1997, Vice President,
                                                        Client Services, BISYS Fund Services,
                                                        Inc.

Alaina V. Metz              Assistant       Indefinite/ From June 1995 to present, Vice               N/A           N/A
 BISYS Fund Services, Inc.  Secretary       11/95-      President, BISYS Fund Service Inc.
 3435 Stelzer Road                          present
 Columbus, Ohio 43219
 4/7/67

   Banc One Investment Advisors, the investment adviser to the Trust, is an "affiliated person" of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust and who oversee 61 Portfolios in the Fund Complex, hold or have held positions with Banc One Investment Advisors as follows: David J. Kundert has served as President and Chief Executive Officer since 1992; Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999; and Beverly J. Langley has served as Senior Compliance Director since June 1992.

Board of Trustees

   Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the Shareholders of the Trust. The seven Trustees of the Trust are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the officers of the Trust.

   Standing Committees of the Board. There are four standing committees of the Board of Trustees. The Audit Committee is comprised of all seven members of the Board of Trustees. The purposes of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent auditor therefor; (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees and (d) to act as a qualified legal compliance committee. The Audit Committee met twice during the past fiscal year. The Audit Committee has determined that Peter C. Marshall and Donald L. Tuttle are "Audit Committee Financial Experts" as that term is defined in pertinent regulations of the U.S. Securities and Exchange Commission.

   The Nominations Committee identifies candidates to fill vacancies on the Board of Trustees. Peter C. Marshall and Frederick W. Ruebeck are members of the Nominations Committee. The Nominations Committee did not meet during the past fiscal year. The Nominations Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Nominations Committee in care of One Group Mutual Funds.

   The Special Proxy Voting Committee considers and determines how to vote on behalf of the Funds with respect to specific votes referred to it by Banc One Investment Advisors. Votes referred to the Special Proxy Voting Committee are limited to those identified by Banc One Investment Advisors as both (i) involving a material conflict of interest of the investment adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation, if any, of an independent firm. Peter C. Marshall, John F. Finn, and Frederick W. Ruebeck are members of the Special Proxy Voting Committee. The Special Proxy Voting Committee was formed on May 15, 2003 and did not meet during the last fiscal year.

   The Special Review Committee assists the Board of Trustees in overseeing internal reviews, regulatory inquiries and litigation relating to issues raised in the complaint (the "Canary Complaint") filed by the New York Attorney General against Canary Capital Partners, LLC, et al. (collectively, "Canary") on September 3, 2003 which alleged, among other things, that Canary had engaged in improper trading practices with certain Funds in the Trust. For more information regarding the Canary Complaint, please see the section entitled "Legal Proceedings" in each Fund's prospectus. The members of the Special Review Committee are Peter C. Marshall, Julius L. Pallone and Frederick W. Ruebeck. The Special Review Committee was formed on September 8, 2003 and did, as a result, not meet during the last fiscal year.

   Disinterested Trustee Positions. During 2002 and 2003, each of the Trustees was also a trustee for One Group Investment Trust, which has nine portfolios.

   Ownership of Securities.   As of December 31, 2003, each of the Trustees
beneficially owned shares of certain Funds of the Trust, either directly or through participation in the Fund Complex's (which includes One Group Investment Trust), Deferred Compensation Plans in the following amounts:

   The amount of such beneficial interest in each Fund and in the aggregate is shown in the following table:

                                                                                  Aggregate Dollar Range of
                                                                             Equity Securities in All Registered
                                     Dollar Range of Equity                     Investment Companies overseen
                                     Securities in the Funds                        by the Trustee in the
Name of Trustee                           listed below                             Family of Mutual Funds
---------------      ------------------------------------------------------  -----------------------------------
Peter C. Marshall... Investor Growth Fund            (greater than)$100,000*       (greater than)$100,000*
Frederick W. Ruebeck International Equity Index Fund (greater than)$100,000*       (greater than)$100,000*

Robert A. Oden...... Large Cap Growth Fund             $10,001 - $ 50,000          (greater than)$100,000*
                     Equity Index Fund                 $10,001 - $ 50,000
                     Bond Fund                         $10,001 - $ 50,000

John F. Finn........ Small Cap Growth Fund             $50,001 - $100,000          (greater than)$100,000*
                     Small Cap Value Fund              $50,001 - $100,000
                     Large Cap Value Fund              $10,001 - $ 50,000
                     Diversified Mid Cap Fund          $50,001 - $100,000
                     Market Neutral Fund             (greater than)$100,000*
                     Health Services Fund              $50,001 - $100,000

Marilyn McCoy....... Small Cap Growth Fund           (greater than)$100,000*       (greater than)$100,000*
                     Small Cap Value Fund              $50,001 - $100,000
                     Mid Cap Growth Fund             (greater than)$100,000*
                     Mid Cap Value Fund                $50,001 - $100,000
                     Mortgage-Backed Securities Fund   $50,001 - $100,000
                     High Yield Bond Fund              $50,001 - $100,000

Julius L. Pallone... Mid Cap Value Fund                $50,001 - $100,000          (greater than)$100,000*
                     Mid Cap Growth Fund               $10,001 - $ 50,000
                     Municipal Money Market Fund           $1 - 10,001
                     Small Cap Growth Fund             $50,001 - $100,000
                     Small Cap Value Fund              $50,001 - $100,000
                     Health Sciences Fund              $50,001 - $100,000
                     Large Cap Value Fund              $10,001 - $ 50,000
                     Technology Fund                   $10,001 - $ 50,000

Donald L. Tuttle.... Small Cap Value Fund            (greater than)$100,000*       (greater than)$100,000*
                     Diversified Mid Cap Fund          $10,001 - $ 50,000
                     Diversified International Fund    $50,001 - $100,000

--------
* means greater than.

   Approval of Investment Advisory Agreement. The investment advisory agreement with Banc One Investment Advisors was formally considered by the Board of Trustees at meetings held in August 2003, which included detailed discussions held outside the presence of fund management and Banc One Investment Advisors. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Funds' fees, costs and expense ratios with those of comparable products; (3) possible economies of scale; (4) the profitability of Banc One Investment Advisors as compared to profitability of other advisers in the industry; and
(5) other costs and benefits to Banc One Investment Advisors and its affiliates arising from the relationship with the Funds. In analyzing these factors, the Board reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each Fund to a broad or general universe of funds and to a "peer group" of funds. The Board further reviewed staffing information including investment management processes including formulation of investment strategies and the decision making process with respect to individual securities, conflicts of interest, brokerage practices, and the impact of revenue sharing arrangements on Banc One Investment Advisors' profitability. In connection with the Board's analysis, Banc One Investment Advisors also provided information on employee compensation and performance-based bonuses for portfolio management staff.

   As disclosed elsewhere in this Statement of Additional Information, Banc One Investment Advisors has soft dollar arrangements by which brokers provide research to Banc One Investment Advisors in return for allocating brokerage to such brokers. The Board also considered the costs and benefits to affiliates of Banc One Investment Advisors such as those associated with the assumption of duties as administrator to the Trust by One Group Administrative Services, Inc. Also considered was the business reputation and financial resources of Banc One Investment Advisors and its ultimate corporate parent, Bank One Corporation.

   In addition to the information described above, the Board also evaluated the services provided by Banc One High Yield Partners, LLC to the High Yield Bond Fund and the Income Bond Fund in connection with the Sub-Investment Advisory Agreements between Banc One Investment Advisors and Banc One High Yield Partners, LLC. Banc One High Yield Partners, LLC was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. ("Pacholder"). Under the Agreement, Pacholder is responsible for providing portfolio management services on behalf of Banc One High Yield Partners. In evaluating the Sub-Investment Advisory Agreements, the Board considered the experience, research methodology and portfolio management staffing provided by Pacholder in managing high yield assets including the quantitative and qualitative processes that Banc One High Yield Partners uses to manage credit risks. The Board also considered the performance in the context of other large high yield bond funds. Additionally, the Board considered the process by which Banc One Investment Advisors oversees the activities of Banc One High Yield Partners under the Sub-Investment Advisory Agreements.

   Based on its review, the Board of Trustees approved the Investment Advisory Agreement and Sub-Investment Advisory Agreements and determined the compensation payable under such agreements to be fair and reasonable in light of the services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

   The Trustees of the Portfolios receive compensation for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended June 30, 2003.

                              COMPENSATION TABLE

                                                         Pension or        Estimated       Total
                                  Aggregate          Retirement Benefits    Annual     Compensation
                                 Compensation        Accrued as Part of  Benefits Upon From the Fund
Name of Person, Position  From the Portfolios(1),(2) Portfolio Expenses   Retirement    Complex(3)
------------------------  -------------------------- ------------------- ------------- -------------
Peter C. Marshall,.......          $128,420                  NA               NA         $130,000
   Trustee
Charles I. Post,.........          $ 81,471                  NA               NA         $ 82,500
   Trustee (Retired) (4)
Frederick W. Ruebeck,....          $108,653                  NA               NA         $110,000
   Trustee
Robert A. Oden, Jr.,.....          $108,653(5)               NA               NA         $110,000
   Trustee
John F. Finn,............          $108,653(6)               NA               NA         $110,000
   Trustee
Marilyn McCoy,...........          $108,653(6)               NA               NA         $110,000
   Trustee
Julius L. Pallone,.......          $108,653                  NA               NA         $110,000
   Trustee
Donald L. Tuttle,........          $108,653                  NA               NA         $110,000
   Trustee

--------
(1) Figures are for the Trust's fiscal year ended June 30, 2003. For the fiscal year ending June 30, 2003, each trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the "Trusts"). The fee was allocated to each Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Mutual Funds.

(2) Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust (the "Plan") adopted at the February 13, 2002 Board of Trustee's meeting, the Trustees may defer all or a part of their compensation payable by the Trust. Under the Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3) "Fund Complex" comprises the forty-nine Funds of the Trust and the nine Portfolios of One Group Investment Trust that were operational as of June 30, 2003. Compensation for the "Portfolio Complex" is for the fiscal year ended June 30, 2003.

(4) Charles I. Post served as trustee of One Group Investment Trust and One Group Mutual Funds until his retirement on March 31, 2003. The compensation table reflects the total compensation that was paid to Mr. Post for the fiscal year ending June 30, 2003.

(5) Includes $30,000 of deferred compensation.

(6) Includes $108,653 of deferred compensation.

Investment Advisor and Sub-Advisor

                   BANC ONE INVESTMENT ADVISORS CORPORATION

   Investment advisory services to each of the Trust's Funds are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Funds (except for the High Yield Bond Fund and the high yield portion of the Income Bond Fund which are sub-advised by Banc One High Yield Partners, LLC, the Sub-Advisor). In addition, Banc One Investment Advisors continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

   Banc One Investment Advisors is an indirect, wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company incorporated in the state of Delaware. BANK ONE CORPORATION operates banking offices in 14 states and in selected international markets. BANK ONE CORPORATION also engages in other business related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing, community development and data processing. These activities are conducted through bank subsidiaries and nonbank subsidiaries. On a consolidated basis, BANK ONE CORPORATION had assets of over $327 billion as of December 31, 2003.

   On January 14, 2004, J.P. Morgan Chase & Co. and Bank One Corporation entered into an agreement that provides for the merger of Bank One Corporation into J.P. Morgan Chase & Co. This merger is expected to be completed in mid-2004. The Distributor and Administrator of the Funds are also subsidiaries of Bank One Corporation.

   Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including One Group Mutual Funds (formerly, One Group, The One Group and the Helmsman Funds) since 1985.

   During the fiscal year ended June 30, 2003, the Funds of the Trust paid the following investment advisory fees to Banc One Investment Advisors and Banc One Investment Advisors waived investment advisory fees as follows:

                     ONE GROUP MUTUAL FUNDS ADVISORY FEES
                     (For fiscal year ended June 30, 2003)
                                  (in 000's)

        Fund                                           Net      Waived
        ----                                        -------    ------
         1. U.S. Treasury Securities Money Market.. $23,043    $  678
         2. Prime Money Market..................... $35,792    $3,355
         3. Municipal Money Market................. $ 4,693    $1,391
         4. Ohio Municipal Money Market............ $   410    $   51
         5. Equity Income.......................... $ 3,165    $  146
         6. Mid Cap Value.......................... $ 9,868    $  114
         7. Mid Cap Growth......................... $12,438    $1,187
         8. Equity Index........................... $ 2,526    $4,640
         9. Large Cap Value........................ $ 8,123    $   86
        10. Balanced............................... $ 1,695    $  518
        11. International Equity Index............. $ 2,928    $   49
        12. Large Cap Growth....................... $11,317    $2,676
        13. Short-Term Bond........................ $ 3,711    $2,860
        14. Intermediate Tax-Free Bond............. $ 2,868    $1,305
        15. Municipal Income....................... $ 5,118    $  640
        16. Ohio Municipal Bond.................... $ 1,034    $  568
        17. Government Bond........................ $ 4,177    $  556
        18. Ultra Short-Term Bond.................. $ 4,215    $5,284
        19. Treasury Only Money Market............. $ 2,417    $   --
        20. Government Money Market................ $ 7,370    $   --
        21. Kentucky Municipal Bond................ $   604    $   75
        22. Institutional Prime Money Market....... $29,345    $1,957
        23. Arizona Municipal Bond................. $   674    $   84
        24. W. Virginia Municipal Bond............. $   412    $   58
        25. Louisiana Municipal Bond............... $   600    $  304
        26. Diversified Equity..................... $11,888    $  128
        27. Small Cap Growth....................... $ 3,293    $   11
        28. High Yield Bond........................ $ 4,062    $  710
        29. Investor Growth........................ $    62    $  248
        30. Investor Growth & Income............... $   487    $   --
        31. Investor Conservative Growth........... $   175    $   --
        32. Investor Balanced...................... $   381    $   --
        33. Treasury & Agency...................... $   523    $  534
        34. Small Cap Value........................ $ 4,816    $   78
        35. Diversified Mid Cap.................... $ 6,527    $   81
        36. Diversified International.............. $ 5,529    $  467
        37. Market Expansion Index................. $    95    $  258
        38. Bond................................... $15,852    $9,129
        39. Income Bond............................ $ 5,744    $2,406
        40. Intermediate Bond...................... $ 6,749    $4,420
        41. Short-Term Municipal Bond.............. $ 1,485    $1,111
        42. Tax-Free Bond.......................... $ 2,479    $  310
        43. Michigan Municipal Bond................ $ 1,314    $  168
        44. Michigan Municipal Money Market........ $   418    $  124
        45. Technology............................. $    16    $  243
        46. U.S. Government Securities Money Market $ 3,011    $  139
        47. Mortgage-Backed Securities............. $ 1,943    $1,232
        48. Health Sciences........................ $     9    $  108
        49. Market Neutral (a)..................... $   146    $   88
        50. Institutional Prime Plus Money Market..      NA(b)     NA(b)
        51. Institutional Tax-Free Money Market....      NA(b)     NA(b)
        52. Real Estate............................      NA(b)     NA(b)

(a) Fees for the period from the commencement of operations to June 30, 2003.
(b) As of June 30, 2003, the Fund had not commenced operations.

   During the fiscal years ended June 30, 2002 and 2001, the Funds of the Trust paid the following investment advisory fees to Banc One Investment Advisors and Banc One Investment Advisors voluntarily waived investment advisory fees as follows:

                   ONE GROUP MUTUAL FUND ADVISORY FEES--NET

                                               Fiscal Year Ended June 30,
                                           2002 (in 000's)   2001 (in 000's)
                                           --------------  -----------------
  Fund                                       Net    Waived    Net      Waived
  ----                                     -------  ------ -------    ------
  U.S. Treasury Securities Money Market... $25,458  $  749 $23,363    $1,036
  Prime Money Market...................... $40,121  $3,761 $32,366    $4,739
  Municipal Money Market.................. $ 4,939  $1,463 $ 4,125    $1,223
  Ohio Municipal Money Market............. $   357  $   50 $   316    $   42
  Equity Income........................... $ 4,317  $  135 $ 5,301    $  147
  Mid Cap Value........................... $10,384  $  104 $ 8,949    $  169
  Mid Cap Growth.......................... $13,285  $1,538 $15,783    $  593
  Equity Index............................ $ 3,272  $5,486 $ 4,596    $5,603
  Large Cap Value......................... $10,244  $   51 $12,102    $   61
  Balanced................................ $ 2,268  $  649 $ 2,800    $  601
  International Equity Index.............. $ 3,411  $   33 $ 4,282    $   88
  Large Cap Growth........................ $17,117  $2,673 $24,045    $2,668
  Short-Term Bond......................... $ 2,667  $2,054 $ 2,394    $1,963
  Intermediate Tax-Free Bond.............. $ 2,906  $1,306 $ 3,009    $1,454
  Municipal Income........................ $ 5,040  $  630 $ 4,583    $  697
  Ohio Municipal Bond..................... $   894  $  494 $   796    $  436
  Government Bond......................... $ 3,786  $  495 $ 3,800    $  466
  Ultra Short-Term Bond................... $ 1,568  $1,843 $   844    $  875
  Treasury Only Money Market.............. $     0  $2,015 $ 1,019    $    2
  Government Money Market................. $     0  $4,934 $ 3,410    $   52
  Kentucky Municipal Bond................. $   603  $   75 $   596    $   74
  Institutional Prime Money Market........ $15,117  $3,779 $ 6,569    $1,642
  Arizona Municipal Bond.................. $   715  $   89 $   763    $   95
  W. Virginia Municipal Bond.............. $   391  $   49 $   398    $   50
  Louisiana Municipal Bond................ $   591  $  300 $   555    $  286
  Diversified Equity...................... $14,083  $  208 $15,362    $  164
  Small Cap Growth........................ $ 2,928  $   41 $ 2,534    $   --
  High Yield Bond......................... $ 2,818  $  527 $ 2,006    $  398
  Investor Growth......................... $    98  $  250 $   125    $  187
  Investor Growth & Income................ $   499  $   26 $   253    $  234
  Investor Conservative Growth............ $   132  $    4 $    77    $   31
  Investor Balanced....................... $   353  $   12 $   251    $   69
  Treasury & Agency....................... $   454  $  449 $   339    $  323
  Small Cap Value......................... $ 3,997  $   86 $ 1,904    $   80
  Diversified Mid Cap..................... $ 7,551  $  111 $ 7,585    $  430
  Diversified International............... $ 6,003  $  452 $ 6,592    $  169
  Market Expansion Index.................. $    41  $  138 $    49    $   78
  Bond.................................... $10,440  $6,197 $ 8,006    $4,535
  Income Bond............................. $ 5,975  $2,424 $ 6,000    $2,372
  Intermediate Bond....................... $ 5,466  $3,504 $ 5,247    $3,261
  Short-Term Municipal Bond............... $   713  $  545 $   424    $  331
  Tax-Free Bond........................... $ 2,495  $  312 $ 2,576    $  322
  Michigan Municipal Bond................. $ 1,229  $  162 $ 1,141    $  143
  Michigan Municipal Money Market......... $   541  $  161 $   557    $  169
  Technology.............................. $    46  $  346 $   173(b) $  290(b)
  U.S. Government Securities Money Market. $ 2,768  $  161 $   831(b) $   24(b)
  Mortgage-Backed Securities.............. $ 1,028  $  606 $   629(b) $  328(b)
  Health Sciences......................... $    11  $  116 $    --    $   15(b)
  Market Neutral(a).......................      NA      NA      NA        NA
  Institutional Prime Plus Money Market(a)      NA      NA      NA        NA
  Institutional Tax-Free Money Market(a)..      NA      NA      NA        NA
  Real Estate(a)..........................      NA      NA      NA        NA

(a) As of June 30, 2001 and June 30, 2002, the Fund had not commenced operations.
(b) Fees for the period from the commencement of operations to June 30, 2001.

   All investment advisory services are provided to the Funds by Banc One Investment Advisors pursuant to an investment advisory agreement dated January 11, 1993 (the "INVESTMENT ADVISORY AGREEMENT"). The Investment Advisory Agreement (and the Sub-Investment Advisory Agreements described immediately following, collectively, the "ADVISORY AND SUB-ADVISORY AGREEMENTS") will continue in effect as to a particular Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory and Sub-Advisory Agreements were renewed by the Trust's Board of Trustees at their quarterly meeting on August 14, 2003. The Advisory and Sub-Advisory Agreements may be terminated as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

   For the period beginning November 1, 2003 and ending October 31, 2004, Banc One Investment Advisors and One Group Administrative Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Funds listed below. The last column in the table below shows the percentage fee that Banc One Investment Advisors is entitled to under the Investment Advisory Agreement. The fee is based on the annual percentages of the average daily net assets of the Funds.

                                         Caps for Total Annual Operating Expenses
                                         ---------------------------------------
                 Funds                   Class A    Class B   Class C   Class I   Advisory Fee
                 -----                   -------    -------   -------   -------   ------------
Ultra Short-Term Bond Fund..............  0.70%      1.20%     1.20%     0.45%        0.55%
Short-Term Bond Fund....................  0.80%      1.30%     1.30%     0.55%        0.60%
Intermediate Bond Fund..................  0.83%      1.48%     1.48%     0.58%        0.60%
Bond Fund...............................  0.85%      1.50%     1.50%     0.60%        0.60%
Income Bond Fund........................  0.92%      1.57%     1.57%     0.67%        0.60%
Mortgage-Backed Securities Fund.........  0.65%        --        --      0.40%        0.35%
Government Bond Fund....................  0.90%      1.55%     1.55%     0.65%        0.45%
Treasury & Agency Fund..................  0.70%      1.20%     1.20%     0.45%        0.40%
High Yield Bond Fund....................  1.15%      1.80%     1.80%     0.90%        0.75%
Short-Term Municipal Bond Fund..........  0.80%      1.30%     1.30%     0.55%        0.60%
Intermediate Tax-Free Bond Fund.........  0.85%      1.50%     1.50%     0.60%        0.60%
Tax-Free Bond Fund......................  0.87%      1.52%     1.52%     0.62%        0.45%
Municipal Income Fund...................  0.87%      1.52%     1.52%     0.62%        0.45%
Arizona Municipal Bond Fund.............  0.88%      1.53%     1.53%     0.63%        0.45%
Kentucky Municipal Bond Fund............  0.88%      1.53%     1.53%     0.63%        0.45%
Louisiana Municipal Bond Fund...........  0.88%      1.53%     1.53%     0.63%        0.60%
Michigan Municipal Bond Fund............  0.88%      1.53%     1.53%     0.63%        0.45%
Ohio Municipal Bond Fund................  0.88%      1.53%     1.53%     0.63%        0.60%
West Virginia Municipal Bond Fund.......  0.88%      1.53%     1.53%     0.63%        0.45%
Investor Growth Fund....................  0.50%      1.25%     1.25%     0.25%        0.05%
Small Cap Value Fund*...................  1.25%      2.00%     2.00%     1.00%        0.74%
Mid Cap Growth Fund*....................  1.24%      1.99%     1.99%     0.99%        0.74%
Mid Cap Value Fund*.....................  1.24%      1.99%     1.99%     0.99%        0.74%
Large Cap Growth Fund*..................  1.24%      1.99%     1.99%     0.99%        0.74%
Equity Income Fund*.....................  1.24%      1.99%     1.99%     0.99%        0.74%
Balanced Fund...........................  1.14%      1.89%     1.89%     0.89%        0.65%
Equity Index Fund.......................  0.60%      1.35%     1.35%     0.35%        0.30%
Market Expansion Index Fund.............  0.82%      1.57%     1.57%     0.57%        0.35%
Technology Fund.........................  1.55%      2.30%     2.30%     1.30%        1.00%
Health Sciences Fund....................  1.60%      2.35%     2.35%     1.35%        0.85%
Market Neutral Fund.....................  1.75%      2.50%     2.50%     1.50%        1.25%
Real Estate Fund........................  1.24%      1.99%     1.99%     0.99%        0.74%
Diversified International Fund..........  1.35%      2.10%     2.10%     1.10%        0.80%
Prime Money Market Fund.................  0.77%      1.52%     1.52%     0.52%        0.35%
US Treasury Securities Money Market Fund  0.77%      1.52%     1.52%     0.52%        0.35%

                                           Caps for Total Annual Operating Expenses
                                           ---------------------------------------
                  Funds                    Class A    Class B   Class C   Class I   Advisory Fee
                  -----                    -------    -------   -------   -------   ------------
US Government Securities Money Market Fund  0.77%       NA       1.52%     0.52%        0.35%
Municipal Money Market Fund...............  0.72%       NA         NA      0.47%        0.35%
Michigan Municipal Money Market Fund......  0.74%       NA       1.49%     0.49%        0.35%
Ohio Municipal Money Market Fund..........  0.72%       NA       1.47%     0.47%        0.30%

   In addition, the Distributor has contractually agreed to limit its distribution fees for certain of the Funds for the period beginning November 1, 2003, and ending October 31, 2004. These limitations are disclosed in the applicable Funds' prospectuses.

   For the following Funds, Banc One Investment Advisors has not agreed to waive fees and or reimburse expenses and is therefore entitled to a fee under the Investment Advisory Agreement based on the following annual percentages of the average daily net assets of the Funds:

                               Fund                    Advisory Fee
                               ----                    ------------
            Small Cap Growth Fund*....................     .74%
            Diversified Mid Cap Fund*.................     .74%
            Large Cap Value Fund*.....................     .74%
            Diversified Equity Fund*..................     .74%
            International Equity Index Fund...........     .55%
            Institutional Prime Money Market Fund.....     .10%
            Treasury Only Money Market Fund...........     .08%
            Government Money Market Fund..............     .08%
            Institutional Prime Plus Money Market Fund     .10%
            Institutional Tax-Free Money Market Fund..     .10%
            Investor Conservative Growth Fund.........     .05%
            Investor Balanced Fund....................     .05%
            Investor Growth & Income Fund.............     .05%

   The Funds designated in the above two tables with an asterisk have adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds" in the applicable Funds' prospectuses.

   The Advisory and Sub-Advisory Agreements each provide that the respective Advisor or Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Banc One Investment Advisors or Sub-Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Banc One High Yield Partners, LLC

   Banc One High Yield Partners, LLC serves as investment Sub-Advisor to the High Yield Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "HIGH YIELD INVESTMENT ADVISORY AGREEMENT"). The Sub-Advisor was formed in June, 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the High Yield Bond Fund. The Sub-Advisor is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to .70% of the High Yield Bond Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2002, and 2003, respectively, Banc One Investment Advisors paid the Sub-Advisor $2,005,813 ($397,951 of which was waived), $2,858,960 ($486,500 of which was waived), and $4,135,679 ($637,000 of which was waived), respectively, in sub-advisory fees with respect to the High Yield Bond Fund.

   Banc One High Yield Partners, LLC also serves as investment Sub-Advisor to the Income Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "INCOME BOND FUND ADVISORY AGREEMENT"). Under the

Income Bond Fund Advisory Agreement, the Sub-Advisor provides a continuous investment program with respect to those assets of the Income Bond Fund that are designated by Banc One Investment Advisors for investment in high yield assets (the "Portfolio"). For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the Portfolio's average daily net assets. The Sub-Advisor has agreed to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by Banc One Investment Advisors under the Investment Advisory Agreement between the Trust and Banc One Investment Advisors. For the fiscal years ended June 30, 2001, 2002 and 2003, Banc One Investment Advisors paid the Sub-Advisor $302,504 ($113,618 of which was waived), $304,684 ($120,456 of which was waived), and $278,987 ($110,297 of which was waived), respectively, in sub-advisory fees with respect to the Income Bond Fund.

Investment Personnel Holdings

   The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager and team leader who serves on a team that manages a Fund, as of December 31, 2003. For Funds that do not have a portfolio manager, this table shows the dollar range of Fund shares beneficially owned by other personnel who are involved in the management of the Fund. This table includes shares beneficially owned by such investment personnel through Bank One Investment Advisors' deferred compensation plan and Bank One Corporation's 401(k) plan.

                                                           Dollar Range of Shares in the Fund
                                                         ---------------------------------------
                                                                $1-   $10,001- $50,001-   over
Fund                                    Name             None $10,000 $50,000  $100,000 $100,000
----                        ---------------------------- ---- ------- -------- -------- --------
Small Cap Growth Fund...... Steve Salopak                 X
                            Carol Miller (team leader)                   X
                            Lawrence Baumgartner                                           X
Small Cap Value Fund....... Lawrence Baumgartner                                           X
                            William Dierker                              X
Mid Cap Growth Fund........ Richard Jandrain                                               X
                            Carol Miller                                 X
                            Lawrence Baumgartner                 X
Mid Cap Value Fund......... Timothy Drake                                X
                            William Dierker                              X
                            Lawrence Baumgartner                                  X
Diversified Mid Cap Fund... Frank Korth                   X
                            William Dierker                              X
                            Lawrence Baumgartner          X
Large Cap Growth Fund...... Carol Miller                                 X
                            Lawrence Baumgartner                                  X
Large Cap Value Fund....... William Dierker                                                X
                            Lawrence Baumgartner                                  X
Equity Income Fund......... Michael Weiner (team leader)  X
                            Randall L. Yturri                    X
                            Lawrence Baumgartner          X
Diversified Equity Fund.... Michael Weiner                               X
                            Lawrence Baumgartner          X
Balanced Fund.............. Michael Weiner
                            Scott Grimshaw                X
                            Lawrence Baumgartner          X
Equity Index Fund.......... Bala Iyer                            X
Market Expansion Index Fund Bala Iyer                                                      X
                            Lawrence Baumgartner          X
Health Sciences Fund....... Bihag Patel                                           X
                            Carol Miller (team leader)           X
                            Lawrence Baumgartner          X

                                                                    Dollar Range of Shares in the Fund
                                                                  ---------------------------------------
                                                                         $1-   $10,001- $50,001-   over
Fund                                                Name          None $10,000 $50,000  $100,000 $100,000
----                                       ---------------------- ---- ------- -------- -------- --------
Technology Fund........................... Walter Casey                           X
                                           Carol Miller                   X
                                           Lawrence Baumgartner    X
International Equity Index Fund........... Steven Eastwood         X
                                           Lawrence Baumgartner    X
Diversified International Fund............ Steven Eastwood                X
                                           Lawrence Baumgartner                            X
Prime Money Market Fund................... Roger Hale                                               X
US Treasury Securities Money Market Fund.. Christopher Mercy       X
                                           Nikol Miller            X
US Government Securities Money Market Fund Christopher Mercy       X
                                           Nikol Miller            X
Municipal Money Market Fund............... Thomas Cary             X
                                           Curtis White            X
Michigan Municipal Money Market Fund...... Thomas Cary             X
                                           Curtis White            X
Ohio Municipal Money Market Fund.......... Thomas Cary             X
                                           Curtis White            X
Ultra Short-Term Bond Fund................ Michael Sais                                             X
                                           Douglas Swanson                                 X
                                           Gary Madich                                              X
Short-Term Bond Fund...................... Ricardo Cippichio       X
                                           Douglas Swanson                        X
                                           Gary Madich                                              X
Intermediate Bond Fund.................... Douglas Swanson                                          X
                                           Gary Madich                                              X
Bond Fund................................. Douglas Swanson                                          X
                                           Gary Madich                            X
Income Bond Fund.......................... Ricardo Cippichio       X
                                           William Morgan          X
                                           Gary Madich             X
                                           Duane Huff                     X
                                           Mark Jackson                           X
                                           William Morgan          X
                                           Douglas Swanson                                 X
Mortgage-Backed Securities Fund........... Douglas Swanson                                 X
                                           Gary Madich             X
Government Bond Fund...................... Michael Sais                           X
                                           Douglas Swanson         X
                                           Gary Madich             X
Treasury & Agency Fund.................... Scott Grimshaw          X
                                           Gary Madich             X
                                           Douglas Swanson         X
High Yield Bond Fund...................... William Morgan                                           X
                                           Douglas Swanson                                          X
                                           Gary Madich             X
                                           James P. Shanahan, Jr.  X
Short-Term Municipal Bond Fund............ Patrick Morrissey       X
                                           Daniel Davies           X
                                           Gary Madich             X
Intermediate Tax-Free Bond Fund........... Kimberly Bingle         X
                                           Daniel Davies           X
                                           Gary Madich             X

                                                              Dollar Range of Shares in the Fund
                                                            ---------------------------------------
                                                                   $1-   $10,001- $50,001-   over
Fund                                           Name         None $10,000 $50,000  $100,000 $100,000
----                                   -------------------- ---- ------- -------- -------- --------
Tax-Free Bond Fund.................... Kimberly Bingle        X
                                       Daniel Davies          X
                                       Gary Madich            X
Municipal Income Fund................. Patrick Morrissey      X
                                       Daniel Davies          X
                                       Gary Madich            X
Arizona Municipal Bond Fund........... Todd Curtis            X
                                       Daniel Davies          X
                                       Gary Madich            X
Kentucky Municipal Bond Fund.......... David Sivinski         X
                                       Daniel Davies          X
                                       Gary Madich            X
Louisiana Municipal Bond Fund......... David Sivinski         X
                                       Daniel Davies          X
                                       Gary Madich            X
Michigan Municipal Bond Fund.......... David Sivinski         X
                                       Daniel Davies          X
                                       Gary Madich            X
Ohio Municipal Bond Fund.............. David Sivinski                                          X
                                       Daniel Davies          X
                                       Gary Madich            X
West Virginia Municipal Bond Fund..... David Sivinski         X
                                       Daniel Davies          X
                                       Gary Madich            X
*Treasury Only Money Market Fund...... Christopher Mercy     NA    NA       NA       NA       NA
                                       Nikol Miller
*Government Money Market Fund......... Christopher Mercy     NA    NA       NA       NA       NA
                                       Nikol Miller
*Institutional Prime Money Market Fund C. Patrick Graham     NA    NA       NA       NA       NA
                                       Patrick Watson
Investor Conservative Growth Fund..... Bala Iyer              X
Investor Balanced Fund................ Bala Iyer              X
Investor Growth & Income Fund......... Bala Iyer              X
Investor Growth Fund.................. Bala Iyer              X
Market Neutral Fund................... Bala Iyer                             X
                                       Lawrence Baumgartner                  X

* Due to the eligibility requirements for purchasing shares of these Funds, investment personnel typically do not own shares of these Funds.

Code of Ethics

   The Trust, Banc One Investment Advisors, Banc One High Yield Partners, LLC, and One Group Dealer Services, Inc. have adopted codes of ethics under Rule 17j-1 of the 1940 Act. The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

   Banc One Investment Advisors' code of ethics requires that all employees must: (i) place the interest of the accounts which are managed by Banc One Investment Advisors first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of Banc One Investment Advisors are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. Banc One Investment Advisors' code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as mutual fund shares and U.S. government securities).

   Banc One High Yield Partners, LLC's code of ethics (the "BOHYP Code") requires that all employees must: (i) at all times, place the interests of clients before their personal interests; (ii) conduct all personal securities transactions in a manner consistent with the BOHYP Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and (iii) not take any inappropriate advantage of their position with or on behalf of clients. Employees of BOHYP are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. The BOHYP Code permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as mutual fund shares and U.S. government securities).

   One Group Dealer Services' Code of Ethics requires that all employees of One Group Dealer Services must: (i) place the interest of the accounts which are managed by affiliates of One Group Dealer Services first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. One Group Dealer Services' Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

Portfolio Transactions

   Pursuant to the Advisory and Sub-Advisory Agreements, Banc One Investment Advisors and the Sub-Advisor determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, the Funds of Funds and (to a varying degree) the Balanced Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors or the Sub-Advisor generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

   Allocation of transactions, including their frequency, to various broker-dealers is determined by Banc One Investment Advisors and the Sub-Advisor, with respect to the Funds each serves, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Banc One Investment Advisors and the Sub-Advisor are authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Funds and/or other accounts over which Banc One Investment Advisors or the Sub-Advisor or their affiliates exercise investment discretion. Banc One Investment Advisors or the Sub-Advisor may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Banc One Investment Advisors or the Sub-Advisor, as applicable, determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Banc One Investment Advisors or the Sub-Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to Banc One Investment Advisors or the Sub-Advisor in connection with their services to other clients.

   Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Banc One Investment Advisors or the Sub-Advisor, as the case may be, and does not reduce the advisory fees payable to Banc One Investment Advisors or the Sub-Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

   In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

  . Neither Banc One Investment Advisors nor the Sub-Advisor will enter into any new soft-dollar arrangements whereby a broker is paying for services; and

  . All soft-dollar arrangements that were in existence as of December 31, 2003 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by Banc One Investment Advisors or the Sub-Advisor.

   Because Banc One Investment Advisors and the Sub-Advisor may have soft-dollar commitments that were entered into prior to December 31, 2003, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until 2004. In addition, Banc One Investment Advisors may have unused soft dollar credits in connection with brokerage commissions for periods prior to December 31, 2003. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, Banc One Investment Advisors and the Sub-Advisor entered into soft-dollar arrangements for services that were provided by brokers prior to December 31, 2003, but for which Banc One Investment Advisors and the Sub-Advisor have not yet fulfilled their soft-dollar commitments under those arrangements.

   While Banc One Investment Advisors is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset). Banc One Investment Advisors will continue to have some soft-dollar arrangements for broker research. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, Banc One Investment Advisors will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution.

   In the last fiscal year, Banc One Investment Advisors paid brokerage commissions to brokers who provided research services to Banc One Investment Advisors. For the fiscal year ended June 30, 2003, total compensation paid to such brokers by the Funds amounted to $36,222,964.

   The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of Bank One Corporation subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

   In the fiscal years ended June 30, 2001, 2002 and 2003, each of the Funds of the Trust that paid brokerage commissions and the amounts paid for each year were as follows:

                             BROKERAGE COMMISSIONS

                                        Fiscal Year Ended June 30,
                                    ----------------------------------
         Fund                          2001        2002        2003
         ----                       ---------- -----------  ----------
         Equity Income............. $  541,484 $   329,209  $  344,444
         Mid Cap Value............. $3,882,186 $ 3,902,701  $6,064,487
         Mid Cap Growth............ $3,850,910 $ 2,666,090  $4,539,154
         Equity Index.............. $  200,884 $    90,876  $  100,531
         Large Cap Value........... $5,109,892 $ 4,775,920  $3,654,951
         Balanced.................. $  244,188 $   126,911  $  239,100
         International Equity Index $  156,787 $   260,676  $  390,932
         Large Cap Growth.......... $4,729,683 $ 4,363,383  $4,605,187
         Small Cap Growth.......... $  875,395 $ 1,055,585  $2,254,737
         Diversified Equity........ $1,114,165 $   946,260  $1,860,336
         Small Cap Value........... $  869,365 $ 1,456,912  $1,852,753
         Diversified Mid Cap....... $1,239,017 $ 1,069,766  $1,951,734
         Diversified International. $1,505,748 $13,119,923* $4,636,806*
         Market Expansion Index.... $    5,955 $    76,939  $  194,166
         Intermediate Tax-Fee Bond.         NA $     1,050          NA
         Ultra Short-Term Bond..... $    4,568          NA          NA
         Government Bond........... $    2,436          NA          NA
         High Yield Bond........... $    4,688 $     3,028          NA
         Market Neutral............         NA          NA  $  576,340
         Short-Term Municipal Bond.         NA $    15,000          NA
         Municipal Income..........         NA $    15,737          NA
         Technology................         NA $    38,223  $   55,938
         Health Sciences...........         NA $    21,671  $   32,922

* The Diversified International Fund paid higher brokerage commissions in part due to higher portfolio turnover rates.

   As of June 30, 2003, certain Funds owned securities of their regular broker dealers (or parents) as shown below:

                Fund                    Name of Broker-Dealer   Value of Securities Owned
                ----                    ---------------------   -------------------------
                                                                         (000's)
Prime Money Market................... Goldman Sachs Group, Inc.         $150,000
U.S. Treasury Securities Money Market Goldman Sachs Group, Inc.          300,000
Equity Income........................ Merrill Lynch & Co., Inc.            3,416
                                      Morgan Stanley & Co.                 2,794
                                      Prudential Securities                3,819
Income Bond.......................... Prudential Securities                4,401
                                      Goldman Sachs Group, Inc.              540
                                      Lehman Brothers                      6,337
                                      Morgan Stanley & Co.                 3,919
                                      Merrill Lynch & Co., Inc.              482
Short-Term Bond...................... Merrill Lynch & Co., Inc.            3,284
                                      Prudential Securities                2,773
                                      Salomon Smith Barney                 1,000
                                      Goldman Sachs Group, Inc.            2,318
                                      Lehman Brothers                      6,620
                                      Morgan Stanley & Co.                 3,543
Equity Index......................... Goldman Sachs Group, Inc.            9,188
                                      Lehman Brothers                      3,576
                                      Merrill Lynch & Co., Inc.            9,271
                                      Morgan Stanley & Co.                12,247
                                      Prudential Securities                5,078
Large Cap Value...................... Lehman Brothers                      1,865
                                      Merrill Lynch & Co., Inc.            9,450
                                      Goldman Sachs Group, Inc.            9,806
                                      Morgan Stanley & Co.                10,659
                                      Prudential Securities                5,808
Government Money Market.............. Morgan Stanley & Co.               270,000
Balanced............................. Morgan Stanley & Co.                 4,218
                                      Goldman Sachs Group, Inc.            2,236
Ultra Short-Term Bond................ Lehman Brothers                      8,514
                                      Merrill Lynch & Co., Inc.            6,067
                                      Prudential Securities                4,702
Intermediate Bond.................... Morgan Stanley & Co.                 9,972
                                      Prudential Securities                8,035
                                      Goldman Sachs Group, Inc.            7,824
                                      Lehman Brothers                      2,495
                                      Merrill Lynch & Co., Inc.              462
Diversified Equity................... Morgan Stanley & Co.                17,154
Institutional Prime Money Market..... Goldman Sachs Group, Inc.          348,249
                                      Lehman Brothers                    100,000
                                      Morgan Stanley & Co.               482,484
Bond................................. Merrill Lynch & Co., Inc.            9,157
                                      Morgan Stanley & Co.                17,494
                                      Prudential Securities               28,099
                                      Salomon Smith Barney                   812
                                      Goldman Sachs Group, Inc.           15,404
                                      Lehman Brothers                      4,987
Mortgage Backed Securities........... Merrill Lynch & Co., Inc.            3,456
                                      Prudential Securities               19,014
                                      Morgan Stanley & Co.                   364

   Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by Banc One Investment Advisors. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors or the Sub-Advisor of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Banc One Investment Advisors and the Sub-Advisor may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, Banc One Investment Advisors and the Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of Banc One Investment Advisors or the Sub-Advisor or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and the Sub-Advisor and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator, Predecessor Administrators and Sub-Administrators

   Effective November 1, 2000, One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43240 began serving as administrator for the Trust ("One Group Administrative Services" or the "Administrator"). One Group Administrative Services is an affiliate of Banc One Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of Bank One Corporation.

   The Administrator assists in supervising all operations of each Fund to which it serves (other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement for that Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Funds, to price the Fund securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

   Unless sooner terminated, the Administration Agreement between the Trust and One Group Administrative Services will continue in effect through October 31, 2004. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause.

   The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below for the Funds as follows:

   The Administrator is entitled to the following compensation, for its services, which is calculated daily and paid monthly for each of the Funds other than the Institutional Money Market Funds and the Funds of Funds:
Compensation for each of the Funds other than Institutional Money Market Funds and Funds of Funds shall be at annual rates of the Fund's average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement between $1,500,000,000 and $2,000,000,000; and sixteen one- hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement in excess of $2,000,000,000. The fees pertaining to each Fund other than a Institutional Money Market Fund or a Fund of Funds shall be computed daily in amounts strictly proportionate to the amount of the Fund's average daily net assets as a percentage of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to this Agreement, and shall be paid periodically.

   Compensation for each of the Institutional Money Market Funds shall be at the following annual rates: five one-hundredths of one percent (.05%) of the Fund's average daily net assets. The fees pertaining to each Institutional Money Market Fund shall be computed daily and paid periodically.

   Compensation for each of the Fund of Funds shall be at annual rates as follows: ten one-hundredths of one percent (.10%) of the Fund's average daily net assets on the first $500,000,000 in Fund assets; seven and one-half one-hundredths of one percent (.075%) of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and five one-hundredths of one percent (.05%) of the Fund's average daily net assets in excess of $1,000,000,000.

   The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

   Prior to November 1, 2000, The One Group Services Company served as Administrator to each Fund of the Trust pursuant to a Management and Administration Agreement with the Trust. The Board of Trustees of the Trust approved The One Group Services Company as the sole Administrator for each Fund beginning December 1, 1995. The Administrator assisted in supervising all operations of each Fund to which it serves as Administrator (other than those performed under the respective investment advisory agreements and Custodian and Transfer Agency Agreements for that Fund).

   Prior to March 1, 2000, Banc One Investment Advisors served as sub-administrator to the Funds pursuant to a contract with The One Group Services Company. Under this contract, Banc One Investment Advisors was entitled to a fee from The One Group Services Company. The contract terminated on March 1, 2000 with the appointment of One Group Administrative Services, Inc. as sub-administrator under a Sub-Administration Agreement dated March 1, 2001. The March 1, 2000 Sub- Administration Agreement terminated on October 31, 2000 with the termination of the administration agreement between The One Group Services Company and the Trust and the appointment of One Group Administrative Services, Inc. as administrator.

   The Trust paid fees for administrative services to One Group Administrative Services, Inc. and The One Group Services Company as Administrator for the fiscal years ended June 30, 2003, 2002, and 2001 as follows:

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                   Fiscal Year Ended
                                                     June 30, 2003
                                                 ------------------------
                                                 One Group Administrative
                                                     Services, Inc.
                                                 ------------------------
        Fund                                       Waived        Net
        ----                                     ----------  -----------
        Prime Money Market......................         --  $18,047,063
        U.S. Treasury Securities Money Market...         --   10,935,204
        U.S. Government Securities Money Market.         --    1,452,322
        Municipal Money Market..................         --    2,804,518
        Michigan Municipal Money Market.........         --      249,848
        Ohio Municipal Money Market.............         --      247,606
        Treasury Only Money Market..............         --    1,510,684
        Government Money Market.................         --    4,606,108
        Institutional Prime Money Market........         --   15,651,299
        Investor Conservative Growth............         --      349,738
        Investor Balanced.......................         --      697,228
        Investor Growth & Income................         --      852,267
        Investor Growth......................... $  356,965      233,159
        Small Cap Growth........................      5,345      715,010
        Small Cap Value.........................     33,389    1,033,787
        Mid Cap Growth..........................     79,861    2,924,711
        Mid Cap Value...........................     57,570    2,119,289
        Diversified Mid Cap.....................     40,927    1,400,034
        Large Cap Growth........................     66,380    3,022,757
        Large Cap Value.........................     43,194    1,746,623
        Equity Income...........................      7,874      713,959
        Diversified Equity......................     64,394    2,567,181
        Balanced................................      5,384      544,097
        Equity Index............................  1,409,769    2,444,082
        Market Expansion Index..................      4,740      158,893
        Technology..............................      3,050       39,651
        Health Sciences.........................        928       21,359
        International Equity Index..............     24,944      848,662
        Diversified International...............     39,228    1,170,040
        Ultra Short-Term Bond...................    229,315    2,557,249
        Short-Term Bond.........................      7,771    1,759,331
        Intermediate Bond.......................     69,691    2,933,786
        Bond....................................    180,144    6,537,655
        Income Bond.............................     49,009    2,142,771
        Mortgage-Backed Securities..............    153,923    1,309,675
        Government Bond.........................     18,886    1,678,266
        Treasury & Agency.......................      3,290      423,213
        High Yield Bond.........................     37,300      989,314
        Short-Term Municipal Bond...............         --      698,150
        Intermediate Tax-Free Bond..............         --    1,122,112
        Tax-Free Bond...........................         --      999,884
        Municipal Income........................         --    2,064,424
        Arizona Municipal Bond..................         --      271,839
        Kentucky Municipal Bond.................          4      243,460
        Louisiana Municipal Bond................      1,428      241,536
        Michigan Municipal Bond.................      1,903      529,458
        Ohio Municipal Bond.....................      4,545      426,394
        West Virginia Municipal Bond............        628      165,084
        Market Neutral(a).......................         --       30,251
        Institutional Tax-Free Money Market(b)..         NA           NA
        Institutional Prime Plus Money Market(b)         NA           NA
        Real Estate(b)..........................         NA           NA

(a) Fees for the period from the commencement of operations to June 30, 2003.
(b) As of June 30, 2003, the Fund had not commenced operations.

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                   Fiscal Year Ended
                                                     June 30, 2002
                                              ----------------------------
                                                One Group Administrative
                                                     Services, Inc.
                                              ----------------------------
      Fund                                       Waived          Net
      ----                                    ------------- --------------
      Prime Money Market.....................            -- $20,223,388.55
      U.S. Treasury Securities Money Market..            --  12,077,860.51
      U.S. Government Securities Money Market            --   1,349,670.94
      Municipal Money Market.................            --   2,950,365.17
      Michigan Municipal Money Market........            --     323,645.34
      Ohio Municipal Money Market............            --     218,901.53
      Treasury Only Money Market.............            --   1,259,482.20
      Government Money Market................            --   3,084,017.44
      Institutional Prime Money Market.......            --   9,448,136.50
      Investor Conservative Growth...........            --     271,795.91
      Investor Balanced......................            --     672,912.55
      Investor Growth & Income............... $   19,557.16     898,474.15
      Investor Growth........................    298,882.09     646,628.42
      Small Cap Growth.......................     13,245.93     647,270.70
      Small Cap Value........................     25,457.66     890,012.92
      Mid Cap Growth.........................     72,581.80   3,285,883.06
      Mid Cap Value..........................     52,292.46   2,287,896.23
      Diversified Mid Cap....................     56,182.65   1,670,215.70
      Large Cap Growth.......................     92,732.50   4,514,033.77
      Large Cap Value........................     25,861.61   2,244,845.40
      Equity Income..........................      9,833.97     970,395.20
      Diversified Equity.....................    105,072.55   3,156,322.67
      Balanced...............................      5,321.71     723,804.54
      Equity Index...........................  1,820,448.39   4,708,711.40
      Market Expansion Index.................     28,783.00      82,489.49
      Technology.............................      2,647.09      63,207.88
      Health Sciences........................      1,104.32      24,103.30
      International Equity Index.............     16,750.44   1,009,978.21
      Diversified International..............     38,710.70   1,301,356.39
      Ultra Short-Term Bond..................    451,713.86   1,000,388.10
      Short-Term Bond........................      4,882.91   1,269,235.11
      Intermediate Bond......................     32,938.17   2,411,532.68
      Bond...................................    142,596.79   4,472,661.38
      Income Bond............................     22,284.78   2,257,881.59
      Mortgage-Backed Securities.............    212,630.38     752,932.31
      Government Bond........................     12,120.33   1,534,367.49
      Treasury & Agency......................      6,930.13     364,316.73
      High Yield Bond........................     20,462.33     719,501.43
      Short-Term Municipal Bond..............            --     338,194.42
      Intermediate Tax-Free Bond.............            --   1,132,333.86
      Tax-Free Bond..........................            --   1,006,175.67
      Municipal Income.......................            --   2,032,527.93
      Arizona Municipal Bond.................            --     288,070.67
      Kentucky Municipal Bond................          3.90     243,133.98
      Louisiana Municipal Bond...............      1,822.07     239,665.05
      Michigan Municipal Bond................      4,174.13     498,547.38
      Ohio Municipal Bond....................      4,578.72     373,230.15
      West Virginia Municipal Bond...........        142.33     157,675.59

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                                     Fiscal Year Ended June 30, 2001
                                              ------------------------------------------------------------------------------
                                                                               One Group
                                               The One Group Services   Administrative Services,   One Group Administrative
                                                      Company*                  Inc.**                Services, Inc.***
                                              ------------------------- -----------------------  ----------------------------
Fund                                            Waived         Net       Waived         Net         Waived          Net
----                                          ----------- ------------- ---------  ------------- ------------- --------------
Prime Money Market........................... $236,213.43 $3,057,952.84 $      --  $1,952,061.94 $  549,001.74 $11,302,940.06
US Treasury Securities Money Market..........          -- $2,262,133.99        --  $1,340,500.19            -- $ 7,640,732.77
US Government Securities Money Market........          --            --        --             --            -- $   394,187.96
Municipal Money Market....................... $    193.18 $  506,814.34        --  $  300,443.05 $       21.59 $ 1,656,455.55
Michigan Municipal Money Market.............. $  4,443.15 $   61,528.47        --  $   38,093.56 $      884.11 $   228,636.70
Ohio Municipal Money Market.................. $    237.02 $   32,832.57        --  $   19,596.44 $      648.59 $   139,141.94
Treasury Only Money Market...................          --            -- $  404.37  $  149,417.18 $      934.55 $   487,250.29
Government Money Market......................          --            -- $4,233.54  $  635,999.22 $    7,050.96 $ 1,496,026.95
Institutional Prime Money Market.............          --            --        --  $1,046,616.63            -- $ 3,059,243.31
Investor Conservative Growth................. $ 24,665.50 $   40,939.55        --             -- $   34,364.95 $   111,236.39
Investor Balanced............................ $ 36,955.10 $  154,814.46        --             -- $   61,053.62 $   347,468.32
Investor Growth & Income..................... $ 65,577.50 $  228,179.99        --             -- $  113,744.82 $   461,161.14
Investor Growth.............................. $100,383.84 $   82,879.39        --             -- $  163,851.94 $   239,552.27
Small Cap Growth.............................          -- $  119,355.98        --  $   70,728.32            -- $   362,270.49
Small Cap Value..............................          -- $   71,983.28        --  $   42,656.05            -- $   317,897.50
Mid Cap Growth...............................          -- $  853,541.56        --  $  505,794.49            -- $ 2,308,632.07
Mid Cap Value................................          -- $  397,117.94        --  $  235,325.35            -- $ 1,354,702.50
Diversified Mid Cap..........................          -- $  379,132.58        --  $  224,667.57            -- $ 1,143,099.47
Large Cap Growth.............................          -- $1,588,339.48        --  $  941,224.11            -- $ 3,701,144.76
Large Cap Value..............................          -- $  556,308.67        --  $  329,658.77            -- $ 1,778,056.00
Equity Income................................          -- $  272,066.09        --  $  161,221.56            -- $   754,148.35
Diversified Equity...........................          -- $  778,396.73        --  $  461,264.64            -- $ 2,217,032.37
Balanced.....................................          -- $  184,449.91        --  $  109,301.74            -- $   549,939.09
Equity Index................................. $760,752.65 $  496,805.23        --  $  745,207.85 $1,322,475.32 $ 2,157,702.20
Market Expansion Index....................... $  9,517.89 $    2,385.02        --  $    7,053.46 $   14,957.70 $    24,403.64
Technology...................................          -- $   14,073.31        --  $    8,340.00 $   24,097.57 $    28,177.49
Health Sciences..............................          --            --        --             -- $    2,839.30             --
International Equity Index...................          -- $  292,252.24        --  $  173,183.57            -- $   816,081.29
Diversified International....................          -- $  292,011.74        --  $  173,041.19            -- $   897,935.32
Ultra Short-Term Bond........................ $ 83,321.94 $   17,419.01        --  $   59,697.27 $  151,948.92 $   191,816.89
Short-Term Bond..............................          -- $  257,829.53        --  $  152,785.20            -- $   760,513.91
Intermediate Bond............................          -- $  487,145.85        --  $  288,673.86            -- $ 1,511,151.46
Bond......................................... $ 73,516.60 $  588,035.06        --  $  392,023.37 $   98,713.68 $ 2,218,595.44
Income Bond..................................          -- $  467,191.59        --  $  276,849.27            -- $ 1,506,364.09
Mortgage-Backed Securities...................          -- $   55,094.13        --  $   32,648.03 $  122,748.65 $   230,815.42
Government Bond..............................          -- $  325,272.01        --  $  192,750.27            -- $ 1,010,801.33
Treasury & Agency............................ $  4,714.47 $   49,912.62        --  $   32,371.05 $    7,022.46 $   172,977.01
High Yield Bond..............................          -- $   92,922.97        --  $   55,064.51            -- $   369,048.11
Short-Term Municipal Bond.................... $  1,151.40 $   39,505.92        --  $   24,092.78            -- $   138,357.18
Intermediate Tax-Free Bond...................          -- $  261,724.49        --  $  155,093.28            -- $   782,723.13
Tax-Free Bond................................ $  6,221.24 $  214,225.35        --  $  130,632.70            -- $   687,561.09
Municipal Income.............................          -- $  384,433.16        --  $  227,808.10            -- $ 1,280,121.92
Arizona Municipal Bond.......................          -- $   67,258.05        --  $   39,855.91            -- $   200,375.05
Kentucky Municipal Bond......................          -- $   50,499.85        --  $   29,925.31            -- $   159,801.29
Louisiana Municipal Bond.....................          -- $   48,836.02        --  $   28,939.35            -- $   148,452.38
Michigan Municipal Bond...................... $  2,644.39 $   92,199.67        --  $   56,202.86            -- $   308,869.72
Ohio Municipal Bond..........................          -- $   67,773.32        --  $   40,161.23            -- $   223,292.01
West Virginia Municipal Bond.................          -- $   34,359.81        --  $   20,361.00            -- $   105,566.76

* These fees are for the period July 1, 2000 through October 31, 2000. ** These fees were paid by The One Group Services Company to One Group
    Administrative Services, Inc. for the period from July 1, 2000 through October 31, 2000 pursuant to the Subadministration Agreement.
*** These fees were paid by the Funds directly to One Group Administrative
    Services, Inc. for the period from November 1, 2000 to June 30, 2001 pursuant to the Administration Agreement.

Distributor and Predecessor Distributor

   Effective April 1, 2002, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio ("One Group Dealer Services" or the "Distributor"), began serving as distributor to each Fund of the Trust pursuant to a Distribution Agreement dated as of April 1, 2002. One Group Dealer Services is an affiliate of Banc One Investment Advisors and an indirect wholly-owned subsidiary of Bank One Corporation. Unless otherwise terminated, the Distribution Agreement will continue in effect until November 30, 2004 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Trust's Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. One Group Dealer Services is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc.

   The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of the BISYS Group, served as sole Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust (the "DISTRIBUTION AGREEMENT") from November 1, 1995 until March 31, 2002.

Distribution Plan

   The Distribution and Shareholder Services Plan with respect to Class A and Service Class shares was amended and restated on August 14, 2003. The Distribution and Shareholder Services Plan with respect to Class B shares and Class C shares was amended and restated on August 14, 2003 (together with the Distribution Plan with respect to Class A and Service Class shares, the "Distribution Plans"). Both Distribution and Shareholder Services Plans were approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Distributions Plans.

   For the period beginning July 1, 2002 and ending on June 30, 2003, the distribution fees paid by the Class A, Class B and Class C Shares of the Trust to One Group Dealer Services were as follows:

Fund                                  Class A Class B (1) Class C
----                                  ------- ----------- -------
                                      (000's)   (000's)   (000's)
U.S. Treasury Securities Money Market  7,184        21         5
Prime Money Market................... 15,343       537        44
Municipal Money Market...............  1,256        --        --
Ohio Municipal Money Market..........    223        --        --
Equity Income........................    201       815        19
Mid Cap Value........................    395       574       132
Mid Cap Growth.......................    803     2,186       513
Equity Index.........................    978     3,349       952
Large Cap Value......................     86       183        33
Balanced.............................    254     1,867        33
International Equity Index...........     60        91        69
Large Cap Growth.....................    538     3,155       187
Short-Term Bond......................    252       238       694
Intermediate Tax-Free Bond...........    155       118        --
Municipal Income.....................    434     1,055       463
Ohio Municipal Bond..................    158       597        --
Government Bond......................    314     1,151       491
Ultra Short-Term Bond................    649       552     3,993
Treasury Only Money Market...........     --        --        --
Government Money Market..............     --        --        --
Kentucky Municipal Bond..............     34       131        --
Arizona Municipal Bond...............     25        12        --
W. Virginia Municipal Bond...........     20       103        --
Louisiana Municipal Bond.............    185       130        --
Diversified Equity...................    420       309       135
Small Cap Growth.....................    125       207        38
High Yield Bond......................    121       158       159
Investor Growth......................    437     3,855       304

Fund                                      Class A Class B (1) Class C
----                                      ------- ----------- -------
                                          (000's)   (000's)   (000's)
Investor Growth & Income.................    762     4,736       366
Investor Conservative Growth.............    232     1,864       177
Investor Balanced........................    711     4,023       314
Treasury & Agency........................    337       554        --
Small Cap Value..........................    195       241       261
Diversified Mid Cap......................    292       133        37
Diversified International................     50        49         4
Market Expansion Index...................     34       106        83
Bond.....................................    906     1,007       902
Income Bond..............................    162       127        22
Intermediate Bond........................    708     1,264     1,298
Short-Term Municipal Bond................    185       110       541
Tax-Free Bond............................    151       141        --
Michigan Municipal Bond..................    211       299        --
Michigan Municipal Money Market..........    196        --        --
Institutional Prime Money Market.........     --        --        --
Technology...............................     40        61         7
Mortgage-Backed Securities...............     15        --        --
Health Sciences..........................     17        62         4
U.S. Government Securities Money Market..  1,861        --        --
Market Neutral (a).......................      5         9        42
Institutional Tax-Free Money Market (b)..   NA        NA        NA
Institutional Prime Plus Money Market (b)   NA        NA        NA
Real Estate (b)..........................   NA        NA        NA

(a) Fees for the period from the commencement of operations to June 30, 2003.
(b) As of June 30, 2003, the Fund had not commenced operations.
(1) Includes compensation paid from One Group Dealer Services, Inc. to FEP Capital, L.P. in connection with financing commissions on Class B Shares.

   The following table describes the compensation paid to the principal underwriter, One Group Dealer Services, for the period beginning July 1, 2002 through June 30, 2003.

                                          Net Underwriting Compensation on
                                           Discounts and   Redemptions and  Brokerage       Other
Name of Fund                                Commissions    Repurchases (1) Commissions Compensation (1)
------------                              ---------------- --------------- ----------- ----------------
 1. Arizona Municipal Bond...............   $  3,622.79     $    5,174.96   $      --   $    36,891.15
 2. Large Cap Growth.....................   $ 20,342.59     $  819,280.84   $2,149.82   $ 3,879,765.28
 3. Mid Cap Value........................   $ 20,522.18     $  235,135.49   $  815.32   $ 1,101,414.62
 4. Mid Cap Growth.......................   $ 27,082.79     $  625,138.33   $  354.95   $ 3,503,345.54
 5. Income Bond..........................   $ 13,084.44     $   33,469.18   $1,003.08   $   310,114.52
 6. Short-Term Bond......................   $ 86,346.05     $   77,214.72   $  445.89   $ 1,188,124.87
 7. Intermediate Tax-Free Bond...........   $ 45,433.65     $   30,925.81   $      --   $   273,710.77
 8. Prime Money Market...................   $        --     $  851,790.54   $  178.00   $15,925,949.74
 9. U.S. Treasury Securities Money Market   $        --     $   34,997.21   $      --   $ 7,209,829.74
10. Municipal Money Market...............   $        --     $   12,511.65   $      --   $ 1,255,782.12
11. Equity Income........................   $ 11,121.94     $  243,130.74   $  324.53   $ 1,034,070.92
12. Equity Index.........................   $ 38,892.64     $  766,384.60   $3,149.31   $ 5,279,035.85
13. Large Cap Value......................   $  8,293.02     $   61,262.74   $  307.35   $   301,492.40
14. Ohio Municipal Bond..................   $ 63,109.31     $  141,315.05   $      --   $   755,298.17
15. International Equity Index...........   $  3,209.22     $   22,492.07   $  186.59   $   219,498.61
16. Balanced.............................   $ 17,286.47     $  641,092.42   $1,079.77   $ 2,154,278.25
17. Ohio Municipal Money Market..........   $        --     $      861.22   $      --   $   223,096.08
18. Municipal Income.....................   $101,812.98     $  299,493.61   $      --   $ 1,951,961.84
19. Kentucky Municipal Bond..............   $  5,999.35     $   35,397.03   $      --   $   165,007.37
20. West Virginia Municipal Bond.........   $  8,974.36     $   14,875.68   $      --   $   123,278.66
21. Government Bond......................   $116,429.37     $  409,883.86   $2,123.70   $ 1,957,443.26
22. Ultra Short-Term Bond................   $135,991.52     $  298,610.16   $1,002.95   $ 5,213,388.98
23. Intermediate Bond....................   $216,704.36     $  486,331.81   $  937.00   $ 3,271,256.49
24. Louisiana Municipal Bond.............   $ 36,737.93     $   32,979.15   $  915.30   $   315,750.03
25. Diversified Equity...................   $ 31,016.93     $   76,741.56   $  192.10   $   863,576.51
26. Small Cap Growth.....................   $ 11,489.03     $   63,257.51   $  454.92   $   369,398.19
27. Investor Growth......................   $121,707.14     $1,491,018.62   $5,582.62   $ 4,594,332.60
28. Investor Growth and Income...........   $198,114.31     $1,916,319.40   $6,767.39   $ 5,863,444.29
29. Investor Balanced....................   $239,831.66     $1,594,585.19   $4,785.38   $ 5,048,021.90

                                              Net Underwriting Compensation on
                                               Discounts and   Redemptions and  Brokerage     Other
Name of Fund                                    Commissions      Repurchases   Commissions Compensation
------------                                  ---------------- --------------- ----------- -------------
30. Investor Conservative Growth.............   $165,979.17      $773,234.53    $2,434.47  $2,273,346.86
31. Treasury and Agency......................   $ 60,601.50      $101,344.48    $   30.25  $  890,886.20
32. High Yield Bond..........................   $ 48,417.95      $ 55,972.52    $  771.57  $  440,838.06
33. Diversified Mid Cap......................   $  7,844.52      $ 28,101.05    $  178.95  $  461,836.06
34. Market Expansion Index...................   $ 10,202.44      $ 31,118.12    $  812.63  $  223,059.76
35. Small Cap Value..........................   $ 13,778.10      $121,754.79    $    8.87  $  696,485.94
36. Diversified International................   $  1,324.23      $ 12,050.83    $  180.50  $  103,283.27
37. Bond.....................................   $114,946.92      $379,230.44    $1,316.29  $2,815,772.71
38. Tax-Free Bond............................   $ 37,639.78      $ 56,864.60    $  107.45  $  293,416.71
39. Short-Term Municipal Bond................   $ 62,719.62      $ 62,042.62    $      --  $  838,911.64
40. Michigan Municipal Bond..................   $ 66,158.99      $ 89,821.60    $  373.26  $  510,906.35
41. Michigan Municipal Money Market..........   $  2,587.26      $    499.12    $      --  $  196,436.74
42. Technology...............................   $  3,145.61      $ 22,057.93    $  344.81  $  108,513.72
43. Health Sciences..........................   $  3,211.13      $ 25,923.92    $  126.21  $   83,723.07
44. Government Money Market..................   $        --      $        --    $      --  $          --
45. Institutional Prime Money Market.........   $        --      $        --    $      --  $          --
46. Mortgage-Backed Securities...............   $ 28,702.06      $  2,889.55    $      --  $   15,676.21
47. Treasury Only Money Market...............   $        --      $        --    $      --  $          --
48. U.S. Government Securities Money Market..   $        --      $        --    $      --  $1,861,240.05
49. Market Neutral (a).......................   $  9,533.71      $  6,771.55    $      --  $   55,733.57
50. Institutional Tax-Free Money Market (b)..            NA               NA           NA             NA
51. Institutional Prime Plus Money Market (b)            NA               NA           NA             NA
52. Real Estate (b)..........................            NA               NA           NA             NA

(1) Includes compensation paid from One Group Dealer Services, Inc. to FEP Capital, L.P. in connection with financing commissions on Class B Shares.
(a) Fees for the period from the commencement of operations to June 30, 2003.
(b) As of June 30, 2003, the Fund had not commenced operations.

   The aggregate amount of underwriting commissions retained by One Group Dealer Services for the fiscal year ended June 30, 2003 was $2,219,949.02 and for the period beginning April 1, 2002 through June 30, 2002 was $504,022.56. The aggregate amount of underwriting commissions retained by The One Group Services Company for the fiscal years ended June 30, 2001 and the period from July 1, 2001 through March 31, 2002, respectively was $1,890,492.19 and $1,428,893.79, respectively.

   In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, Class C Shares or Service Class Shares, respectively, of that Fund. The Distribution Plans may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plans that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of a Fund requires the approval of that Fund's Class A, Class B, Class C or Service Class Shareholders, respectively. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

Shareholder Services Plan

   The Shareholder Services Plan with respect to Class S and Administrative Class shares was amended and restated on May 15, 2003. The Shareholder Services Plan was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interests in the Distributions Plans.

   Pursuant to the Shareholder Services Plan, financial institutions, broker-dealers and other financial intermediaries ("Service Organizations") that enter into a written Shareholder Services Agreement, or other similar agreement, under which the Service Organizations perform administrative support services for beneficial owners of Class S and Administrative Class shares receive a fee, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net assets of Class S shares owned by their respective customers and at an annual rate of up to .10% of the average daily net assets of

Administrative Class shares owned by their respective customers. The types of administrative support services the Service Organizations provide may include
(i) aggregating and processing purchase and redemption requests for a Fund's shares from customers and placing net purchase and redemption orders with the Trust; (ii) processing dividend payments from the Trust on behalf of customers;
(iii) arranging for bank wire transfer of funds to or from a customer's account; (iv) responding to inquiries from customers relating to the services performed by the Service Organization; (v) providing sub-accounting with respect to a Fund's shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding a Fund's Shareholder Services Plan; and (viii) providing such other similar services as the Trust may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

   For the period beginning July 1, 2002 and ending on June 30, 2003, the shareholder servicing fees paid by the Class S and Administrative Class shares of the Trust to Service Organizations were as follows:

                                                   Class S Administrative Class
Fund                                               (000's)       (000's)
----                                               ------- --------------------
Treasury Only Money Market........................    461           58
Government Money Market...........................  1,631          401
Institutional Prime Money Market..................  2,999          743
Institutional Prime Plus Money Market (a).........     NA           NA
Institutional Tax-Free Money Market Fund (a)......     NA           NA

(a) As of June 30, 2003, the Fund had not commenced operations.

   The Shareholder Services Plan may be terminated with respect to the Class S and Administrative Class shares of any Fund at any time by a vote of a majority of the Independent Trustees. The Shareholder Services Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Trust's Board of Trustees will review on a quarterly basis written reports of the amounts expended under the Shareholder Services Plan and the purposes for which such expenditures were made.

Cash Compensation to Shareholder Servicing Agents

   One Group Dealer Services and Banc One Investment Advisors compensate Shareholder Servicing Agents who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by One Group Dealer Services and Banc One Investment Advisors from their own resources. One Group Dealer Services may, on occasion, pay Shareholder Servicing Agents the entire front-end sales charge applicable to Fund shares sold by such Shareholder Servicing Agents.

   Occasionally, One Group Dealer Services and Banc One Investment Advisors, at their own expense and out of their legitimate profits, will provide cash incentives to Shareholder Servicing Agents. Additional cash incentives may also be paid by other affiliates of Banc One Investment Advisors from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Shareholder Servicing Agents that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Shareholder Servicing Agent management representatives. Cash compensation may also be paid to Shareholder Servicing Agents for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Shareholder Servicing Agent provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds' Distributor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds' Distributor may on occasion pay Shareholder Servicing Agents the entire front-end sales charge applicable to Fund shares sold by the Shareholder Servicing Agent or an additional commission on the sale of Fund shares subject to a CDSC.

   Revenue Sharing Arrangements with Financial Institutions. Currently Banc One Investment Advisors and One Group Dealer Services, Inc. have revenue sharing arrangements with approximately 40 broker-dealers and other Shareholder Servicing Agents ("financial institutions"). Banc One Investment Advisors also has revenue sharing arrangements with various affiliates of Bank One Corporation, such as Banc One Capital Markets, Bank One Trust Company, N.A., Bank One, N.A. (Chicago), Bank One, N.A. (Ohio) and Banc One Securities Corporation.

   Revenue sharing payments to financial institutions are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended June 30, 2003, Banc One Investment Advisors and One Group Dealer Services paid approximately $5.4 million pursuant to their revenue sharing arrangements.

   Wrap Accounts. One Group Mutual Funds is included as an investment option in wrap accounts, asset allocation accounts, "fund supermarkets" and other similar arrangements. Brokers operating such arrangements are compensated under the Trust's 12b-1 Plans. On occasion, the fees charged by such brokers exceed the amount of the 12b-1 fee approved under the Plans. As a result, Banc One Investment Advisors Corporation and One Group Dealer Services pay the difference out of their bona fide profits. The amount of these payments is reflected above.

   Finder's Fees Shareholder Servicing Agents who sell over $1 million of Class A shares of the Ultra Short-Term Bond, the Short-Term Bond Fund, the Treasury and Agency Fund, the Short-Term Municipal Bond Fund, the Equity Index Fund, and the Market Expansion Index Fund, receive a 50 basis points finder's fee. For sales over $10 million, such Shareholder Servicing Agents receive an additional 25 basis points finder's fee.

   Shareholder Servicing Agents who sell over $1 million of Class A shares of the Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) and the Bond Funds (other than Ultra Short-Term Bond, the Short-Term Bond Fund, the Short-Term Municipal Bond Fund and the Treasury and Agency Fund) receive a 1% finder's fee. For sales over $5 million to $10 million, such Shareholder Servicing Agent receive an additional 50 basis points finder's fee. For sales over $10 million, such Shareholder Servicing Agent receive a further 25 basis points finder's fee.

   Finder's Fees for 401(k)/Defined Contribution Plans. One Group Dealer Services pays a finder's fee to Shareholder Servicing Agents on purchases of $1,000,000 or more of Class A shares of certain of the Funds sold to qualified retirement plans (each, a "Plan"). The amount of the finder's fees and the eligible Funds are as follows:

             Name of Fund(s)            Amount of Finder's Fees
             ---------------            -----------------------
             Equity Funds (other than   100 basis points on gross
             the Equity Index Fund and  purchases
             the Market Expansion
             Index Fund) and Funds of
             Funds

             Equity Index Fund, Market  50 basis points on gross
             Expansion Index Fund, and  purchases
             Bond Funds (other than
             the Ultra Short-Term Bond
             Fund, the Short-Term Bond
             Fund, the Treasury &
             Agency Fund, and the
             Mortgage-Backed
             Securities Fund).

   One Group Dealer Services reserves the right to alter or change the finders' fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, One Group Dealer Services will reclaim the finder's fee paid to the Shareholder Servicing Agent rather than charge a CDSC to the Plan.

   During the fiscal year ended June 30, 2003, Banc One Investment Advisor and One Group Dealer Services paid approximately $2.8 in finder's fees.

Custodian, Transfer Agent, and Dividend Disbursing Agent

   Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company, P.O. Box 8528, Boston, Massachusetts 02266-8528, ("STATE STREET") as Custodian. State Street serves the respective Funds as Custodian pursuant to a Custodian Agreement with the Trust (the "CUSTODIAN AGREEMENT"). Under the Custodian Agreement, State Street:

     (i) maintains a separate account or accounts in the name of each Fund;

    (ii) makes receipts and disbursements of money on behalf of each Fund;

   (iii) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities;

    (iv) responds to correspondence from security brokers and others relating to its duties; and

     (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

   Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Trust intends to select foreign custodians or sub-custodians to maintain foreign securities of the International Funds pursuant to such rules, following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Trust assets. In addition, the 1940 Act requires that foreign bank sub-custodians, among other things have Shareholder equity in excess of $200 million, have no lien on the Trust's assets and maintain adequate and accessible records.

   State Street serves as Transfer Agent and Dividend Disbursing Agent for each Fund pursuant to Transfer Agency Agreements with the Trust (the "TRANSFER AGENCY AGREEMENT"). Under the Transfer Agency Agreements, State Street has agreed:

     (i) to issue and redeem Shares of the Trust;

    (ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders;

   (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties;

    (iv) to maintain Shareholder accounts and certain sub-accounts; and

     (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

The Subcustodian

   Bank One Trust Company, N.A. (the "Subcustodian") serves as Subcustodian in connection with the Trust's securities lending activities for domestic securities, pursuant to a Subcustodian Agreement between the Trust, State Street and the Subcustodian and a Securities Lending Agreement between the Trust, Banc One Investment Advisors, and the Subcustodian. The Subcustodian serves as Subcustodian in connection with the Trust's securities lending activities for international securities, pursuant to a Subcustodian Agreement between the Trust, State Street and the Subcustodian and a Securities Lending Agreement between the Trust, Banc One Investment Advisors, and the Subcustodian. The Subcustodian is an indirect subsidiary of Bank One Corporation and an affiliate of Banc One Investment Advisors. The Subcustodian is entitled to a fee from the Trust under the agreements, which is calculated on an annual basis and accrued daily, equal to:

Domestic Fee

  . .05% of the value of collateral received from the borrower for each securities loan of U.S. government and agency Securities; and

  . .10% of the value of collateral received from the borrower for each loan of equities and corporate bonds.

International Fee

  . .15% of the value received from the borrower for each loan of foreign securities.

Experts

   The financial statements for the fiscal year ended June 30, 2003 have been audited by PricewaterhouseCoopers LLP, 1 North Wacker Drive, Chicago, Illinois 60606, independent public auditors to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

   The financial statements for the Predecessor Funds for the period ended December 31, 1998, were audited by the predecessor auditors for such Funds.

   The law firm of Ropes & Gray LLP ("Ropes & Gray"), One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust. Ropes & Gray is also independent legal counsel to the disinterested trustees. Ropes & Gray has not represented Banc One Investment Advisors, the Sub-Advisor, One Group Dealer Services, Inc., or One Group Administrative Services, Inc. during the last two fiscal years. The disinterested trustees have determined that any representation by Ropes & Gray of any other subsidiaries or affiliates of Bank One Corporation was sufficiently limited that it was unlikely to adversely affect Ropes & Gray's professional judgement.

                            ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

   The Fund has delegated the authority to vote proxies on behalf of the Funds that own voting securities to Banc One Investment Advisors. With respect to the High Yield Bond Fund and that portion of the Income Bond Fund sub-advised by Banc One High Yield Partners, the Fund has authorized Banc One Investment Advisors to delegate proxy voting authority to Banc One High Yield Partners subject to supervision by Banc One Investment Advisors. Banc One Investment Advisors' and Banc One High Yield Partners' Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix B (the "Proxy Voting Policy").

   With respect to voting securities held in the Funds, the Advisor is required to vote in the best interest of the Funds without regard to conflicts of interest. The Advisor has retained an independent company to provide various proxy voting services including development of a proxy voting policy for both domestic and international securities, vote recommendations, and acting as the Advisor's agent to vote proxies in accordance with the Proxy Voting Policy.

   The Advisor has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Advisor votes securities in accordance with its predetermined policy or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interests that the Advisor may have. In the event that the independent services does not provide a recommendation or the Advisor determines that it is in a Fund's best interest to vote securities contrary to the independent service's recommendation, the potential for a conflict of interest arises. In such a case, Banc One Investment Advisors will determine if any "material conflicts of interest" exist. In the event that the Banc One Investment Advisors determines that there is a material conflict of interest with respect to a security held in a Fund, Banc One Investment Advisors will disclose the nature of the conflict and its recommendation to the Special Proxy Voting Committee of the Board of Trustees.

   Under the Special Proxy Voting Committee's Charter, the Committee will consider and determine how to vote on behalf of the applicable Fund with respect to specific votes referred by the Advisor. In discharging its duties, the Committee will consider only the best interests of the Fund's shareholders, as represented by actions believed in good faith to maximize the value of the concern whose shares are being voted. To carry out its purpose, the Committee shall have the power to retain independent fiduciaries, consultants or professionals at the expense of the appropriate Fund and/or delegate voting powers to such fiduciaries, consultants, or professionals.

   "Material conflicts of interest" are defined as non-routine relationship between the issuer and Banc One Investment Advisors, Banc One High Yield Partners or their affiliates, where the Advisor has actual knowledge that could affect the Advisor's judgment in voting securities in the applicable Fund's best interest. Material conflicts may arise, for example, when Banc One Investment Advisors or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

Description of Shares

   The Trust is a Massachusetts business trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 52 series of Shares, which represent interests in the following:

1.  The Prime Money Market Fund;
2.  The U.S. Treasury Securities Money Market Fund;
3.  The Municipal Money Market Fund;
4.  The Ohio Municipal Money Market Fund;
5.  The Equity Income Fund;

6.  The Mid Cap Value Fund;
7.  The Mid Cap Growth Fund;
8.  The Diversified Equity Fund;
9.  The Small Cap Growth Fund;
10. The Large Cap Value Fund;
11. The Large Cap Growth Fund;
12. The International Equity Index Fund;
13. The Equity Index Fund;
14. The Balanced Fund;
15. The Technology Fund;
16. The Income Bond Fund;
17. The Short-Term Bond Fund;
18. The Intermediate Bond Fund;
19. The Government Bond Fund;
20. The Ultra Short-Term Bond Fund;
21. The High Yield Bond Fund;
22. The Investor Growth Fund;
23. The Investor Growth & Income Fund;
24. The Investor Conservative Growth Fund;
25. The Investor Balanced Fund;
26. The Municipal Income Fund;
27. The Intermediate Tax-Free Bond Fund;
28. The Ohio Municipal Bond Fund;
29. The West Virginia Municipal Bond Fund;
30. The Kentucky Municipal Bond Fund;
31. The Louisiana Municipal Bond Fund;
32. The Arizona Municipal Bond Fund;
33. The Treasury Only Money Market Fund;
34. The Government Money Market Fund;
35. The Institutional Prime Money Market Fund;
36. The Treasury & Agency Fund;
37. The Small Cap Value Fund;
38. The Diversified Mid Cap Fund;
39. The Diversified International Fund;
40. The Market Expansion Index Fund;
41. The Bond Fund;
42. The Short-Term Municipal Bond Fund;
43. The Tax-Free Bond Fund;
44. The Michigan Municipal Bond Fund;
45. The Michigan Municipal Money Market Fund;
46. The U.S. Government Securities Money Market Fund;
47. The Mortgage-Backed Securities Fund;
48. The Health Sciences Fund;
49. The Market Neutral Fund;
50. The Institutional Tax-Free Money Market Fund;
51. The Institutional Prime Plus Money Market Fund; and
52. The Real Estate Fund.

   Generally, the Funds of the Trust (other than the Institutional Money Market Funds and the Money Market Funds) offer shares in four separate classes: Class I Shares, Class A Shares, Class B and Class C1 Shares. The Institutional Money Market Funds may offer Class S Shares and Administrative Class Shares. Certain of the Money Market Funds offer Service Class Shares. The classes of shares currently offered by the Funds can be found under the topic "The Trust" at the beginning of this Statement of Additional Information. In addition, please read the relevant Prospectuses for the Funds for more details.

1. Class C Shares are currently not available for purchase in all Funds of the Trust.

   Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

   Class A Shares, Class B Shares, Class C Shares, Class I Shares, Service Class Shares, Class S Shares, and Administrative Class Shares of a Fund each have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans applicable to those classes.

Special Note Regarding Purchase Limit on Class B Shares

   Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Shareholder Servicing Agent or One Group of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

Shareholder and Trustee Liability

   Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

   The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Performance

   From time to time, the Funds may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

   Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

   The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of a Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period).

   Funds with a front-end sales charge would incorporate the offering price into the distribution yield in place of month-end net asset value.

   Distribution rate is a measure of the level of income paid out in cash to Shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period.

   Further information about the performance of each class of the Funds is contained in the Trust's Annual Report to Shareholders for One Group Mutual Funds. Copies of the Annual Report may be obtained without charge by calling 1-800-480-4111.

Calculation of Performance Data

   Money Market Funds and Institutional Money Market Funds

   The 7-day yield for the Money Market Funds and the Institutional Money Market Funds was computed with respect to each class of Shares by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the particular class of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each class of each Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result. The 30-day yield for the Money Market Funds and the Institutional Money Market Funds was computed with respect to each class of Shares by taking the sum of the last 30 days factors divided by 30 days times 365 days times 100.

                              MONEY MARKET FUNDS

                                              Inception   7-Day Yield  30-Day Yield
Class I Shares                              Date of Class   6/30/03      6/30/03
--------------                              ------------- -----------  ------------
U.S. Treasury Securities Money Market......      08/01/85        0.60%         0.71%
Prime Money Market.........................      08/01/85        0.73%         0.78%
Municipal Money Market.....................      06/04/87        0.66%         0.74%
Ohio Municipal Money Market(1).............      06/09/93        0.59%         0.66%
Michigan Municipal Money Market............      03/30/96        0.60%         0.65%
Treasury Only Money Market.................      04/16/93        0.99%         1.01%
Government Money Market....................      06/14/93        1.03%         1.12%
Institutional Prime Money Market...........      04/19/99        1.09%         1.15%
U.S. Government Securities Money Market....      03/16/01        0.72%         0.78%
Institutional Tax-Free Money Market (a)....            NA          NA            NA
Institutional Prime Plus Money Market (a)..            NA          NA            NA

(a) As of June 30, 2003, the Fund had not commenced operations.
(1) A portion of the income may be subject to alternative minimum tax.

                                              Inception   7-Day Yield  30-Day Yield
Class A Shares                              Date of Class   6/30/03       6/30/03
--------------                              ------------- -----------  ------------
U.S. Treasury Securities Money Market......      02/18/92        0.35%         0.46%
Prime Money Market.........................      02/18/92        0.48%         0.53%
Municipal Money Market.....................      02/18/92        0.42%         0.49%
Ohio Municipal Money Market(1).............      01/26/93        0.34%         0.41%
Michigan Municipal Money Market(1).........      01/31/91        0.35%         0.40%
U.S. Government Securities Money Market....      03/16/01        0.47%         0.53%

(1) A portion of the income may be subject to alternative minimum tax.

                                              Inception   7-Day Yield  30-Day Yield
Class B Shares                              Date of Class   6/30/03      6/30/03
--------------                              ------------- -----------  ------------
U.S. Treasury Securities Money Market......      11/21/96        0.24%         0.24%
Prime Money Market.........................      11/12/96        0.19%         0.16%

                                              Inception   7-Day Yield  30-Day Yield
Class C Shares                              Date of Class   6/30/03      6/30/03
--------------                              ------------- -----------  ------------
U.S. Treasury Securities Money Market......      02/18/98        0.24%         0.24%
Prime Money Market.........................       5/31/00        0.19%         0.16%
Ohio Municipal Money Market (a)............            NA          NA            NA
Michigan Municipal Money Market (a)........            NA          NA            NA
U.S. Government Securities Money Market (a)            NA          NA            NA

(a) As of June 30, 2003, Class C shares of the Fund had not commenced operations.

                                              Inception   7-Day Yield  30-Day Yield
Class S Shares                              Date of Class   6/30/03      6/30/03
--------------                              ------------- -----------  ------------
Institutional Prime Money Market...........       4/10/00        0.84%         0.90%
Treasury Only Money Market.................       4/10/00        0.74%         0.76%
Government Money Market....................       4/10/00        0.78%         0.87%
Institutional Tax-Free Money Market (a)....            NA          NA            NA
Institutional Prime Plus Money Market (a)..            NA          NA            NA

(a) As of June 30, 2003, the Fund had not commenced operations.
(1) A portion of the income may be subject to alternative minimum tax.

                                                Inception  7-Day  30-Day
                                                 Date of   Yield   Yield
      Administrative Class Shares                 Class   6/30/03 6/30/03
      ---------------------------               --------- ------- -------
      Institutional Prime Money Market......... 11/01/01   0.99%   1.05%
      Treasury Only Money Market............... 11/01/01   0.89%   0.91%
      Government Money Market.................. 11/01/01   0.93%   1.02%
      Institutional Tax-Free Money Market (a)..       NA     NA      NA
      Institutional Prime Plus Money Market (a)       NA     NA      NA

      (a) As of June 30, 2003, the Fund had not commenced operations.

   The tax equivalent yields for the classes of the Municipal Money Market, Ohio Municipal Money Market, and Michigan Municipal Money Market Funds are computed by dividing that portion of the Fund's yield (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (with respect to a particular class) that is not tax-exempt. The tax equivalent yields for the classes of the Municipal Money Market Funds contained in the following paragraph were computed based on an assumed effective federal income tax rate of 39.6%. The tax equivalent effective yield for the classes of the Municipal Money Market Fund, Ohio Municipal Money Market Fund, and the Michigan Money Market Fund are computed by dividing that portion of the effective yield of the Fund (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund (with respect to a particular class) that is not tax-exempt.

                             TAX-EQUIVALENT YIELD

                                                         7 Day
                                                         Yield   28%  39.6%
Class I Shares                                          6/30/03  Tax   Tax
--------------                                          ------- ----  -----
Municipal Money Market.................................  0.66%  0.92% 1.09%
Ohio Municipal Money Market............................  0.59%  0.82% 0.98%
Michigan Municipal Money Market........................  0.60%  0.83% 0.99%

                                                         7 Day
                                                         Yield   28%  39.6%
Class A Shares                                          6/30/03  Tax   Tax
--------------                                          ------- ----  -----
Municipal Money Market.................................  0.42%  0.58% 0.70%
Ohio Municipal Money Market............................  0.34%  0.47% 0.56%
Michigan Municipal Money Market*.......................  0.35%  0.49% 0.58%

   * Prior to the consolidation with the Fund, the Predecessor Fund had a fiscal year end of 12/31/98.

   Equity Funds, Bond Funds, Funds of Funds, and Municipal Bond Funds

   The performance of the Funds may be compared in publications to the performance of various indices and investments (such as other mutual funds) for which reliable performance data is available, as well as averages, performance rankings or other information prepared by recognized mutual fund statistical services, as set forth below.

   Performance information showing a Fund's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature regarding the Equity Funds, the Bond Funds, the Funds of Funds, and the Municipal Bond Funds. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:

                      a-b
30-Day Yield =        ---
                 2[(cd +1)6-1]

   In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

   From time to time the tax equivalent 30-day yield of a particular class of a Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of a Fund's yield (respecting a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (respecting a particular class) that is not tax-exempt. The tax equivalent 30-day yields for a Municipal Bond Fund (respecting a particular class) will, unless otherwise noted, be computed based on an assumed effective federal income tax rate of 31%.

   A Fund's respective cumulative total return and average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in a particular class of the Fund for each of the periods shown. Cumulative total return for a particular class of a Fund is computed by determining the rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The cumulative return is calculated as the total dollar increase or decrease in the value of an account assuming reinvestment of all distributions divided by the original initial investment. The average annual return before taxes for a particular class of a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.

   "Return Before Taxes" shows the actual change in the value of the Fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the Fund shares. "Return After Taxes" on distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. "Return After Taxes on Distributions and Sale of Fund Shares" is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

   Performance information showing a Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature regarding the Bond Funds and Equity Funds. The distribution rate is calculated as follows:

                       a/(b) x 365
distribution yield =   -----------
                            c

   In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.

   Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts at a bank, with regard to Class I Shares and Service Class Shares, or a Participating Organization, with regard to Class A and Class B Shares, will reduce a Fund's effective yield to customers. Performance data for the Funds through June 30, 2003 (calculated as described above) is as follows:

                                CLASS I SHARES

Fixed Income Funds

Average Annual Total Returns as of 6/30/03

                                      Inception    Performance                                       30-Day
                                    Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                    ------------- -------------- ----  ------ ------ ------ ------- ---------
Short-Term Bond....................   09/04/90       09/04/90                                         1.92%
 Return Before Taxes...............                              6.64%  5.28%  6.90%  6.03%  5.72%
 Return After Taxes on
   Distributions...................                              4.36%  3.79%  4.92%  3.91%  3.44%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              4.29%  3.34%  4.66%  3.81%  3.43%
Intermediate Tax-Free(2)...........   09/04/90       09/04/90                                         3.05%
 Return Before Taxes...............                              6.37%  7.95%  7.87%  5.46%  5.47%
 Return After Taxes on
   Distributions...................                              6.27%  7.95%  7.87%  5.38%  5.35%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.15%  6.63%  7.40%  5.27%  5.29%
Ohio Municipal Bond(2).............   07/02/91       07/02/91                                         2.79%
 Return Before Taxes...............                              6.19%  7.67%  7.54%  5.30%  5.25%
 Return After Taxes on
   Distributions...................                              6.19%  7.67%  7.54%  5.30%  5.24%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.07%  6.40%  7.13%  5.20%  5.19%
Municipal Income(2)................   02/09/93       02/09/93                                         3.82%
 Return Before Taxes...............                              5.40%  6.48%  7.02%  4.85%  5.30%
 Return After Taxes on
   Distributions...................                              5.39%  6.48%  7.02%  4.85%  5.29%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.37%  5.76%  6.70%  4.83%  5.27%
Government Bond....................   02/08/93       02/08/93                                         4.41%
 Return Before Taxes...............                              6.77%  9.58%  9.81%  7.08%  6.68%
 Return After Taxes on
   Distributions...................                              4.32%  7.49%  7.45%  4.70%  4.21%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              4.22%  6.08%  6.91%  4.54%  4.12%
Ultra Short-Term Bond..............   02/02/93       02/02/93                                         2.28%
 Return Before Taxes...............                              5.24%  3.12%  5.39%  5.30%  5.25%
 Return After Taxes on
   Distributions...................                              3.13%  2.03%  3.60%  3.28%  3.13%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              3.13%  1.96%  3.48%  3.24%  3.13%
Kentucky Municipal Bond(2)(32).....   03/12/93       03/12/93                                         2.66%
 Return Before Taxes...............                              5.41%  7.74%  7.23%  5.29%  5.34%
 Return After Taxes on
   Distributions...................                              5.40%  7.74%  7.23%  5.29%  5.33%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.31%  6.54%  6.87%  5.20%  5.26%
Louisiana Municipal Bond(2)(33)....   03/26/96       12/29/86                                         2.56%
 Return Before Taxes...............                              6.27%  7.86%  7.39%  5.35%  5.31%
 Return After Taxes on
   Distributions...................                              6.26%  7.86%  7.39%  5.34%  5.30%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.16%  6.54%  6.98%  5.23%  5.24%
West Virginia Municipal Bond(1)(2).   01/20/97       12/31/83                                         2.75%
 Return Before Taxes...............                              6.88%  8.00%  7.58%  5.41%  5.52%
 Return After Taxes on
   Distributions...................                              6.87%  8.00%  7.58%  5.40%  5.51%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.47%  6.74%  7.18%  5.30%  5.25%
Arizona Municipal Bond(2)..........   01/20/97       11/30/79                                         2.57%
 Return Before Taxes...............                              6.93%  8.06%  7.51%  5.40%  5.34%
 Return After Taxes on
   Distributions...................                              6.90%  8.06%  7.51%  5.30%  5.28%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.53%  6.77%  7.11%  5.24%  5.06%
Treasury & Agency(1)...............   01/20/97       04/30/88                                         2.24%
 Return Before Taxes...............                              7.20%  8.28%  8.72%  6.80%  6.55%
 Return After Taxes on
   Distributions...................                              6.22%  6.75%  6.76%  4.64%  5.08%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.77%  5.28%  6.23%  4.45%  4.76%

                                CLASS I SHARES

Fixed Income Funds

                                      Inception    Performance                                        30-Day
                                    Date of Class Inception Date  Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                    ------------- -------------- -----  ------ ------ ------ ------- ---------
Income Bond(4)(25).................   03/05/93       03/05/93                                          4.69%
 Return Before Taxes...............                               6.65% 10.10%  9.05%  6.63%  6.71%
 Return After Taxes on
   Distributions...................                               3.90%  7.70%  6.51%  4.06%  3.96%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               3.92%  6.38%  6.14%  4.03%  3.97%
Intermediate Bond(5)(23)...........   06/01/91       12/31/83                                          4.53%
 Return Before Taxes...............                               8.41%  8.79%  9.30%  7.16%  6.71%
 Return After Taxes on
   Distributions...................                               6.81%  6.58%  6.85%  4.70%  4.20%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               6.50%  5.56%  6.42%  4.55%  4.13%
Bond(5)............................   06/01/91       12/31/83                                          4.75%
 Return Before Taxes...............                               9.39%  9.51% 10.24%  7.54%  7.39%
 Return After Taxes on
   Distributions...................                               7.62%  7.21%  7.64%  4.94%  4.62%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               7.30%  6.03%  7.14%  4.79%  4.54%
Short-Term Municipal Bond(2)(28)...   05/04/98       05/04/98                                          2.13%
 Return Before Taxes...............                               4.59%  4.81%  5.43%  4.48%    NA
 Return After Taxes on
   Distributions...................                               4.58%  4.79%  5.43%  4.48%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               4.46%  4.13%  5.17%  4.37%    NA
Tax-Free Bond(2)(6)(30)............   02/01/95       03/01/88                                          3.33%
 Return Before Taxes...............                               7.48%  8.86%  8.32%  5.82%  6.31%
 Return After Taxes on
   Distributions...................                               7.13%  8.86%  8.32%  5.81%  5.93%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               7.04%  7.39%  7.84%  5.66%  5.87%
Michigan Municipal Bond(2)(34).....   02/01/93       02/01/93                                          2.94%
 Return Before Taxes...............                               6.04%  8.67%  8.11%  5.42%  5.75%
 Return After Taxes on
   Distributions...................                               6.03%  8.67%  8.11%  5.41%  5.74%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               5.88%  7.16%  7.63%  5.30%  5.62%
Mortgage-Backed Securities(40).....   08/18/00       12/31/83                                          4.34%
 Return Before Taxes...............                              10.33%  5.30% 10.02%  7.43%  8.20%
 Return After Taxes on
   Distributions...................                               9.91%  2.87%  7.32%  5.84%  7.40%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               9.26%  3.30%  6.90%  5.41%  6.74%
High Yield Bond....................   11/13/98       11/13/98                                          7.71%
 Return Before Taxes...............                               4.37% 18.90%  5.77%    NA     NA
 Return After Taxes on
   Distributions...................                               0.68% 14.95%  2.00%    NA     NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               1.37% 11.80%  2.52%    NA     NA

                                CLASS I SHARES

Equity Funds

Average Annual Total Returns as of 6/30/03

                                         Inception    Performance                                         30-Day
                                       Date of Class Inception Date  Life  1 Year 3 Year  5 Year 10 Year SEC Yield
                                       ------------- -------------- -----  ------ ------  ------ ------- ---------
Mid Cap Value.........................   03/02/89       03/02/89                                             NA
  Return Before Taxes.................                              10.90% -6.48%   7.24%  5.15%  11.16%
  Return After Taxes on Distributions.                               8.32% -7.64%   5.31%  2.64%   8.05%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               8.19% -3.53%   5.33%  3.19%   8.03%
Equity Income.........................   07/02/87       07/02/87                                             NA
  Return Before Taxes.................                               8.94% -3.06%  -2.98% -1.41%   8.87%
  Return After Taxes on Distributions.                               7.19% -4.19%  -4.78% -3.18%   6.86%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               7.10% -1.50%  -3.02% -1.71%   6.92%
Equity Index..........................   07/02/91       07/02/91                                             NA
  Return Before Taxes.................                              10.15% -0.03% -11.45% -1.89%   9.67%
  Return After Taxes on Distributions.                               9.09% -0.43% -11.80% -2.48%   8.62%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               8.44%  0.06%  -9.73% -1.84%   7.96%
Large Cap Value.......................   03/01/91       03/01/91                                             NA
  Return Before Taxes.................                               7.71% -4.46%  -6.14% -1.77%   7.16%
  Return After Taxes on Distributions.                               5.68% -4.77%  -6.70% -2.96%   4.92%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               5.61% -2.85%  -5.40% -1.91%   4.97%
Mid Cap Growth........................   03/02/89       03/02/89                                             NA
  Return Before Taxes.................                              13.55% -0.21%  -9.89%  5.12%  11.90%
  Return After Taxes on Distributions.                              10.75% -0.21% -10.96%  2.87%   8.47%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              10.57% -0.14%  -8.47%  3.58%   8.51%
International Equity Index(3).........   10/28/92       10/28/92                                             NA
  Return Before Taxes.................                               4.68% -6.12% -14.52% -3.87%   3.26%
  Return After Taxes on Distributions.                               4.08% -6.25% -14.75% -4.44%   2.63%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               3.82% -4.00% -12.12% -3.43%   2.55%
Balanced..............................   04/02/93       04/02/93                                           1.39%
  Return Before Taxes.................                               7.67%  4.06%  -3.01%  1.69%   7.72%
  Return After Taxes on Distributions.                               5.63%  3.19%  -3.93%  0.17%   5.67%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               5.50%  2.67%  -3.08%  0.64%   5.53%
Large Cap Growth......................   02/28/92       02/28/92                                             NA
  Return Before Taxes.................                               7.64%  2.76% -21.07% -6.10%   7.38%
  Return After Taxes on Distributions.                               6.22%  2.76% -21.25% -7.18%   5.90%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               6.33%  1.79% -17.13% -5.04%   6.10%
Small Cap Growth(15)..................   03/26/96       07/01/91                                             NA
  Return Before Taxes.................                               9.76% -3.90%  -8.31%  0.24%   7.16%
  Return After Taxes on Distributions.                               7.63% -3.90%  -9.31% -1.39%   4.77%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               7.50% -2.54%  -7.33% -0.46%   4.94%
Diversified Equity(16)................   03/26/96       12/29/89                                             NA
  Return Before Taxes.................                              10.07% -1.12% -10.99% -2.17%   8.21%
  Return After Taxes on Distributions.                               7.82% -1.34% -11.25% -2.97%   5.59%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               7.60% -0.69%  -9.24% -2.07%   5.60%
Small Cap Value(4)(5)(17).............   01/27/95       06/30/72                                             NA
  Return Before Taxes.................                               9.88% -7.50%  15.52%  5.39%  10.77%
  Return After Taxes on Distributions.                               9.45% -8.83%  14.08%  4.41%   9.43%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               9.04% -4.35%  12.72%  4.14%   8.80%

                                CLASS I SHARES

Equity Funds

                                         Inception    Performance                                          30-Day
                                       Date of Class Inception Date  Life   1 Year 3 Year  5 Year 10 Year SEC Yield
                                       ------------- -------------- ------  ------ ------  ------ ------- ---------
Diversified Mid Cap(5)(18)............   06/01/91       12/31/83                                             NA
  Return Before Taxes.................                               11.92% -3.16%  -1.97%  2.53%  9.76%
  Return After Taxes on Distributions.                               10.67% -3.23%  -3.99%  0.63%  7.59%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               10.39% -2.04%  -2.29%  1.58%  7.60%
Diversified International(3)(5)(19)...   12/03/94       04/30/86                                             NA
  Return Before Taxes.................                                5.71% -7.02% -14.04% -3.07%  3.40%
  Return After Taxes on Distributions.                                5.52% -7.14% -14.33% -3.39%  3.07%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                5.02% -4.58% -11.73% -2.68%  2.79%
Market Expansion Index(20)............   07/31/98       07/31/98                                             NA
  Return Before Taxes.................                                6.61% -2.46%   1.40%    NA     NA
  Return After Taxes on Distributions.                                4.37% -2.63%   0.39%    NA     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                4.82% -1.55%   0.81%    NA     NA
Health Sciences.......................   03/23/01       03/23/01                                             NA
  Return Before Taxes.................                                1.20% 15.32%     NA     NA     NA
  Return After Taxes on Distributions.                                1.14% 15.32%     NA     NA     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                0.98%  9.95%     NA     NA     NA
Technology............................   07/28/00       07/28/00                                             NA
  Return Before Taxes.................                              -28.57%  4.47%     NA     NA     NA
  Return After Taxes on Distributions.                              -28.57%  4.47%     NA     NA     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              -22.88%  2.91%     NA     NA     NA
Market Neutral (45)...................   05/24/03       05/24/03                                             NA
  Return Before Taxes.................                                0.50%    NA      NA     NA     NA
  Return After Taxes on Distributions.                                0.50%    NA      NA     NA     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                0.33%    NA      NA     NA     NA
Real Estate (46)......................         NA             NA                                             NA
  Return Before Taxes.................                                  NA     NA      NA     NA     NA
  Return After Taxes on Distributions.                                  NA     NA      NA     NA     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                  NA     NA      NA     NA     NA

Funds of Funds

Average Annual Total Returns as of 6/30/03

                                         Inception    Performance                                       30-Day
                                       Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                       ------------- -------------- ----  ------ ------ ------ ------- ---------
Investor Conservative Growth..........   12/10/96       12/10/96                                          NA
  Return Before Taxes.................                              5.92%  6.11%  2.94%  4.06%   NA
  Return After Taxes on Distributions.                              3.96%  4.66%  1.11%  2.14%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              3.90%  3.87%  1.44%  2.33%   NA
Investor Balanced.....................   12/10/96       12/10/96                                          NA
  Return Before Taxes.................                              6.24%  4.57% -0.41%  3.21%   NA
  Return After Taxes on Distributions.                              4.41%  3.43% -2.03%  1.42%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              4.33%  2.88% -1.22%  1.75%   NA
Investor Growth & Income..............   12/10/96       12/10/96                                          NA
  Return Before Taxes.................                              6.04%  1.87% -3.73%  1.94%   NA
  Return After Taxes on Distributions.                              4.45%  1.15% -5.07%  0.36%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              4.39%  1.17% -3.77%  0.87%   NA
Investor Growth.......................   12/10/96       12/10/96                                          NA
  Return Before Taxes.................                              5.96% -1.26% -6.86%  0.79%   NA
  Return After Taxes on Distributions.                              4.64% -1.53% -7.86% -0.54%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              4.58% -0.86% -6.08%  0.14%   NA

                                CLASS A SHARES

Fixed Income Funds

Average Annual Total Returns as of 6/30/03

                                                      Inception    Performance                                       30-Day
                                                    Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                                    ------------- -------------- ----  ------ ------ ------ ------- ---------
Short-Term Bond (22)...............................    2/18/92       09/04/90                                         1.62%
 With Sales Charge
   Return Before Taxes.............................                              6.09%  1.88%  5.54%  5.13%  5.12%
   Return After Taxes on Distributions.............                              3.91%  0.53%  3.70%  3.13%  2.96%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              3.87%  1.13%  3.57%  3.11%  2.98%
 Without Sales Charge
   Return Before Taxes.............................                              6.34%  5.01%  6.63%  5.76%  5.45%
   Return After Taxes on Distributions.............                              4.16%  3.63%  4.76%  3.75%  3.28%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              4.09%  3.17%  4.49%  3.65%  3.26%
Intermediate Tax-Free (2)(29)......................    2/18/92       09/04/90                                         2.67%
 With Sales Charge
   Return Before Taxes.............................                              5.70%  2.75%  5.92%  4.24%  4.73%
   Return After Taxes on Distributions.............                              5.60%  2.75%  5.92%  4.15%  4.62%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.51%  3.10%  5.67%  4.17%  4.60%
 Without Sales Charge
   Return Before Taxes.............................                              6.08%  7.59%  7.56%  5.19%  5.21%
   Return After Taxes on Distributions.............                              5.98%  7.59%  7.56%  5.11%  5.10%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.87%  6.30%  7.09%  5.01%  5.04%
Ohio Municipal Bond (2)(35)........................   02/18/92       07/02/91                                         2.44%
 With Sales Charge
   Return Before Taxes.............................                              5.55%  2.59%  5.65%  4.08%  4.52%
   Return After Taxes on Distributions.............                              5.55%  2.59%  5.65%  4.08%  4.52%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.45%  2.94%  5.44%  4.10%  4.51%
 Without Sales Charge
   Return Before Taxes.............................                              5.96%  7.44%  7.28%  5.04%  5.00%
   Return After Taxes on Distributions.............                              5.95%  7.44%  7.28%  5.04%  4.99%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.83%  6.15%  6.86%  4.94%  4.94%
Municipal Income (2)(31)...........................   02/23/93       02/09/93                                         3.40%
 With Sales Charge
   Return Before Taxes.............................                              4.72%  1.37%  5.11%  3.62%  4.59%
   Return After Taxes on Distributions.............                              4.71%  1.37%  5.11%  3.62%  4.58%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              4.72%  2.27%  5.00%  3.72%  4.60%
 Without Sales Charge
   Return Before Taxes.............................                              5.18%  6.17%  6.74%  4.58%  5.07%
   Return After Taxes on Distributions.............                              5.17%  6.17%  6.74%  4.58%  5.06%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.14%  5.46%  6.43%  4.57%  5.04%
Government Bond (26)...............................   03/05/93       02/08/93                                         3.98%
 With Sales Charge
   Return Before Taxes.............................                              6.05%  4.41%  7.84%  5.84%  5.92%
   Return After Taxes on Distributions.............                              3.71%  2.51%  5.63%  3.59%  3.56%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              3.66%  2.73%  5.31%  3.54%  3.53%
 Without Sales Charge
   Return Before Taxes.............................                              6.52%  9.29%  9.51%  6.83%  6.41%
   Return After Taxes on Distributions.............                              4.17%  7.31%  7.27%  4.56%  4.04%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              4.07%  5.90%  6.73%  4.39%  3.96%

                                CLASS A SHARES

Fixed Income Funds

                                                      Inception    Performance                                       30-Day
                                                    Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                                    ------------- -------------- ----  ------ ------ ------ ------- ---------
Ultra Short-Term Bond (21).........................   03/10/93       02/02/93                                         1.96%
 With Sales Charge
   Return Before Taxes.............................                              4.68% -0.27%  4.05%  4.38%  4.68%
   Return After Taxes on Distributions.............                              2.68% -1.22%  2.39%  2.48%  2.67%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              2.72% -0.23%  2.41%  2.53%  2.71%
 Without Sales Charge
   Return Before Taxes.............................                              4.99%  2.83%  5.11%  5.03%  5.00%
   Return After Taxes on Distributions.............                              2.99%  1.85%  3.43%  3.11%  2.98%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              2.98%  1.78%  3.31%  3.08%  2.98%
Kentucky Municipal Bond (2)(32)....................   01/20/95       03/12/93                                         2.30%
 With Sales Charge
   Return Before Taxes.............................                              4.65%  2.61%  5.35%  4.06%  4.57%
   Return After Taxes on Distributions.............                              4.64%  2.61%  5.35%  4.06%  4.56%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              4.59%  3.05%  5.19%  4.09%  4.53%
 Without Sales Charge
   Return Before Taxes.............................                              5.11%  7.48%  6.99%  5.02%  5.06%
   Return After Taxes on Distributions.............                              5.10%  7.48%  6.99%  5.02%  5.05%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.02%  6.28%  6.62%  4.93%  4.97%
Louisiana Municipal Bond (2)(33)...................   12/29/89       12/29/89                                         2.21%
 With Sales Charge
   Return Before Taxes.............................                              5.79%  2.75%  5.51%  4.14%  4.67%
   Return After Taxes on Distributions.............                              5.79%  2.75%  5.51%  4.13%  4.67%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.71%  3.06%  5.31%  4.14%  4.65%
 Without Sales Charge
   Return Before Taxes.............................                              6.16%  7.58%  7.14%  5.10%  5.15%
   Return After Taxes on Distributions.............                              6.15%  7.58%  7.14%  5.09%  5.15%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              6.05%  6.26%  6.73%  4.98%  5.08%
West Virginia Municipal Bond (1)(2)................   01/20/97       12/31/83                                         2.39%
 With Sales Charge
   Return Before Taxes.............................                              6.68%  2.95%  5.65%  4.16%  4.78%
   Return After Taxes on Distributions.............                              5.74%  2.95%  5.65%  4.15%  4.78%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.32%  3.29%  5.46%  4.17%  4.56%
 Without Sales Charge
   Return Before Taxes.............................                              6.90%  7.77%  7.28%  5.12%  5.27%
   Return After Taxes on Distributions.............                              5.96%  7.77%  7.28%  5.12%  5.27%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.52%  6.48%  6.88%  5.02%  5.01%
Arizona Municipal Bond (1)(2)......................   01/20/97       11/30/79                                         2.22%
 With Sales Charge
   Return Before Taxes.............................                              6.36%  2.92%  5.61%  4.18%  4.43%
   Return After Taxes on Distributions.............                              6.33%  2.92%  5.61%  4.09%  4.37%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              5.97%  3.28%  5.42%  4.15%  4.22%
 Without Sales Charge
   Return Before Taxes.............................                              6.57%  7.73%  7.23%  5.13%  4.91%
   Return After Taxes on Distributions.............                              6.54%  7.73%  7.23%  5.04%  4.85%
   Return After Taxes on Distributions and Sale
    of Fund Shares.................................                              6.17%  6.47%  6.83%  4.98%  4.65%

                                CLASS A SHARES

Fixed Income Funds

                                                            Inception    Performance
                                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year
                                                          ------------- -------------- ----  ------ ------ ------ -------
Treasury & Agency (1)....................................   01/20/97       04/30/88
  With Sales Charge
   Return Before Taxes...................................                              6.68%  4.72%  7.32%  5.90%  5.98%
   Return After Taxes on Distributions...................                              5.74%  3.35%  5.50%  3.87%  4.57%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.32%  2.98%  5.11%  3.75%  4.28%
  Without Sales Charge
   Return Before Taxes...................................                              6.90%  7.97%  8.43%  6.55%  6.30%
   Return After Taxes on Distributions...................                              5.96%  6.55%  6.58%  4.50%  4.88%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.52%  5.09%  6.05%  4.30%  4.56%
Bond (5)(24).............................................   05/01/92       12/31/83
  With Sales Charge
   Return Before Taxes...................................                              8.86%  4.28%  8.29%  6.28%  6.70%
   Return After Taxes on Distributions...................                              7.14%  2.20%  5.84%  3.82%  4.03%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              6.83%  2.65%  5.55%  3.79%  3.99%
  Without Sales Charge
   Return Before Taxes...................................                              9.12%  9.20%  9.95%  7.26%  7.20%
   Return After Taxes on Distributions...................                              7.39%  7.01%  7.46%  4.77%  4.51%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              7.07%  5.84%  6.96%  4.62%  4.43%
Income Bond (4)(25)......................................   03/05/93       03/05/93
  With Sales Charge
   Return Before Taxes...................................                              5.94%  4.84%  7.16%  5.37%  5.97%
   Return After Taxes on Distributions...................                              3.30%  2.66%  4.78%  2.94%  3.33%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.36%  2.98%  4.61%  3.04%  3.39%
  Without Sales Charge
   Return Before Taxes...................................                              6.41%  9.80%  8.80%  6.34%  6.46%
   Return After Taxes on Distributions...................                              3.75%  7.52%  6.38%  3.89%  3.81%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.77%  6.20%  6.00%  3.86%  3.82%
Intermediate Bond (5)(23)................................   05/01/92       12/31/83
  With Sales Charge
   Return Before Taxes...................................                              7.89%  3.67%  7.38%  5.93%  6.03%
   Return After Taxes on Distributions...................                              6.34%  1.66%  5.07%  3.60%  3.61%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              6.05%  2.25%  4.85%  3.58%  3.59%
  Without Sales Charge
   Return Before Taxes...................................                              8.15%  8.52%  9.02%  6.91%  6.52%
   Return After Taxes on Distributions...................                              6.59%  6.41%  6.68%  4.55%  4.09%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              6.29%  5.39%  6.25%  4.41%  4.02%
Short-Term Municipal Bond (28)...........................   05/04/98       05/04/98
  With Sales Charge
   Return Before Taxes...................................                              3.67%  1.40%  4.11%  3.59%    NA
   Return After Taxes on Distributions...................                              3.66%  1.37%  4.11%  3.58%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.63%  1.80%  3.99%  3.56%    NA
  Without Sales Charge
   Return Before Taxes...................................                              4.28%  4.57%  5.19%  4.22%    NA
   Return After Taxes on Distributions...................                              4.27%  4.55%  5.18%  4.21%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              4.16%  3.89%  4.93%  4.11%    NA

                                                           30-Day
                                                          SEC Yield
                                                          ---------
Treasury & Agency (1)....................................   1.94%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Bond (5)(24).............................................   4.30%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Income Bond (4)(25)......................................   4.24%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Intermediate Bond (5)(23)................................   4.09%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Short-Term Municipal Bond (28)...........................   1.82%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................

                                CLASS A SHARES

Fixed Income Funds

                                                       Inception    Performance                                        30-Day
                                                     Date of Class Inception Date  Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- -----  ------ ------ ------ ------- ---------
Tax-Free Bond (6)(30)...............................   03/01/88       03/01/88                                          2.94%
  With Sales Charge
   Return Before Taxes..............................                               7.01%  3.69%  6.43%  4.61%  5.60%
   Return After Taxes on Distributions..............                               6.66%  3.69%  6.43%  4.60%  5.22%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.59%  3.88%  6.15%  4.56%  5.20%
  Without Sales Charge
   Return Before Taxes..............................                               7.33%  8.59%  8.06%  5.58%  6.09%
   Return After Taxes on Distributions..............                               6.98%  8.59%  8.06%  5.57%  5.71%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.89%  7.13%  7.58%  5.42%  5.64%
Michigan Municipal Bond (2)(34).....................   02/01/93       02/01/93                                          2.57%
  With Sales Charge
   Return Before Taxes..............................                               5.40%  3.50%  6.22%  4.20%  5.08%
   Return After Taxes on Distributions..............                               5.39%  3.50%  6.22%  4.18%  5.07%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.28%  3.64%  5.94%  4.19%  4.99%
  Without Sales Charge
   Return Before Taxes..............................                               5.87%  8.37%  7.86%  5.17%  5.57%
   Return After Taxes on Distributions..............                               5.86%  8.37%  7.86%  5.15%  5.56%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.71%  6.87%  7.37%  5.04%  5.43%
High Yield Bond.....................................   11/13/98       11/13/98                                          7.13%
  With Sales Charge
   Return Before Taxes..............................                               3.06% 13.36%  3.89%    NA     NA
   Return After Taxes on Distributions..............                              -0.49%  9.69%  0.29%    NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               0.34%  8.23%  1.02%    NA     NA
  Without Sales Charge
   Return Before Taxes..............................                               4.09% 18.64%  5.50%    NA     NA
   Return After Taxes on Distributions..............                               0.50% 14.79%  1.85%    NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               1.20% 11.64%  2.36%    NA     NA
Mortgage-Backed Securities (40).....................   08/18/00       08/18/00                                          3.93%
  With Sales Charge
   Return Before Taxes..............................                               9.72%  0.42%  8.12%  6.15%  7.37%
   Return After Taxes on Distributions..............                               9.34% -1.78%  5.72%  4.73%  6.65%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.70%  0.15%  5.45%  4.40%  6.04%
  Without Sales Charge
   Return Before Taxes..............................                               9.97%  5.17%  9.79%  7.15%  7.87%
   Return After Taxes on Distributions..............                               9.59%  2.86%  7.35%  5.71%  7.15%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.94%  3.23%  6.87%  5.26%  6.49%

                                CLASS A SHARES

Equity Funds

Average Annual Total Returns as of 6/30/03

                                                       Inception    Performance                                          30-Day
                                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Mid Cap Value (7)...................................   02/18/92       03/02/89                                             NA
  With Sales Charge
   Return Before Taxes..............................                              10.11% -11.57%   5.09%  3.79%  10.32%
   Return After Taxes on Distributions..............                               7.63% -12.61%   3.30%  1.41%   7.34%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.53%  -6.89%   3.56%  2.10%   7.36%
  Without Sales Charge
   Return Before Taxes..............................                              10.52%  -6.68%   7.01%  4.92%  10.92%
   Return After Taxes on Distributions..............                               8.03%  -7.78%   5.18%  2.51%   7.92%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.91%  -3.68%   5.19%  3.06%   7.90%
Equity Income (8)...................................   02/18/92       07/02/87                                             NA
  With Sales Charge
   Return Before Taxes..............................                               8.22%  -8.38%  -4.95% -2.74%   7.99%
   Return After Taxes on Distributions..............                               6.55%  -9.38%  -6.64% -4.40%   6.10%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.49%  -4.99%  -4.61% -2.76%   6.21%
  Without Sales Charge
   Return Before Taxes..............................                               8.58%  -3.32%  -3.23% -1.68%   8.57%
   Return After Taxes on Distributions..............                               6.91%  -4.38%  -4.95% -3.36%   6.67%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.83%  -1.67%  -3.18% -1.89%   6.73%
Equity Index (9)....................................   02/18/92       07/02/91                                             NA
  With Sales Charge
   Return Before Taxes..............................                               9.39%  -5.51% -13.24% -3.18%   8.81%
   Return After Taxes on Distributions..............                               8.43%  -5.82% -13.51% -3.67%   7.88%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.80%  -3.52% -11.14% -2.86%   7.25%
  Without Sales Charge
   Return Before Taxes..............................                               9.88%  -0.28% -11.67% -2.13%   9.40%
   Return After Taxes on Distributions..............                               8.92%  -0.62% -11.94% -2.62%   8.46%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.26%  -0.12%  -9.86% -1.99%   7.79%
Large Cap Value (10)................................   02/18/92       03/01/91                                             NA
  With Sales Charge
   Return Before Taxes..............................                               7.01%  -9.66%  -8.02% -3.02%   6.37%
   Return After Taxes on Distributions..............                               5.09%  -9.88%  -8.48% -4.10%   4.26%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.06%  -6.24%  -6.91% -2.90%   4.35%
  Without Sales Charge
   Return Before Taxes..............................                               7.48%  -4.67%  -6.36% -1.97%   6.94%
   Return After Taxes on Distributions..............                               5.55%  -4.91%  -6.83% -3.06%   4.82%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.48%  -3.00%  -5.54% -2.02%   4.86%
Mid Cap Growth (11).................................   02/18/92       03/02/89                                             NA
  With Sales Charge
   Return Before Taxes..............................                              12.77%  -5.71% -11.73%  3.68%  11.01%
   Return After Taxes on Distributions..............                               9.99%  -5.71% -12.79%  1.44%   7.61%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               9.86%  -3.71%  -9.96%  2.34%   7.73%
  Without Sales Charge
   Return Before Taxes..............................                              13.19%  -0.49% -10.13%  4.81%  11.61%
   Return After Taxes on Distributions..............                              10.40%  -0.49% -11.21%  2.54%   8.19%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              10.26%  -0.32%  -8.66%  3.31%   8.27%

                                CLASS A SHARES

Equity Funds

                                                        Inception    Performance                                         30-Day
                                                      Date of Class Inception Date Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                                      ------------- -------------- ----  ------  ------  ------ ------- ---------
International Equity Index (3) (12)..................   04/23/93       10/28/92                                             NA
 With Sales Charge
   Return Before Taxes...............................                              3.89% -11.38% -16.32% -5.19%  2.45%
   Return After Taxes on Distributions...............                              3.36% -11.46% -16.49% -5.70%  1.90%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              3.16%  -7.41% -13.54% -4.50%  1.88%
 Without Sales Charge
   Return Before Taxes...............................                              4.41%  -6.47% -14.81% -4.16%  3.00%
   Return After Taxes on Distributions...............                              3.88%  -6.55% -14.98% -4.67%  2.45%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              3.62%  -4.22% -12.33% -3.65%  2.36%
Balanced.............................................   04/02/93       04/02/93                                           1.08%
 With Sales Charge
   Return Before Taxes...............................                              6.83%  -1.68%  -4.99%  0.34%  6.87%
   Return After Taxes on Distributions...............                              4.92%  -2.43%  -5.80% -1.07%  4.94%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              4.83%  -1.07%  -4.68% -0.43%  4.85%
 Without Sales Charge
   Return Before Taxes...............................                              7.39%   3.80%  -3.25%  1.44%  7.45%
   Return After Taxes on Distributions...............                              5.47%   3.01%  -4.08%  0.01%  5.51%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              5.33%   2.49%  -3.23%  0.49%  5.37%
Large Cap Growth (14)................................   02/22/94       02/28/92                                             NA
 With Sales Charge
   Return Before Taxes...............................                              6.80%  -2.93% -22.69% -7.35%  6.54%
   Return After Taxes on Distributions...............                              5.47%  -2.93% -22.86% -8.40%  5.15%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              5.62%  -1.90% -18.37% -6.05%  5.39%
 Without Sales Charge
   Return Before Taxes...............................                              7.31%   2.46% -21.28% -6.35%  7.12%
   Return After Taxes on Distributions...............                              5.97%   2.46% -21.46% -7.41%  5.73%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              6.08%   1.60% -17.29% -5.24%  5.91%
Small Cap Growth (15)................................   07/01/91       07/01/91                                             NA
 With Sales Charge
   Return Before Taxes...............................                              9.14%  -9.22% -10.16% -1.01%  6.43%
   Return After Taxes on Distributions...............                              7.03%  -9.22% -11.15% -2.63%  4.06%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              6.95%  -5.99%  -8.85% -1.51%  4.31%
 Without Sales Charge
   Return Before Taxes...............................                              9.63%  -4.16%  -8.52%  0.07%  7.01%
   Return After Taxes on Distributions...............                              7.50%  -4.16%  -9.53% -1.57%  4.62%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              7.39%  -2.70%  -7.51% -0.61%  4.82%
Diversified Equity (16)..............................   12/29/89       12/29/89                                             NA
 With Sales Charge
   Return Before Taxes...............................                              9.47%  -6.59% -12.80% -3.48%  7.42%
   Return After Taxes on Distributions...............                              7.28%  -6.72% -12.98% -4.20%  4.88%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              7.09%  -4.26% -10.67% -3.12%  4.95%
 Without Sales Charge
   Return Before Taxes...............................                              9.91%  -1.39% -11.22% -2.43%  7.99%
   Return After Taxes on Distributions...............                              7.71%  -1.53% -11.40% -3.15%  5.45%
   Return After Taxes on Distributions and Sale of
    Fund Shares......................................                              7.49%  -0.87%  -9.39% -2.25%  5.46%

                                CLASS A SHARES

Equity Funds

                                                       Inception    Performance
                                                     Date of Class Inception Date  Life   1 Year  3 Year  5 Year 10 Year
                                                     ------------- -------------- ------  ------  ------  ------ -------
Small Cap Value (4)(5)(17)..........................   01/27/95       06/30/72
  With Sales Charge
   Return Before Taxes..............................                                9.32% -12.55%  13.18%  4.03%   9.83%
   Return After Taxes on Distributions..............                                8.88% -13.77%  11.84%  3.11%   8.44%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                8.48%  -7.66%  10.72%  3.00%   7.87%
  Without Sales Charge
   Return Before Taxes..............................                                9.50%  -7.72%  15.23%  5.15%  10.42%
   Return After Taxes on Distributions..............                                9.06%  -9.00%  13.87%  4.22%   9.03%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                8.66%  -4.49%  12.51%  3.97%   8.42%
Diversified Mid Cap (5)(18).........................   05/01/92       12/31/83
  With Sales Charge
   Return Before Taxes..............................                               11.34%  -8.46%  -3.95%  1.18%   8.98%
   Return After Taxes on Distributions..............                               10.11%  -8.47%  -5.89% -0.66%   6.85%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                9.85%  -5.49%  -3.91%  0.46%   6.92%
  Without Sales Charge
   Return Before Taxes..............................                               11.65%  -3.37%  -2.21%  2.28%   9.57%
   Return After Taxes on Distributions..............                               10.42%  -3.38%  -4.19%  0.42%   7.42%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               10.15%  -2.19%  -2.46%  1.39%   7.45%
Diversified International (3)(5)(19)................   12/03/94       04/30/86
  With Sales Charge
   Return Before Taxes..............................                                5.09% -12.16% -15.75% -4.34%   2.62%
   Return After Taxes on Distributions..............                                4.92% -12.22% -15.99% -4.60%   2.34%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                4.46%  -7.91% -13.08% -3.70%   2.14%
  Without Sales Charge
   Return Before Taxes..............................                                5.42%  -7.26% -14.22% -3.29%   3.17%
   Return After Taxes on Distributions..............                                5.26%  -7.33% -14.47% -3.56%   2.88%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                4.77%  -4.73% -11.86% -2.84%   2.62%
Market Expansion Index (20).........................   07/31/98       07/31/98
  With Sales Charge
   Return Before Taxes..............................                                5.19%  -7.74%  -0.62%    NA      NA
   Return After Taxes on Distributions..............                                3.06%  -7.84%  -1.54%    NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                3.66%  -5.00%  -0.86%    NA      NA
  Without Sales Charge
   Return Before Taxes..............................                                6.34%  -2.58%   1.17%    NA      NA
   Return After Taxes on Distributions..............                                4.19%  -2.69%   0.24%    NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                4.66%  -1.64%   0.66%    NA      NA
Technology..........................................   07/28/00       07/28/00
  With Sales Charge
   Return Before Taxes..............................                              -29.99%  -1.06%     NA     NA      NA
   Return After Taxes on Distributions..............                              -29.99%  -1.06%     NA     NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -23.92%  -0.69%     NA     NA      NA
  Without Sales Charge
   Return Before Taxes..............................                              -28.70%   4.49%     NA     NA      NA
   Return After Taxes on Distributions..............                              -28.70%   4.49%     NA     NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -22.98%   2.92%     NA     NA      NA

                                                      30-Day
                                                     SEC Yield
                                                     ---------
Small Cap Value (4)(5)(17)..........................    NA
  With Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
  Without Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
Diversified Mid Cap (5)(18).........................    NA
  With Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
  Without Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
Diversified International (3)(5)(19)................    NA
  With Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
  Without Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
Market Expansion Index (20).........................    NA
  With Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
  Without Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
Technology..........................................    NA
  With Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................
  Without Sales Charge
   Return Before Taxes..............................
   Return After Taxes on Distributions..............
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................

                                CLASS A SHARES

Equity Funds

                                                       Inception    Performance                                        30-Day
                                                     Date of Class Inception Date  Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- -----  ------ ------ ------ ------- ---------
Health Sciences.....................................   03/23/01       03/23/01                                           NA
  With Sales Charge
   Return Before Taxes..............................                              -1.37%  9.22%   NA     NA     NA
   Return After Taxes on Distributions..............                              -1.43%  9.22%   NA     NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -1.20%  5.99%   NA     NA     NA
  Without Sales Charge
   Return Before Taxes..............................                               0.98% 15.27%   NA     NA     NA
   Return After Taxes on Distributions..............                               0.92% 15.27%   NA     NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               0.80%  9.93%   NA     NA     NA
Market Neutral (45).................................   05/24/03       05/24/03                                           NA
  With Sales Charge
   Return Before Taxes..............................                              -4.74%    NA    NA     NA     NA
   Return After Taxes on Distributions..............                              -4.74%    NA    NA     NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -3.08%    NA    NA     NA     NA
  Without Sales Charge
   Return Before Taxes..............................                               0.50%    NA    NA     NA     NA
   Return After Taxes on Distributions..............                               0.50%    NA    NA     NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               0.33%    NA    NA     NA     NA
Real Estate (46)....................................         NA             NA                                           NA
  With Sales Charge
   Return Before Taxes..............................                                 NA     NA    NA     NA     NA
   Return After Taxes on Distributions..............                                 NA     NA    NA     NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                 NA     NA    NA     NA     NA
  Without Sales Charge
   Return Before Taxes..............................                                 NA     NA    NA     NA     NA
   Return After Taxes on Distributions..............                                 NA     NA    NA     NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                 NA     NA    NA     NA     NA

                                CLASS A SHARES

Funds of Funds

Average Annual Total Returns as of 6/30/03

                                                       Inception    Performance                                       30-Day
                                                     Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- ----  ------ ------ ------ ------- ---------
Investor Conservative Growth........................   12/10/96       12/10/96                                          NA
  With Sales Charge
   Return Before Taxes..............................                              4.74%  0.32%  0.88%  2.70%   NA
   Return After Taxes on Distributions..............                              2.91% -0.96% -0.83%  0.90%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              2.96%  0.12% -0.24%  1.23%   NA
  Without Sales Charge
   Return Before Taxes..............................                              5.60%  5.86%  2.70%  3.81%   NA
   Return After Taxes on Distributions..............                              3.75%  4.51%  0.96%  1.99%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              3.70%  3.72%  1.29%  2.18%   NA
Investor Balanced...................................   12/10/96       12/10/96                                          NA
  With Sales Charge
   Return Before Taxes..............................                              5.09% -1.15% -2.42%  1.81%   NA
   Return After Taxes on Distributions..............                              3.38% -2.15% -3.91%  0.14%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              3.41% -0.83% -2.84%  0.62%   NA
  Without Sales Charge
   Return Before Taxes..............................                              5.95%  4.32% -0.66%  2.93%   NA
   Return After Taxes on Distributions..............                              4.23%  3.27% -2.18%  1.24%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.15%  2.72% -1.36%  1.57%   NA
Investor Growth & Income............................   12/10/96       12/10/96                                          NA
  With Sales Charge
   Return Before Taxes..............................                              5.01% -3.74% -5.69%  0.55%   NA
   Return After Taxes on Distributions..............                              3.55% -4.33% -6.90% -0.90%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              3.57% -2.46% -5.33% -0.24%   NA
  Without Sales Charge
   Return Before Taxes..............................                              5.87%  1.60% -3.99%  1.64%   NA
   Return After Taxes on Distributions..............                              4.40%  0.97% -5.22%  0.17%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.32%  1.00% -3.92%  0.68%   NA
Investor Growth.....................................   12/10/96       12/10/96                                          NA
  With Sales Charge
   Return Before Taxes..............................                              4.76% -6.71% -8.73% -0.54%   NA
   Return After Taxes on Distributions..............                              3.54% -6.90% -9.65% -1.78%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              3.60% -4.39% -7.58% -0.93%   NA
  Without Sales Charge
   Return Before Taxes..............................                              5.62% -1.55% -7.08%  0.55%   NA
   Return After Taxes on Distributions..............                              4.39% -1.75% -8.02% -0.71%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.35% -1.04% -6.22% -0.02%   NA

                                CLASS B SHARES

Fixed Income Funds

Average Annual Total Returns as of 06/30/03

                                            Inception    Performance                                       30-Day
                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------ ------ ------ ------- ---------
Short-Term Bond (22) (41)................   01/14/94       09/04/90                                         1.18%
 With Sales Charge
   Return Before Taxes...................                              5.93%  1.39%  5.48%  5.25%  5.12%
   Return After Taxes on Distributions...                              3.85%  0.20%  3.81%  3.44%  3.09%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.80%  0.83%  3.63%  3.34%  3.07%
 Without Sales Charge
   Return Before Taxes...................                              5.93%  4.39%  6.08%  5.25%  5.12%
   Return After Taxes on Distributions...                              3.85%  3.20%  4.42%  3.44%  3.09%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.80%  2.78%  4.16%  3.34%  3.07%
Intermediate Tax-Free (2) (29) (43)......   01/14/94       08/04/90                                         2.16%
 With Sales Charge
   Return Before Taxes...................                              5.46%  1.89%  5.98%  4.20%  4.60%
   Return After Taxes on Distributions...                              5.36%  1.89%  5.98%  4.11%  4.49%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.26%  2.36%  5.65%  4.06%  4.44%
 Without Sales Charge
   Return Before Taxes...................                              5.46%  6.89%  6.87%  4.53%  4.60%
   Return After Taxes on Distributions...                              5.36%  6.89%  6.87%  4.45%  4.49%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.26%  2.36%  5.65%  4.06%  4.44%
Ohio Municipal Bond (2) (35) (43)........   01/14/94       07/02/91                                         1.91%
 With Sales Charge
   Return Before Taxes...................                              5.36%  1.82%  5.70%  4.02%  4.46%
   Return After Taxes on Distributions...                              5.36%  1.82%  5.70%  4.02%  4.45%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.25%  2.26%  5.41%  3.97%  4.40%
 Without Sales Charge
   Return Before Taxes...................                              5.36%  6.82%  6.59%  4.36%  4.46%
   Return After Taxes on Distributions...                              5.36%  6.82%  6.59%  4.36%  4.45%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.25%  5.51%  6.17%  4.26%  4.40%
Municipal Income (2) (31) (44)...........   01/14/94       02/09/93                                         2.93%
 With Sales Charge
   Return Before Taxes...................                              4.54%  0.56%  5.18%  3.58%  4.45%
   Return After Taxes on Distributions...                              4.53%  0.56%  5.18%  3.57%  4.44%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.52%  1.59%  4.99%  3.62%  4.43%
 Without Sales Charge
   Return Before Taxes...................                              4.54%  5.56%  6.07%  3.92%  4.45%
   Return After Taxes on Distributions...                              4.53%  5.56%  6.07%  3.92%  4.44%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.52%  4.84%  5.76%  3.91%  4.43%
Government Bond (26) (44)................   01/14/94       02/08/93                                         3.53%
 With Sales Charge
   Return Before Taxes...................                              5.90%  3.64%  7.95%  5.82%  5.81%
   Return After Taxes on Distributions...                              3.76%  1.91%  5.94%  3.79%  3.67%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.67%  2.25%  5.54%  3.68%  3.59%
 Without Sales Charge
   Return Before Taxes...................                              5.90%  8.64%  8.80%  6.14%  5.81%
   Return After Taxes on Distributions...                              3.76%  6.91%  6.83%  4.13%  3.67%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.67%  5.50%  6.29%  3.97%  3.59%

                                CLASS B SHARES

Fixed Income Funds

                                            Inception    Performance                                       30-Day
                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------ ------ ------ ------- ---------
Ultra Short-Term Bond (21) (42)..........   01/14/94       02/02/93                                         1.52%
 With Sales Charge
   Return Before Taxes...................                              4.59% -0.72%  3.96%  4.52%  4.62%
   Return After Taxes on Distributions...                              2.69% -1.53%  2.45%  2.80%  2.71%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              2.71% -0.51%  2.43%  2.78%  2.72%
 Without Sales Charge
   Return Before Taxes...................                              4.59%  2.28%  4.57%  4.52%  4.62%
   Return After Taxes on Distributions...                              2.69%  1.47%  3.08%  2.80%  2.71%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              2.71%  1.44%  2.97%  2.78%  2.72%
Kentucky Municipal Bond (2) (32) (44)....   03/16/95       03/12/93                                         1.78%
 With Sales Charge
   Return Before Taxes...................                              4.42%  1.73%  5.41%  4.01%  4.38%
   Return After Taxes on Distributions...                              4.41%  1.73%  5.41%  4.01%  4.37%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.35%  2.30%  5.17%  3.98%  4.31%
 Without Sales Charge
   Return Before Taxes...................                              4.42%  6.73%  6.30%  4.35%  4.38%
   Return After Taxes on Distributions...                              4.41%  6.73%  6.30%  4.35%  4.37%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.35%  5.55%  5.94%  4.26%  4.31%
Louisiana Municipal Bond (2) (33) (43)...   09/16/94       12/29/89                                         1.68%
 With Sales Charge
   Return Before Taxes...................                              5.69%  1.90%  5.53%  4.09%  4.54%
   Return After Taxes on Distributions...                              5.68%  1.90%  5.53%  4.07%  4.53%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.58%  2.33%  5.25%  4.02%  4.47%
 Without Sales Charge
   Return Before Taxes...................                              5.69%  6.90%  6.42%  4.42%  4.54%
   Return After Taxes on Distributions...                              5.68%  6.90%  6.42%  4.41%  4.53%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.58%  5.58%  6.01%  4.30%  4.47%
West Virginia Municipal Bond (1) (2)
 (43)....................................   01/20/97       12/31/83                                         1.87%
 With Sales Charge
   Return Before Taxes...................                              5.95%  2.08%  5.72%  4.12%  4.61%
   Return After Taxes on Distributions...                              5.95%  2.08%  5.72%  4.11%  4.60%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.55%  2.55%  5.45%  4.06%  4.36%
 Without Sales Charge
   Return Before Taxes...................                              5.95%  7.08%  6.60%  4.46%  4.61%
   Return After Taxes on Distributions...                              5.95%  7.08%  6.60%  4.45%  4.60%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.55%  5.80%  6.21%  4.35%  4.36%
Arizona Municipal Bond (1) (2) (43)......   01/20/97       11/30/79                                         1.68%
 With Sales Charge
   Return Before Taxes...................                              5.74%  2.09%  5.68%  4.10%  3.92%
   Return After Taxes on Distributions...                              5.71%  2.09%  5.67%  4.01%  3.85%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.33%  2.55%  5.40%  4.01%  3.66%
 Without Sales Charge
   Return Before Taxes...................                              5.74%  7.09%  6.56%  4.44%  3.92%
   Return After Taxes on Distributions...                              5.71%  7.09%  6.56%  4.35%  3.85%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.33%  5.80%  6.16%  4.29%  3.66%

                                CLASS B SHARES

Fixed Income Funds

                                            Inception    Performance                                       30-Day
                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------ ------ ------ ------- ---------
Treasury & Agency (1) (41)...............   01/20/97       04/30/88                                         1.50%
 With Sales Charge
   Return Before Taxes...................                              6.29%  4.45%  7.33%  6.02%  5.73%
   Return After Taxes on Distributions...                              5.44%  3.23%  5.67%  4.18%  4.44%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.02%  2.81%  5.22%  3.99%  4.15%
 Without Sales Charge
   Return Before Taxes...................                              6.29%  7.45%  7.90%  6.02%  5.73%
   Return After Taxes on Distributions...                              5.44%  6.23%  6.27%  4.18%  4.44%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.02%  4.76%  5.73%  3.99%  4.15%
Income Bond (4) (25) (44)................    5/31/95       03/05/93                                         3.80%
 With Sales Charge
   Return Before Taxes...................                              5.61%  4.19%  7.25%  5.30%  5.67%
   Return After Taxes on Distributions...                              3.20%  2.18%  5.08%  3.11%  3.27%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.24%  2.57%  4.83%  3.14%  3.30%
 Without Sales Charge
   Return Before Taxes...................                              5.61%  9.19%  8.11%  5.62%  5.67%
   Return After Taxes on Distributions...                              3.20%  7.18%  5.98%  3.46%  3.27%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.24%  5.82%  5.59%  3.44%  3.30%
Intermediate Bond (5) (23) (43)..........   09/23/96       12/31/83                                         3.65%
 With Sales Charge
   Return Before Taxes...................                              7.38%  2.85%  7.48%  5.88%  5.68%
   Return After Taxes on Distributions...                              5.93%  0.97%  5.35%  3.76%  3.45%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.65%  1.72%  5.05%  3.67%  3.42%
 Without Sales Charge
   Return Before Taxes...................                              7.38%  7.85%  8.34%  6.19%  5.68%
   Return After Taxes on Distributions...                              5.93%  5.97%  6.24%  4.10%  3.45%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.65%  4.97%  5.82%  3.96%  3.42%
Bond (5) (24) (43).......................   08/26/96       12/31/83                                         3.86%
 With Sales Charge
   Return Before Taxes...................                              8.37%  3.53%  8.40%  6.24%  6.37%
   Return After Taxes on Distributions...                              6.76%  1.60%  6.14%  4.00%  3.91%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.46%  2.18%  5.77%  3.91%  3.86%
 Without Sales Charge
   Return Before Taxes...................                              8.37%  8.53%  9.25%  6.55%  6.37%
   Return After Taxes on Distributions...                              6.76%  6.60%  7.02%  4.34%  3.91%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.46%  2.18%  5.77%  3.91%  3.86%
Short-Term Municipal Bond (28)...........   05/04/98       05/04/98                                         1.39%
 With Sales Charge
   Return Before Taxes...................                              3.75%  1.04%  4.02%  3.66%    NA
   Return After Taxes on Distributions...                              3.74%  1.02%  4.01%  3.66%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.61%  1.41%  3.84%  3.54%    NA
 Without Sales Charge
   Return Before Taxes...................                              3.75%  4.04%  4.63%  3.66%    NA
   Return After Taxes on Distributions...                              3.74%  4.02%  4.62%  3.66%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.61%  3.36%  4.37%  3.54%    NA

                                CLASS B SHARES

Fixed Income Funds

                                       Inception    Performance                                        30-Day
                                     Date of Class Inception Date  Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------ ------ ------ ------- ---------
Tax-Free Bond (6) (30) (43).........   04/04/95       03/01/88                                          2.45%
 With Sales Charge
   Return Before Taxes..............                               6.61%  2.92%  6.47%  4.55%  5.35%
   Return After Taxes on
    Distributions...................                               6.26%  2.92%  6.47%  4.53%  4.98%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.19%  3.21%  6.12%  4.44%  4.93%
 Without Sales Charge
   Return Before Taxes..............                               6.61%  7.92%  7.34%  4.88%  5.35%
   Return After Taxes on
    Distributions...................                               6.26%  7.92%  7.34%  4.87%  4.98%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.19%  6.46%  6.87%  4.72%  4.93%
Michigan Municipal Bond (34) (44)...   09/23/96       02/01/93                                          2.05%
 With Sales Charge
   Return Before Taxes..............                               4.94%  2.64%  6.27%  4.16%  4.68%
   Return After Taxes on
    Distributions...................                               4.93%  2.64%  6.27%  4.15%  4.67%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.83%  2.96%  5.93%  4.11%  4.60%
 Without Sales Charge
   Return Before Taxes..............                               4.94%  7.64%  7.14%  4.50%  4.68%
   Return After Taxes on
    Distributions...................                               4.93%  7.64%  7.14%  4.49%  4.67%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.83%  6.21%  6.68%  4.40%  4.60%
High Yield Bond.....................   11/13/98       11/13/98                                          6.81%
 With Sales Charge
   Return Before Taxes..............                               3.13% 12.90%  3.98%    NA     NA
   Return After Taxes on
    Distributions...................                              -0.21%  9.34%  0.54%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               0.54%  7.95%  1.21%    NA     NA
 Without Sales Charge
   Return Before Taxes..............                               3.44% 17.90%  4.80%    NA     NA
   Return After Taxes on
    Distributions...................                               0.13% 14.34%  1.41%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               0.83% 11.20%  1.94%    NA     NA

                                CLASS B SHARES

Equity Funds

Average Annual Total Returns as of 06/30/03

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Mid Cap Value (7)(43)...............   01/14/94       03/02/89                                             NA
 With Sales Charge
   Return Before Taxes..............                               9.77% -11.82%   5.27%  3.82%  10.17%
   Return After Taxes on
    Distributions...................                               7.42% -12.84%   3.56%  1.57%   7.38%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.33%  -7.02%   3.78%  2.24%   7.39%
 Without Sales Charge
   Return Before Taxes..............                               9.77%  -7.45%   6.16%  4.09%  10.17%
   Return After Taxes on
    Distributions...................                               7.42%  -8.46%   4.47%  1.86%   7.38%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.33%  -4.18%   4.55%  2.48%   7.39%
Equity Income (8)(43)...............   01/14/94       07/02/87                                             NA
 With Sales Charge
   Return Before Taxes..............                               7.80%  -8.65%  -4.72% -2.66%   7.92%
   Return After Taxes on
    Distributions...................                               6.28%  -9.51%  -6.25% -4.12%   6.27%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.22%  -5.18%  -4.30% -2.56%   6.32%
 Without Sales Charge
   Return Before Taxes..............                               7.80%  -4.05%  -3.95% -2.39%   7.92%
   Return After Taxes on
    Distributions...................                               6.28%  -4.91%  -5.45% -3.83%   6.27%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.22%  -2.19%  -3.65% -2.33%   6.32%
Equity Index (9)(43)................   01/14/94       07/02/91                                             NA
 With Sales Charge
   Return Before Taxes..............                               9.20%  -5.94% -13.21% -3.23%   8.72%
   Return After Taxes on
    Distributions...................                               8.43%  -6.06% -13.26% -3.48%   8.01%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.76%  -3.84% -11.00% -2.78%   7.33%
 Without Sales Charge
   Return Before Taxes..............                               9.20%  -1.02% -12.33% -2.86%   8.72%
   Return After Taxes on
    Distributions...................                               8.43%  -1.14% -12.38% -3.11%   8.01%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.76%  -0.63% -10.28% -2.47%   7.33%
Large Cap Value (10)(43)............   01/14/94       03/01/91                                             NA
 With Sales Charge
   Return Before Taxes..............                               6.79% -10.09%  -7.98% -3.02%   6.31%
   Return After Taxes on
    Distributions...................                               5.03% -10.13%  -8.28% -3.93%   4.40%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.97%  -6.56%  -6.78% -2.79%   4.45%
 Without Sales Charge
   Return Before Taxes..............                               6.79%  -5.36%  -7.07% -2.70%   6.31%
   Return After Taxes on
    Distributions...................                               5.03%  -5.40%  -7.37% -3.60%   4.40%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.97%  -6.56%  -6.78% -2.79%   4.45%
Mid Cap Growth (11)(43).............   01/14/94       03/02/89                                             NA
 With Sales Charge
   Return Before Taxes..............                              12.35%  -6.10% -11.55%  3.78%  10.86%
   Return After Taxes on
    Distributions...................                               9.52%  -6.10% -12.72%  1.36%   7.38%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.46%  -3.96%  -9.82%  2.40%   7.59%
 Without Sales Charge
   Return Before Taxes..............                              12.35%  -1.15% -10.79%  4.04%  10.86%
   Return After Taxes on
    Distributions...................                               9.52%  -1.15% -11.94%  1.65%   7.38%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.46%  -0.75%  -9.20%  2.64%   7.59%

                                CLASS B SHARES

Equity Funds

                                            Inception    Performance                                         30-Day
                                          Date of Class Inception Date Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------  ------  ------ ------- ---------
International Equity Index (3)(12)(44)...   01/14/94       10/28/92                                             NA
 With Sales Charge
   Return Before Taxes...................                              3.70% -11.75% -16.23% -5.18%  2.30%
   Return After Taxes on Distributions...                              3.23% -11.75% -16.29% -5.59%  1.80%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.02%  -7.64% -13.41% -4.42%  1.77%
 Without Sales Charge
   Return Before Taxes...................                              3.70%  -7.11% -15.38% -4.83%  2.30%
   Return After Taxes on Distributions...                              3.23%  -7.11% -15.43% -5.23%  1.80%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.02%  -4.62% -12.74% -4.13%  1.77%
Balanced (13)(44)........................   01/14/94       04/02/93                                           0.40%
 With Sales Charge
   Return Before Taxes...................                              6.73%  -1.91%  -4.89%  0.35%  6.79%
   Return After Taxes on Distributions...                              5.06%  -2.45%  -5.46% -0.80%  5.11%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.92%  -1.23%  -4.45% -0.26%  4.96%
 Without Sales Charge
   Return Before Taxes...................                              6.73%   3.09%  -3.96%  0.68%  6.79%
   Return After Taxes on Distributions...                              5.06%   2.55%  -4.52% -0.45%  5.11%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.92%   2.02%  -3.67%  0.03%  4.96%
Large Cap Growth (14)(43)................   01/14/94       02/28/92                                             NA
 With Sales Charge
   Return Before Taxes...................                              6.59%  -3.22% -22.61% -7.31%  6.42%
   Return After Taxes on Distributions...                              5.30%  -3.22% -22.80% -8.40%  5.07%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.49%  -2.10% -18.30% -5.98%  5.35%
 Without Sales Charge
   Return Before Taxes...................                              6.59%   1.78% -21.85% -7.02%  6.42%
   Return After Taxes on Distributions...                              5.30%   1.78% -22.03% -8.11%  5.07%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.49%   1.15% -17.72% -5.75%  5.35%
Small Cap Growth (15)(43)................   09/12/94       07/01/91                                             NA
 With Sales Charge
   Return Before Taxes...................                              8.85%  -9.66% -10.02% -1.04%  6.25%
   Return After Taxes on Distributions...                              6.70%  -9.66% -11.09% -2.75%  3.84%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.69%  -6.28%  -8.75% -1.55%  4.16%
 Without Sales Charge
   Return Before Taxes...................                              8.85%  -4.90%  -9.21% -0.75%  6.25%
   Return After Taxes on Distributions...                              6.70%  -4.90% -10.26% -2.44%  3.84%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.69%  -3.19%  -8.08% -1.30%  4.16%
Diversified Equity (16)(43)..............   09/09/94       12/29/89                                             NA
 With Sales Charge
   Return Before Taxes...................                              9.19%  -6.98% -12.74% -3.47%  7.28%
   Return After Taxes on Distributions...                              7.08%  -6.98% -12.86% -4.14%  4.85%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.91%  -4.54% -10.59% -3.07%  4.93%
 Without Sales Charge
   Return Before Taxes...................                              9.19%  -2.08% -11.87% -3.13%  7.28%
   Return After Taxes on Distributions...                              7.08%  -2.08% -11.98% -3.79%  4.85%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.91%  -1.35%  -9.88% -2.78%  4.93%

                                CLASS B SHARES

Equity Funds

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Small Cap Value (4) (5) (17) (43)...   01/27/95       06/30/72                                             NA
 With Sales Charge
   Return Before Taxes..............                               8.79% -12.70%  13.59%  4.04%  9.71%
   Return After Taxes on
    Distributions...................                               8.40% -13.90%  12.39%  3.22%  8.47%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.01%  -7.68%  11.20%  3.09%  7.91%
 Without Sales Charge
   Return Before Taxes..............                               8.79%  -8.39%  14.36%  4.38%  9.71%
   Return After Taxes on
    Distributions...................                               8.40%  -9.58%  13.17%  3.57%  8.47%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.01%  -4.88%  11.88%  3.39%  7.91%
Diversified Mid Cap (5) (18) (43)...   09/23/96       12/31/83                                             NA
 With Sales Charge
   Return Before Taxes..............                              10.88%  -8.93%  -3.46%  1.37%  8.78%
   Return After Taxes on
    Distributions...................                               8.73%  -8.93%  -7.82% -2.70%  4.90%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.05%  -5.80%  -4.18%  0.02%  6.08%
 Without Sales Charge
   Return Before Taxes..............                              10.88%  -4.13%  -2.97%  1.51%  8.78%
   Return After Taxes on
    Distributions...................                               8.73%  -4.13%  -7.28% -2.53%  4.90%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.05%  -2.69%  -3.76%  0.15%  6.08%
Diversified International (3) (5)
 (19)...............................   08/26/96       04/30/86                                             NA
 With Sales Charge
   Return Before Taxes..............                               4.81% -12.45% -15.70% -4.37%  2.62%
   Return After Taxes on
    Distributions...................                               4.69% -12.45% -15.89% -4.58%  2.41%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.23%  -8.09% -13.01% -3.69%  2.18%
 Without Sales Charge
   Return Before Taxes..............                               4.81%  -7.84% -14.86% -4.00%  2.62%
   Return After Taxes on
    Distributions...................                               4.69%  -7.84% -15.05% -4.20%  2.41%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.23%  -5.10% -12.34% -3.39%  2.18%
Market Expansion Index (20).........   07/31/98       07/31/98                                             NA
 With Sales Charge
   Return Before Taxes..............                               5.58%  -8.18%  -0.51%    NA     NA
   Return After Taxes on
    Distributions...................                               3.54%  -8.23%  -1.36%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.08%  -5.29%  -0.71%    NA     NA
 Without Sales Charge
   Return Before Taxes..............                               5.85%  -3.36%   0.40%    NA     NA
   Return After Taxes on
    Distributions...................                               3.84%  -3.41%  -0.44%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.33%  -2.15%   0.06%    NA     NA
Health Sciences.....................   03/23/01       03/23/01                                             NA
 With Sales Charge
   Return Before Taxes..............                              -1.05%   9.63%     NA     NA     NA
   Return After Taxes on
    Distributions...................                              -1.11%   9.63%     NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -0.93%   6.26%     NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                               0.28%  14.63%     NA     NA     NA
   Return After Taxes on
    Distributions...................                               0.22%  14.63%     NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               0.20%   9.51%     NA     NA     NA

                                CLASS B SHARES

Equity Funds

                                       Inception    Performance                                         30-Day
                                     Date of Class Inception Date  Life   1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ------  ------ ------ ------ ------- ---------
Technology..........................   07/28/00       07/28/00                                            NA
 With Sales Charge
   Return Before Taxes..............                              -29.96% -1.30%   NA     NA     NA
   Return After Taxes on
    Distributions...................                              -29.96% -1.30%   NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -23.90% -0.84%   NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                              -29.23%  3.70%   NA     NA     NA
   Return After Taxes on
    Distributions...................                              -29.23%  3.70%   NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -23.36%  2.41%   NA     NA     NA
Market Neutral (45).................   05/24/03       05/24/03                                            NA
 With Sales Charge
   Return Before Taxes..............                               -4.60%    NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                               -4.60%    NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               -2.99%    NA    NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                                0.40%    NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                                0.40%    NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                0.26%    NA    NA     NA     NA
Real Estate (46)....................         NA             NA                                            NA
 With Sales Charge
   Return Before Taxes..............                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                  NA     NA    NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                  NA     NA    NA     NA     NA

                                CLASS B SHARES

Fund of Funds

Average Annual Total Returns as of 6/30/03


                                       Inception    Performance                                       30-Day
                                     Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------ ------ ------ ------- ---------
Investor Conservative Growth........   12/10/96       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              4.86%  0.09%  1.00%  2.72%   NA
   Return After Taxes on
    Distributions...................                              3.31% -0.98% -0.46%  1.17%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.25% -0.02%  0.02%  1.42%   NA
 Without Sales Charge
   Return Before Taxes..............                              4.86%  5.09%  1.91%  3.05%   NA
   Return After Taxes on
    Distributions...................                              3.31%  4.02%  0.47%  1.53%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.25%  3.23%  0.80%  1.72%   NA
Investor Balanced...................   12/10/96       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              5.21% -1.44% -2.30%  1.83%   NA
   Return After Taxes on
    Distributions...................                              3.78% -2.22% -3.56%  0.41%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.69% -1.00% -2.58%  0.81%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.21%  3.56% -1.42%  2.16%   NA
   Return After Taxes on
    Distributions...................                              3.78%  2.78% -2.65%  0.76%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.69%  2.25% -1.83%  1.10%   NA
Investor Growth & Income............   12/10/96       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              5.09% -4.15% -5.54%  0.59%   NA
   Return After Taxes on
    Distributions...................                              3.91% -4.51% -6.53% -0.61%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.82% -2.72% -5.06% -0.04%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.09%  0.84% -4.68%  0.92%   NA
   Return After Taxes on
    Distributions...................                              3.91%  0.48% -5.65% -0.26%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.82%  0.52% -4.34%  0.25%   NA
Investor Growth.....................   12/10/96       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              5.04% -7.14% -8.61% -0.54%   NA
   Return After Taxes on
    Distributions...................                              4.02% -7.15% -9.41% -1.62%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.98% -4.64% -7.39% -0.82%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.04% -2.26% -7.78% -0.22%   NA
   Return After Taxes on
    Distributions...................                              4.02% -2.26% -8.56% -1.28%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.98% -1.47% -6.70% -0.54%   NA

                                CLASS C SHARES

Fixed Income Funds

Average Annual Total Returns as of 6/30/03

                                       Inception    Performance                                       30-Day
                                     Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------ ------ ------ ------- ---------
Municipal Income (2) (31)...........   11/04/97       02/09/93                                         2.92%
 With Sales Charge
   Return Before Taxes..............                              4.79%  4.46%  6.05%  3.92%  4.71%
   Return After Taxes on
    Distributions...................                              4.78%  4.46%  6.05%  3.92%  4.70%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.81%  4.12%  5.74%  3.91%  4.73%
 Without Sales Charge
   Return Before Taxes..............                              4.79%  5.46%  6.05%  3.92%  4.71%
   Return After Taxes on
    Distributions...................                              4.78%  5.46%  6.05%  3.92%  4.70%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.81%  4.77%  5.74%  3.91%  4.73%
Intermediate Bond (5) (23)..........   03/22/99       12/31/83                                         3.65%
 With Sales Charge
   Return Before Taxes..............                              7.39%  6.85%  8.31%  6.20%  5.72%
   Return After Taxes on
    Distributions...................                              5.88%  4.97%  6.21%  4.05%  3.37%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.62%  4.32%  5.79%  3.93%  3.37%
 Without Sales Charge
   Return Before Taxes..............                              7.39%  7.85%  8.31%  6.20%  5.72%
   Return After Taxes on
    Distributions...................                              5.88%  5.97%  6.21%  4.05%  3.37%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.62%  4.97%  5.79%  3.93%  3.37%
Government Bond (26)................   03/22/99       02/08/93                                         3.52%
 With Sales Charge
   Return Before Taxes..............                              5.77%  7.54%  8.78%  6.09%  5.68%
   Return After Taxes on
    Distributions...................                              3.48%  5.81%  6.80%  4.03%  3.38%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.45%  4.78%  6.27%  3.89%  3.36%
 Without Sales Charge
   Return Before Taxes..............                              5.77%  8.54%  8.78%  6.09%  5.68%
   Return After Taxes on
    Distributions...................                              3.48%  6.81%  6.80%  4.03%  3.38%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.45%  5.43%  6.27%  3.89%  3.36%
High Yield Bond (27)................   03/22/99       11/13/98                                         6.81%
 With Sales Charge
   Return Before Taxes..............                              3.45% 16.88%  4.84%    NA     NA
   Return After Taxes on
    Distributions...................                              0.14% 13.32%  1.45%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              0.84% 10.54%  1.97%    NA     NA
 Without Sales Charge
   Return Before Taxes..............                              3.45% 17.88%  4.84%    NA     NA
   Return After Taxes on
    Distributions...................                              0.14% 14.32%  1.45%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              0.84% 11.19%  1.97%    NA     NA
Income Bond (25)....................   05/30/00       03/05/93                                         3.80%
 With Sales Charge
   Return Before Taxes..............                              5.60%  8.22%  8.10%  5.67%  5.66%
   Return After Taxes on
    Distributions...................                              2.98%  6.20%  5.95%  3.35%  3.04%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.09%  5.19%  5.58%  3.37%  3.14%
 Without Sales Charge
   Return Before Taxes..............                              5.60%  9.22%  8.10%  5.67%  5.66%
   Return After Taxes on
    Distributions...................                              2.98%  7.20%  5.95%  3.35%  3.04%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.09%  5.84%  5.58%  3.37%  3.14%

                                CLASS C SHARES

Fixed Income Funds

                                       Inception    Performance                                       30-Day
                                     Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------ ------ ------ ------- ---------
Bond (5) (24).......................   03/22/99       12/31/83                                         3.86%
 With Sales Charge
   Return Before Taxes..............                              8.40%  7.59%  9.22%  6.66%  6.44%
   Return After Taxes on
    Distributions...................                              6.73%  5.67%  7.00%  4.39%  3.85%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.44%  4.82%  6.51%  4.25%  3.83%
 Without Sales Charge
   Return Before Taxes..............                              8.40%  8.59%  9.22%  6.66%  6.44%
   Return After Taxes on
    Distributions...................                              6.73%  6.67%  7.00%  4.39%  3.85%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.44%  5.47%  6.51%  4.25%  3.83%
Ultra Short-Term Bond (21)..........   11/01/01       02/02/93                                         1.52%
   Return Before Taxes..............                              4.26%  2.39%  4.46%  4.30%  4.26%
   Return After Taxes on
    Distributions...................                              2.21%  1.57%  2.83%  2.39%  2.20%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              2.32%  1.50%  2.78%  2.46%  2.32%
Short-Term Bond (22)................   11/01/01       09/04/90                                         1.18%
   Return Before Taxes..............                              5.58%  4.43%  5.95%  5.03%  4.69%
   Return After Taxes on
    Distributions...................                              3.36%  3.22%  4.14%  3.02%  2.47%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.39%  2.80%  3.95%  3.02%  2.58%
Short-Term Municipal Bond (28)......   11/01/01       05/04/98                                         1.39%
   Return Before Taxes..............                              3.75%  4.02%  4.64%  3.67%    NA
   Return After Taxes on
    Distributions...................                              3.74%  4.00%  4.63%  3.66%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.62%  3.34%  4.37%  3.55%    NA

                                CLASS C SHARES

Equity Funds

Average Annual Total Returns as of 6/30/03

                                       Inception    Performance                                         30-Day
                                     Date of Class Inception Date  Life  1 Year 3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------ ------  ------ ------- ---------
Mid Cap Value (7)...................   03/22/99       03/02/89                                            NA
 With Sales Charge
   Return Before Taxes..............                               9.72% -8.25%   6.20%  4.16%  10.11%
   Return After Taxes on
    Distributions...................                               7.23% -9.27%   4.50%  1.86%   7.12%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.18% -4.70%   4.58%  2.50%   7.18%
 Without Sales Charge
   Return Before Taxes..............                               9.72% -7.38%   6.20%  4.16%  10.11%
   Return After Taxes on
    Distributions...................                               7.23% -8.39%   4.50%  1.86%   7.12%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.18% -4.13%   4.58%  2.50%   7.18%
Equity Income (8)...................   11/04/97       07/02/87                                            NA
 With Sales Charge
   Return Before Taxes..............                               7.74% -4.94%  -3.98% -2.37%   7.82%
   Return After Taxes on
    Distributions...................                               6.13% -5.81%  -5.49% -3.81%   6.03%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.09% -2.77%  -3.68% -2.32%   6.12%
 Without Sales Charge
   Return Before Taxes..............                               7.74% -4.02%  -3.98% -2.37%   7.82%
   Return After Taxes on
    Distributions...................                               6.13% -4.89%  -5.49% -3.81%   6.03%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.09% -2.17%  -3.68% -2.32%   6.12%
Equity Index (9)....................   11/04/97       07/02/91                                            NA
 With Sales Charge
   Return Before Taxes..............                               9.12% -2.03% -12.34% -2.83%   8.60%
   Return After Taxes on
    Distributions...................                               8.24% -2.16% -12.39% -3.09%   7.76%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.60% -1.29% -10.29% -2.45%   7.12%
 Without Sales Charge
   Return Before Taxes..............                               9.12% -1.05% -12.34% -2.83%   8.60%
   Return After Taxes on
    Distributions...................                               8.24% -1.17% -12.39% -3.09%   7.76%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.60% -0.65% -10.29% -2.45%   7.12%
Large Cap Value (10)................   03/22/99       03/01/91                                            NA
 With Sales Charge
   Return Before Taxes..............                               6.63% -6.27%  -7.05% -2.72%   6.12%
   Return After Taxes on
    Distributions...................                               4.72% -6.32%  -7.35% -3.67%   4.02%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.73% -4.08%  -6.02% -2.57%   4.15%
 Without Sales Charge
   Return Before Taxes..............                               6.63% -5.33%  -7.05% -2.72%   6.12%
   Return After Taxes on
    Distributions...................                               4.72% -5.38%  -7.35% -3.67%   4.02%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.73% -3.46%  -6.02% -2.57%   4.15%
Mid Cap Growth (11).................   11/04/97       03/02/89                                            NA
 With Sales Charge
   Return Before Taxes..............                              12.35% -2.16% -10.79%  4.18%  10.87%
   Return After Taxes on
    Distributions...................                               9.56% -2.16% -11.87%  1.92%   7.46%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.48% -1.41%  -9.19%  2.80%   7.62%
 Without Sales Charge
   Return Before Taxes..............                              12.35% -1.18% -10.79%  4.18%  10.87%
   Return After Taxes on
    Distributions...................                               9.56% -1.18% -11.87%  1.92%   7.46%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.48% -0.76%  -9.19%  2.80%   7.62%

                                CLASS C SHARES

Equity Funds

                                       Inception    Performance                                        30-Day
                                     Date of Class Inception Date Life  1 Year 3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------ ------  ------ ------- ---------
International Equity Index (3) (12).   11/04/97       10/28/92                                            NA
 With Sales Charge
   Return Before Taxes..............                              3.78% -8.01% -15.36% -4.72%  2.37%
   Return After Taxes on
    Distributions...................                              3.26% -8.01% -15.43% -5.15%  1.82%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.06% -5.20% -12.72% -4.06%  1.81%
 Without Sales Charge
   Return Before Taxes..............                              3.78% -7.08% -15.36% -4.72%  2.37%
   Return After Taxes on
    Distributions...................                              3.26% -7.08% -15.43% -5.15%  1.82%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.06% -4.60% -12.72% -4.06%  1.81%
Balanced (13).......................   05/30/00       04/02/93                                          0.40%
 With Sales Charge
   Return Before Taxes..............                              6.62%  2.03%  -3.96%  0.68%  6.68%
   Return After Taxes on
    Distributions...................                              4.72%  1.48%  -4.53% -0.62%  4.76%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.66%  1.33%  -3.67% -0.07%  4.70%
 Without Sales Charge
   Return Before Taxes..............                              6.62%  3.03%  -3.96%  0.68%  6.68%
   Return After Taxes on
    Distributions...................                              4.72%  2.48%  -4.53% -0.62%  4.76%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.66%  1.98%  -3.67% -0.07%  4.70%
Large Cap Growth (14)...............   11/04/97       02/28/92                                            NA
 With Sales Charge
   Return Before Taxes..............                              6.46%  0.71% -21.85% -7.02%  6.30%
   Return After Taxes on
    Distributions...................                              5.06%  0.71% -22.04% -8.11%  4.83%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.30%  0.46% -17.72% -5.75%  5.17%
 Without Sales Charge
   Return Before Taxes..............                              6.46%  1.71% -21.85% -7.02%  6.30%
   Return After Taxes on
    Distributions...................                              5.06%  1.71% -22.04% -8.11%  4.83%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.30%  1.11% -17.72% -5.75%  5.17%
Small Cap Growth (15)...............   11/04/97       07/01/91                                            NA
 With Sales Charge
   Return Before Taxes..............                              8.79% -5.75%  -9.23% -0.72%  6.19%
   Return After Taxes on
    Distributions...................                              6.67% -5.75% -10.25% -2.37%  3.81%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.65% -3.74%  -8.08% -1.26%  4.12%
 Without Sales Charge
   Return Before Taxes..............                              8.79% -4.79%  -9.23% -0.72%  6.19%
   Return After Taxes on
    Distributions...................                              6.67% -4.79% -10.25% -2.37%  3.81%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.65% -3.12%  -8.08% -1.26%  4.12%
Diversified Equity (16).............   11/04/97       12/29/89                                            NA
 With Sales Charge
   Return Before Taxes..............                              9.18% -3.05% -11.86% -3.12%  7.27%
   Return After Taxes on
    Distributions...................                              7.03% -3.05% -11.98% -3.77%  4.78%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.86% -1.98%  -9.88% -2.77%  4.87%
 Without Sales Charge
   Return Before Taxes..............                              9.18% -2.07% -11.86% -3.12%  7.27%
   Return After Taxes on
    Distributions...................                              7.03% -2.07% -11.98% -3.77%  4.78%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.86% -1.34%  -9.88% -2.77%  4.87%

                                CLASS C SHARES

Equity Funds

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Small Cap Value (5) (17)............   03/22/99       06/30/72                                             NA
 With Sales Charge
   Return Before Taxes..............                               8.79%  -9.33%  14.38%  4.38%  9.69%
   Return After Taxes on
    Distributions...................                               8.39% -10.52%  13.15%  3.54%  8.44%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.00%  -5.49%  11.87%  3.37%  7.88%
 Without Sales Charge
   Return Before Taxes..............                               8.79%  -8.47%  14.38%  4.38%  9.69%
   Return After Taxes on
    Distributions...................                               8.39%  -9.66%  13.15%  3.54%  8.44%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.00%  -4.93%  11.87%  3.37%  7.88%
Diversified Mid Cap (18)............   03/22/99       12/31/83                                             NA
 With Sales Charge
   Return Before Taxes..............                              10.84%  -5.09%  -2.91%  1.52%  8.71%
   Return After Taxes on
    Distributions...................                               9.01%  -5.09%  -7.22% -2.47%  5.42%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.20%  -3.31%  -3.71%  0.18%  6.36%
 Without Sales Charge
   Return Before Taxes..............                              10.84%  -4.13%  -2.91%  1.52%  8.71%
   Return After Taxes on
    Distributions...................                               9.01%  -4.13%  -7.22% -2.47%  5.42%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               9.20%  -2.69%  -3.71%  0.18%  6.36%
Diversified International (3) (5)
 (19)...............................   03/22/99       04/30/86                                             NA
 With Sales Charge
   Return Before Taxes..............                               4.68%  -8.78% -14.87% -4.01%  2.38%
   Return After Taxes on
    Distributions...................                               4.51%  -8.78% -15.05% -4.25%  2.10%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.09%  -5.71% -12.34% -3.41%  1.94%
 Without Sales Charge
   Return Before Taxes..............                               4.68%  -7.86% -14.87% -4.01%  2.38%
   Return After Taxes on
    Distributions...................                               4.51%  -7.86% -15.05% -4.25%  2.10%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.09%  -5.11% -12.34% -3.41%  1.94%
Market Expansion Index (20).........   03/22/99       07/31/98                                             NA
 With Sales Charge
   Return Before Taxes..............                               5.52%  -4.40%   0.42%    NA     NA
   Return After Taxes on
    Distributions...................                               3.47%  -4.45%  -0.44%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.02%  -2.83%   0.07%    NA     NA
 Without Sales Charge
   Return Before Taxes..............                               5.52%  -3.44%   0.42%    NA     NA
   Return After Taxes on
    Distributions...................                               3.47%  -3.49%  -0.44%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.02%  -2.20%   0.07%    NA     NA
Health Sciences.....................   03/23/01       03/23/01                                             NA
 With Sales Charge
   Return Before Taxes..............                               0.28%  13.76%     NA     NA     NA
   Return After Taxes on
    Distributions...................                               0.22%  13.76%     NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               0.20%   8.94%     NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                               0.28%  14.76%     NA     NA     NA
   Return After Taxes on
    Distributions...................                               0.22%  14.76%     NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               0.20%   9.59%     NA     NA     NA

                                CLASS C SHARES

Equity Funds

                                       Inception    Performance                                         30-Day
                                     Date of Class Inception Date  Life   1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ------  ------ ------ ------ ------- ---------
Technology..........................   07/28/00       07/28/00                                            NA
 With Sales Charge
   Return Before Taxes..............                              -29.23%  2.41%   NA     NA     NA
   Return After Taxes on
    Distributions...................                              -29.23%  2.41%   NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -23.36%  1.57%   NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                              -29.23%  3.41%   NA     NA     NA
   Return After Taxes on
    Distributions...................                              -29.23%  3.41%   NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -23.36%  2.22%   NA     NA     NA
Market Neutral (45).................   05/24/03       05/24/03                                            NA
 With Sales Charge
   Return Before Taxes..............                               -0.60%    NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                               -0.60%    NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               -0.39%    NA    NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                                0.40%    NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                                0.40%    NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                0.26%    NA    NA     NA     NA
Real Estate (46)....................         NA             NA                                            NA
 With Sales Charge
   Return Before Taxes..............                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                  NA     NA    NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions...................                                  NA     NA    NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                  NA     NA    NA     NA     NA

                                CLASS C SHARES

Funds of Funds

Average Annual Total Returns as of 6/30/03

                                       Inception    Performance                                       30-Day
                                     Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------ ------ ------ ------- ---------
Investor Conservative Growth (36)...   07/01/97       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              4.84%  4.01%  1.92%  3.04%   NA
   Return After Taxes on
    Distributions...................                              3.28%  2.94%  0.48%  1.51%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.23%  2.53%  0.81%  1.70%   NA
 Without Sales Charge
   Return Before Taxes..............                              4.84%  5.01%  1.92%  3.04%   NA
   Return After Taxes on
    Distributions...................                              3.28%  3.94%  0.48%  1.51%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.23%  3.18%  0.81%  1.70%   NA
Investor Balanced (37)..............   07/01/97       12/10/96
 With Sales Charge
   Return Before Taxes..............                              5.19%  2.55% -1.42%  2.16%   NA
   Return After Taxes on
    Distributions...................                              3.74%  1.74% -2.68%  0.76%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.67%  1.59% -1.84%  1.10%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.19%  3.55% -1.42%  2.16%   NA
   Return After Taxes on
    Distributions...................                              3.74%  2.74% -2.68%  0.76%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.67%  2.24% -1.84%  1.10%   NA
Investor Growth & Income (38).......   07/01/97       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              5.09% -0.18% -4.69%  0.93%   NA
   Return After Taxes on
    Distributions...................                              3.89% -0.57% -5.68% -0.27%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.81% -0.14% -4.36%  0.25%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.09%  0.82% -4.69%  0.93%   NA
   Return After Taxes on
    Distributions...................                              3.89%  0.43% -5.68% -0.27%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.81%  0.51% -4.36%  0.25%   NA
Investor Growth (39)................   07/01/97       12/10/96                                          NA
 With Sales Charge
   Return Before Taxes..............                              5.02% -3.24% -7.79% -0.22%   NA
   Return After Taxes on
    Distributions...................                              3.99% -3.25% -8.58% -1.29%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.96% -2.11% -6.71% -0.54%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.02% -2.26% -7.79% -0.22%   NA
   Return After Taxes on
    Distributions...................                              3.99% -2.27% -8.58% -1.29%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.96% -1.47% -6.71% -0.54%   NA

PERFORMANCE FOOTNOTES

 (1) The quoted performance of these funds ("MUTUAL FUNDS") advised by Banc One Investment Advisors includes performance of certain (8) collective trust fund ("COMMINGLED") accounts for periods dating back to 12/31/83 for the West Virginia Municipal Bond Fund, 11/30/79 for the Arizona Municipal Bond, Fund and 4/30/88 for the Treasury & Agency Fund. Prior to the Mutual Funds' commencement of operations on 1/20/97, the Commingled accounts were adjusted to reflect the expenses associated with the Mutual Funds. The Commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

 (2) A portion of the income may be subject to the federal alternative minimum tax.

 (3) Foreign investing involves a greater degree of risk and volatility.

 (4) Prior to September 21, 1996, the predecessor of the Small Cap Value Fund and the Income Bond Fund had no operating history. Except as noted below, performance for periods prior to such date is represented by the performance of Prairie Special Opportunity and Prairie Intermediate Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the predecessors of the Small Cap Value Fund and the Income Bond Fund.

 (5) Performance of the predecessor to the Small Cap Value Fund for periods prior to January 27, 1995 is represented by performance of a common trust fund managed by First National Bank of Chicago before the effective date of the registration statement of the Fund. Performance of the predecessor to the Diversified Mid Cap Fund (6/1/91), the Diversified International Fund (12/3/94), the Intermediate Bond Fund (6/1/91), and the Bond Fund (6/1/91) for periods prior to the dates shown here (inception of the Funds under 1940 Act) is represented by performance of certain common trust funds managed by NBD before the effective date of the registration statement of these Funds. The common trust funds were not registered under the 1940 Act and were not subject to certain restrictions that are imposed by the 1940 Act and Sub-Chapter M of the Code. If the common trust funds had been registered under the 1940 Act, performance may have been adversely affected. The common trust funds did not charge any expenses. Performance of the common trust funds (other than the common trust fund that is the predecessor to the Diversified International Fund) has been restated to reflect the maximum operating expenses charged (absent waivers and expense reimbursements) by the predecessor Prairie Fund upon its inception on January 27, 1995 in the case of the Small Cap Value Fund or by the other Funds upon their inception, as the case may be. Performance of the common trust fund that is the predecessor to the Diversified International Fund has been restated to reflect actual operating expenses charged after waivers and expense reimbursements.

 (6) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the predecessor of the Tax-Free Bond Fund.

 (7) Mid Cap Value Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

 (8) Equity Income Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

 (9) Equity Index Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(10) Large Cap Value Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(11) Mid Cap Growth Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(12) International Equity Index Fund. For periods prior to the commencement of operations of Class A shares on April 23, 1993, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(13) Balanced Fund. For periods prior to the commencement of operations of Class B shares on January 14, 1994, and Class C shares on May 30, 2000, Class B and C performance is based on Class A, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(14) Large Cap Growth Fund. For periods prior to the commencement of operations of Class A shares on February 22, 1994, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(15) Small Cap Growth Fund. The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on the performance of Class A, the original class offered, unadjusted for differences in expenses between classes. For periods prior to the commencement of operations of Class B shares on September 12, 1994, and Class C shares on November 4, 1997, Class B and C performance is based on Class A, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(16) Diversified Equity Fund. The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A, the original class offered, unadjusted for differences in expenses between classes. For periods prior to the commencement of operations of Class B shares on September 9, 1994, and Class C shares on November 4, 1997, Class B and C performance is based on Class A, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(17) Small Cap Value Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. For periods prior to the commencement of operations of Class I, Class A and Class B shares on January 27, 1995, performance is based on the common trust fund performance from June 30, 1972 to January 26, 1995, adjusted to reflect expenses. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B performance, the original class offered. Class B and C prior performance has been adjusted to reflect differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(18) Diversified Mid Cap Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class B shares on September 23, 1996 and Class C shares on March 22, 1999, Class A, B, and C performance is based on Class I, the original class offered. Class A, B and C prior class performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(19) Diversified International Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on December 3, 1994, Class B shares on August 26, 1996, and Class C shares on March 22, 1999, Class A,
     B and C performance is based on Class I, the original class offered. Class A, B and C prior class performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(20) Market Expansion Index Fund. One Group Market Expansion Index Fund consolidated with the Pegasus Market Expansion Index Fund on March 22, 1999. For financial reporting purposes, the Pegasus Market Expansion Index Fund was considered the accounting survivor. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B, the original class offered.

(21) Ultra Short-Term Bond Fund. For periods prior to the commencement of operations of Class A shares on March 10, 1993, Class B shares on January 14, 1994, and Class C shares on November 1, 2001, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes. There is no CDSC on Class C shares of the Fund.

(22) Short-Term Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 1, 2001, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes. There is no CDSC on Class C shares of the Fund.

(23) Intermediate Bond Fund. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class B shares on September 23, 1996, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(24) Bond Fund. The performance information for One Group Bond Fund includes the performance of a common trust fund, to the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class B shares on August 26, 1996, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(25) Income Bond Fund. One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund. On December 2, 1994, the Fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered class B shares on May 31, 1995. For periods prior to the re-offering of Class B shares on May 31, 1995, and periods prior to the commencement of operations of Class C shares on May 30, 2000, Class B and C performance is based on the performance of Class I, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(26) Government Bond Fund. For periods prior to the commencement of operations of Class A shares on March 5, 1993, Class B shares on January 14, 1994, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(27) High Yield Bond Fund. Prior to the commencement of operations of Class C shares on March 22, 1999, the performance of Class C is based on Class B, the original class offered. Class B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class C reflects differences in sales charges between classes.

(28) Short-Term Municipal Bond Fund. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999. For the periods prior to the commencement of operations on November 1, 2001, Class C performance is based on Class I, the original class offered. Class C prior performance has been adjusted to reflect the differences in expenses. There is no CDSC on Class C shares of the Fund.

(29) Intermediate Tax-Free Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, and Class B shares on January 14, 1994, Class A and B performance is based on Class I, the original class offered. Class A and B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes.

(30) Tax-Free Bond Fund. The performance data includes the performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with One Group Tax-Free Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class I shares on February 1, 1995, Class I performance is based on Class A, the original class offered, adjusted for differences in sales charges but not expenses. For periods prior to the commencement of operations of Class B shares on April 4, 1995, Class B performance is based on Class A, the original class offered. Class A prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A reflects differences in sales charges between classes.

(31) Municipal Income Fund. For periods prior to the commencement of operations of Class A shares on February 23, 1993, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and reflects differences in sales charges between classes.

(32) Kentucky Municipal Bond Fund. The performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with One Group Kentucky Municipal Bond Fund on January 20, 1995. For periods prior to the commencement of operations of Class A shares on January 20, 1995 and Class B shares on March 16, 1995, Class A and B performance is based on Class I, the original class offered. Class A and B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes.

(33) Louisiana Municipal Bond Fund. The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with One Group Louisiana Municipal Bond Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A, the original class offered, adjusted for differences in sales charges but not expenses. For periods prior to the commencement of operations of Class B shares on September 16, 1994, Class B performance is based on Class A, the original class offered. Class B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B reflects differences in sales charges between classes.

(34) Michigan Municipal Bond Fund. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with One Group Michigan Municipal Bond Fund on March 22, 1999. Prior to the commencement of operations of Class B shares on September 23, 1996, the performance for Class B is based on Class I, the original class offered. Class B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B reflects differences in sales charges between classes.

(35) Ohio Municipal Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, and Class B shares on January 14, 1994, Class A and B performance is based on Class I, the original class offered. Class A and B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes.

(36) Investor Conservative Growth Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(37) Investor Balanced Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(38) Investor Growth & Income Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(39) Investor Growth Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(40) Mortgage-Backed Securities Fund. The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

(41) Class B shares automatically convert to Class A shares after six years. Therefore, the performance in the "Life" and the "10 year" columns represents a combination of Class A and Class B operating expenses.

(42) Class B shares automatically convert to Class A shares after six years. Therefore, the performance in the "Life" column represents a combination of Class A and Class B operating expenses.

(43) Class B shares automatically convert to Class A shares after eight years. Therefore, the performance in the "Life" and the "10 year" columns represents a combination of Class A and Class B operating expenses.

(44) Class B shares automatically convert to Class A shares after eight years. Therefore, the performance in the "Life" column represents a combination of Class A and Class B operating expenses.

(45) Market Neutral Fund.  The Fund commenced operations on May 23, 2003.

(46) Real Estate Fund. As of June 30, 2003, the Fund had not commenced operations.

   The above quoted performance for the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, and the Treasury & Agency Fund, respectively, includes the performance for the Arizona Municipal Bond Investment Fund, the West Virginia Municipal Bond Investment Fund and the Treasury Only Government Based Investment Trust, common trust funds managed by Banc One Investment Advisors (collectively the "CIFs"). The quoted performance of these Funds include performance of the corresponding CIFs for periods dating back to December 31, 1983 for the West Virginia Municipal Bond Fund, November 30, 1979 for the Arizona Municipal Bond Fund and April 30, 1988 for the Treasury & Agency Fund. Because the management of the Funds is materially identical as the CIFs, the quoted performance of the Funds will include the performance of the CIFs for the periods prior to January 20, 1997, the effectiveness of the Trust's registration statement as it relates to the Funds. The quoted performance will be adjusted to reflect the deduction of estimated current fees of the Funds on a class by class basis absent any waivers. The CIFs were not registered under the 1940 Act, and therefore were not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act and the Code. If the CIFs had been so registered, their performance might have been adversely affected.

   ADDITIONAL INFORMATION REGARDING PERFORMANCE

   The performance of each class of a Fund may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices that may assume investment of dividends but do not reflect deductions for administrative and management costs. Further, the performance of each class of a Fund may be compared to other funds or to relevant indices that may calculate total return without reflecting sales charges; in which case, a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.

   THE MONEY MARKET FUNDS and INSTITUTIONAL MONEY MARKET FUNDS may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the BANK RATE MONITOR, and those of corporate and government security price indices of various durations prepared by Lehman Brothers, Solomon Brothers, Inc. and iMoney Net, Inc. (formerly known as the IBC/Donoghue organization). These indices are not managed for any investment goals.

   The Money Market Funds and Institutional Money Market Funds may also use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper, Inc. and iMoney Net, Inc.

   Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical database of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a database of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

   Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.
   15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The BOND BUYER is published daily and is an industry-accepted source for current municipal bond market information.

   Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

   Finally, the Money Market Funds and the Institutional Money Market Funds may include ratings of rating organizations (like Moody's, S&P, and Fitch) in advertising and other types of literature. The ratings of the Money Market Funds and the Institutional Money Market Funds as of November 1, 2003 were as follows:

      Moody's

                 Aaa U.S. Treasury Securities Money Market Fund
                 Aaa Treasury Only Money Market Fund
                 Aaa Institutional Prime Money Market Fund
                 Aaa Government Money Market Fund

      S&P

               AAAm-G Treasury Only Money Market Fund
               AAAm   U.S. Treasury Securities Money Market Fund
               AAAm   Institutional Prime Money Market Fund
               AAAm   Institutional Government Money Market Fund

      Fitch

                 AAA/V1+ Institutional Prime Money Market Fund

   The Equity, Bond and Municipal Bond Funds and the Funds of Funds may quote actual total return performance from time to time in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

   The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

   The Equity Funds, the Bond Funds, the Municipal Bond Funds and the Funds of Funds may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper, Inc.; they may also use indices, including those identified in the Prospectuses, such as the Standard & Poor's 400 Composite Stock Index, the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 600 Composite Stock Index, the Russell 2000, or the Morgan Stanley International European, Asian and Far East Gross Domestic Product Index for performance comparison. Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used.

   The Bond Funds, the Funds of Funds and the Balanced Fund may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

   The Bond Funds, the Funds of Funds and the Balanced Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

   The Bond Funds, the Funds of Funds and the Balanced Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.
   15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

Quarterly Portfolio Holdings Disclosure

   No sooner than thirty days after the end of each quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the preceding quarter except that portfolio holdings for the One Group Investor Funds will be available no sooner than ten days after the end of each quarter. You may view each Fund's schedule of portfolio holdings for the most recently completed quarter online at www.onegroup.com or request a hard copy at no charge by calling (800) 480-4111. In addition, each Money Market Fund and Institutional Money Market Fund will make available a complete schedule of its portfolio holdings upon request.

Miscellaneous

   The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

   As used in the Trust's Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

   The Trust is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

   The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

   The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

   As of January 28, 2004, Bank One Corporation, One Bank One Plaza, Chicago, Illinois 60670 (a Delaware Corporation), through Bank Subsidiaries, acting on behalf of their underlying accounts, held of record substantially all of the Class I Shares of the Trust, and possessed voting or investment power as follows:

                                                             Percent of
                                                             Beneficial
Fund                                                         Ownership
----                                                         ----------
Arizona Municipal Bond Fund.................................   96.25%
Balanced Fund...............................................   50.87%
Bond Fund...................................................   50.29%
Diversified Equity Fund.....................................   64.87%
Diversified International Fund..............................   69.03%
Diversified Mid Cap Fund....................................   72.48%
Equity Income Fund..........................................   72.97%
Equity Index Fund...........................................   47.37%
Government Bond Fund........................................   67.71%
Government Money Market Fund*...............................   19.91%
Health Sciences Fund........................................   10.62%
High Yield Bond Fund........................................   55.27%
Income Bond Fund............................................   72.76%
Institutional Prime Money Market Fund*......................    7.04%
Intermediate Bond Fund......................................   62.23%
Intermediate Tax-Free Bond Fund.............................   91.46%
International Equity Index Fund.............................   78.86%
Investor Balanced Fund......................................   60.04%
Investor Conservative Growth Fund*..........................    7.56%
Investor Growth Fund........................................   30.78%
Investor Growth and Income Fund*............................    8.72%
Kentucky Municipal Bond Fund................................   94.99%
Large Cap Growth Fund.......................................   57.70%
Large Cap Value Fund........................................   64.86%
Louisiana Municipal Bond Fund...............................   89.71%
Market Expansion Index Fund.................................   82.88%
Market Neutral Fund.........................................   52.04%
Michigan Municipal Bond Fund................................   97.29%
Michigan Municipal Money Market Fund........................   74.48%
Mid Cap Growth Fund.........................................   64.69%
Mid Cap Value Fund..........................................   74.70%
Mortgage-Backed Securities Fund.............................   47.35%
Municipal Income Fund.......................................   98.15%
Municipal Money Market Fund.................................   77.69%
Ohio Municipal Bond Fund....................................   88.31%
Ohio Municipal Money Market Fund............................   65.00%
Prime Money Market Fund.....................................   40.39%
Short-Term Bond Fund........................................   90.20%
Short-Term Municipal Bond Fund..............................   63.39%
Small Cap Growth Fund.......................................   76.73%
Small Cap Value Fund........................................   74.61%
Tax-Free Bond Fund..........................................   96.74%
Technology Fund.............................................   97.35%
Treasury & Agency Fund......................................   72.43%
Treasury Only Money Market Fund*............................   12.74%
Ultra Short-Term Bond Fund..................................   53.80%
US Government Securities Money Market Fund*.................   19.51%
US Treasury Securities Money Market Fund*...................    8.51%
West Virginia Municipal Bond Fund...........................   84.16%

                                                             Percent of
                                                             Beneficial
Fund                                                         Ownership
----                                                         ----------
Institutional Tax-Free Money Market (a).....................     NA
Institutional Prime Plus Money Market (a)...................     NA
Real Estate (a).............................................     NA

(a) As of June 30, 2003, the Fund had not commenced operations.

   As a result, Bank One Corporation may be deemed to be a "controlling person" of Class I Shares of each of the aforementioned Funds (other than the Funds marked with an asterisk) under the 1940 Act.

   In addition, as of January 30, 2004, the following persons were the owners of more than 5% of the outstanding Shares of the following class of Shares of the following Funds. Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such shareholders are "controlling persons" under the 1940
Act:

5% Shareholders as of January 28, 2004

                                                                   Percentage of  Type of
           Name and Address                    Fund/Class            Ownership   Ownership
           ----------------                    ----------            ---------   ---------
Pershing LLC.......................... Arizona Municipal Bond Fund    31.09%      Record
P.O. Box 2052                          Class A
Jersey City, NJ 07303-2052 *
(referred to as "Pershing")

A G Edwards & Sons Inc. FBO........... Arizona Municipal Bond Fund     9.37%      Record
Anne E. Bryant &                       Class A
Earl M Hardy Trustee
Acct 0255-269798
1 N Jefferson Ave
Saint Louis, MO 63103-2287

A G Edwards & Sons Inc. FBO........... Arizona Municipal Bond Fund     5.52%      Record
Lucky E Investments                    Class A
Limited Partnership
Acct 0255-128612
1 N Jefferson Ave
Saint Louis, MO 63103-2287

Merrill Lynch Pierce Fenner & Smith... Arizona Municipal Bond Fund    27.24%      Record
Inc. For the Sole Benefit of Customers Class B
4800 Deer Lake Dr East
Jacksonville, FL 32246-6484 *
(referred to as "Merrill Lynch")

Pershing.............................. Arizona Municipal Bond Fund    22.04%      Record
                                       Class B

Strafe & Co........................... Arizona Municipal Bond Fund    99.83%      Record
BOIA--One Group Operations             Class I
1111 Polaris Parkway
P.O. Box 711234
Columbus, OH 43271-1234 *
(referred to as "Strafe & Co.")

                                                                            Percentage of  Type of
                 Name and Address                         Fund/Class          Ownership   Ownership
                 ----------------                         ----------          ---------   ---------
Amvescap Natl Tr Co As Agent for BA................ Balanced Fund              13.48%     Record
FBO Scott Tractor Company, LLC--SC                  Class A
Companies Profit Sharing Plan
PO Box 105779
Atlanta, GA 30348-5779
(referred to as "Amvescap")

Strafe & Co. *..................................... Balanced Fund              93.33%     Record
                                                    Class I

Merrill Lynch...................................... Bond Fund                  10.14%     Record
                                                    Class A

Merrill Lynch...................................... Bond Fund                  15.57%     Record
                                                    Class B

Merrill Lynch *.................................... Bond Fund                  25.24%     Record
                                                    Class C

Strafe & Co. *..................................... Bond Fund                  52.15%     Record
                                                    Class I

Banc One Securities Corp. FBO...................... Diversified Equity Fund     9.48%     Record
The One Investment Solution                         Class A
Attn: Wrap Processing
OH1-1244, Ste. J-2
1111 Polaris Pkwy
Columbus, OH 43240-1244
(referred to as "Banc One Securities Corp.")

Strafe & Co........................................ Diversified Equity Fund     5.14%     Record
                                                    Class A

Banc One Securities Corp. *........................ Diversified Equity Fund    48.59%     Record
                                                    Class C

Kemper Service Company............................. Diversified Equity Fund    13.95%     Record
Master Account                                      Class C
FBO Participating Kemflex Plans
Attn: TA Accounting 7th FL
811 Main Street
Kansas City, MO 64105-2005
(referred to as "Kemper Service Company")

Strafe & Co. *..................................... Diversified Equity Fund    66.80%     Record
                                                    Class I

The One Group Investor Growth & Income Fund........ Diversified Equity Fund     9.17%     Record &
C/O Stephanie Dorsey                                Class I                               Beneficial
1111 Polaris Parkway--Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Growth & Income Fund")

                                                                            Percentage of  Type of
              Name and Address                         Fund/Class             Ownership   Ownership
              ----------------                         ----------             ---------   ---------
The One Group Investor Growth Fund.......... Diversified Equity Fund            7.35%     Record &
C/O Stephanie Dorsey                         Class I                                      Beneficial
1111 Polaris Parkway--Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Growth Fund")

The One Group Investor Balanced Fund........ Diversified Equity Fund            6.80%     Record &
C/O Stephanie Dorsey                         Class I                                      Beneficial
1111 Polaris Parkway--Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Balanced Fund")

Bank One Trust Co NA TTEE................... Diversified Equity Fund            5.05%     Record
F/B/O Bank One Corporation                   Class I
Attn: DC Plan Admin Team
One Investors Way MS N2E
Norwood MA 02062-1599
(referred to as "Bank One Trust--DC Plan")

Merrill Lynch............................... Diversified International Fund    13.54%     Record
                                             Class C

H &R Block Financial Advisors............... Diversified International Fund    11.30%     Record
A/C 3426-2614                                Class C
The Dime Building
719 Griswold Street, Ste 1700
Detroit, MI 48226-3318

H&R Block Financial Advisors................ Diversified International Fund    10.73%     Record
A/C 7219-1083                                Class C
The Dime Building
719 Griswold Street, Ste 1700
Detroit, MI 48226-3318

H&R Block Financial Advisors................ Diversified International Fund    10.05%     Record
A/C 5294-8260                                Class C
The Dime Building
719 Griswold Street, Ste 1700
Detroit, MI 48226-3318

Strafe & Co. *.............................. Diversified International Fund    69.33%     Record
                                             Class I

Northern Trust Company Custodian............ Diversified International Fund    10.73%     Record
FBO Texas Treasury Safekeeping               Class I
Trust Co. Banc One A/C 2613856
P.O. Box 92956
Chicago, IL 60675-2956

OG Investor Growth & Income Fund............ Diversified International Fund     7.13%     Record &
                                             Class I                                      Beneficial

OG Investor Growth Fund..................... Diversified International Fund     5.39%     Record &
                                             Class I                                      Beneficial

                                                                                 Percentage of  Type of
                   Name and Address                            Fund/Class          Ownership   Ownership
                   ----------------                            ----------          ---------   ---------
Bank One as Trustee FBO................................ Diversified Mid Cap Fund     5.51%     Record
Siemens Dematic Rapistan Salaried 4                     Class A
611 Woodward Ave
Mail Code: MI1-8142, 12th Floor
Detroit, MI 48226-3408
(referred to as "Bank One--Siemens Dematic Rapistan")

BNY Midwest Trust Co Cust.............................. Diversified Mid Cap Fund    14.07%     Record
C/F County Employees Annuity &                          Class B
Benefit Fund of Cook County Illinois
209 W. Jackson Blvd. Ste. 700
Chicago, IL 60606-6936
(referred to as "BNY Midwest--Cook Co")

Merrill Lynch.......................................... Diversified Mid Cap Fund     7.39%     Record
                                                        Class B

Merrill Lynch.......................................... Diversified Mid Cap Fund    19.26%     Record
                                                        Class C

Strafe & Co. *......................................... Diversified Mid Cap Fund    73.75%     Record
                                                        Class I

OG Investor Growth Fund................................ Diversified Mid Cap Fund     9.40%     Record &
                                                        Class I                                Beneficial

OG Investor Growth & Income Fund....................... Diversified Mid Cap Fund     8.95%     Record &
                                                        Class I                                Beneficial

Pershing............................................... Equity Income Fund          15.22%     Record
                                                        Class C

Strafe & Co. *......................................... Equity Income Fund          74.41%     Record
                                                        Class I

OG Investor Balanced Fund.............................. Equity Income Fund          11.57%     Record &
                                                        Class I                                Beneficial

One Group Investor Conservative Growth Fund............ Equity Income Fund          11.34%     Record &
C/O Stephanie Dorsey                                    Class I                                Beneficial
1111 Polaris Parkway--Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Conservative Growth Fund")

Banc One Securities Corp............................... Equity Index Fund           17.27%     Record
                                                        Class A

Banc One Securities Corp. *............................ Equity Index Fund           35.58%     Record
                                                        Class C

Strafe & Co. *......................................... Equity Index Fund           66.77%     Record
                                                        Class I

Bank One Trust--DC Plan................................ Equity Index Fund           12.70%     Record
                                                        Class I

Provident Bank PFA..................................... Equity Index Fund            8.10%     Record
P.O. Box 691198                                         Class I
Cincinnati, OH 45269-1198

                                                                           Percentage of  Type of
                  Name and Address                         Fund/Class        Ownership   Ownership
                  ----------------                         ----------        ---------   ---------
Merrill Lynch *...................................... Government Bond Fund    30.06%     Record
                                                      Class A

Banc One Securities Corp............................. Government Bond Fund    13.31%     Record
                                                      Class C

Morgan Keegan & Co Inc............................... Government Bond Fund     9.48%     Record
FBO 050283861                                         Class C
50 N. Front St.
Memphis, TN 38103-2126

Strafe & Co. *....................................... Government Bond Fund    68.49%     Record
                                                      Class I

OG Investor Balanced Fund............................ Government Bond Fund    14.68%     Record &
                                                      Class I                            Beneficial

OG Investor Conservative Growth Fund................. Government Bond Fund     8.01%     Record
                                                      Class I

OG Investor Growth & Income Fund..................... Government Bond Fund     8.00%     Record
                                                      Class I

One Group Settlement Account......................... Government Money        47.59%     Record
Procash Processing 15th Fl                            Market Fund
One Pershing Plaza                                    Administrative Class
Jersey City, NJ 07399-0001 *
(referred to as "OG Settlement Account")

Banc One Capital Markets Inc......................... Government Money        40.88%     Record
OMNIBUS Account                                       Market Fund
Attn: Azucena Granja                                  Administrative Class
1 Bank One Plz Ste IL1--238
Chicago, IL 60670-0237 *
(referred to as " Banc One Capital Markets")

Bank One Trust--Corp Trust........................... Government Money        11.53%     Record
Attn: SEI Corporate Trust                             Market Fund
Mail Code OH1-0211                                    Administrative Class
1111 Polaris Parkway
Columbus, OH 43240-0211
(referred to as "Bank One Trust--Corp. Trust")

Strafe & Co. *....................................... Government Money        63.86%     Record
                                                      Market Fund
                                                      Class I

Bank One Trust--Corp. Trust.......................... Government Money        13.27%     Record
                                                      Market Fund
                                                      Class I

Banc One Capital Markets............................. Government Money         7.57%     Record
                                                      Market Fund
                                                      Class I

Bank One National Sweep Operations................... Government Money        69.53%     Record
Attn: Terri McKibben                                  Market Fund
P.O. Box 711214                                       Class S
Columbus, OH 43271-1214 *
(referred to as "Bank One National Sweep Operations")

                                                        Percentage of  Type of
         Name and Address               Fund/Class        Ownership   Ownership
         ----------------               ----------        ---------   ---------
Bank One Trust--Corp Trust........ Government Money        16.47%     Record
                                   Market Fund
                                   Class S

OG Settlement Account............. Government Money         7.86%     Record
                                   Market Fund
                                   Class S

Banc One Capital Markets.......... Government Money         6.14%     Record
                                   Market Fund
                                   Class S

Merrill Lynch..................... Health Sciences Fund    16.98%     Record
                                   Class C

Pershing.......................... Health Sciences Fund     7.58%     Record
                                   Class C

Strafe & Co. *.................... Health Sciences Fund    38.24%     Record
                                   Class I

Bank One as Trustee FBO........... Health Sciences Fund    32.06%     Record
Electro-Mech Co 401(k) Profit Shar Class I
1 Bank One Plaza, Ste IL1-0643
Chicago, IL 60670-0001 *

One Group Deferred Comp Plan...... Health Sciences Fund    14.88%     Record
C/O John F. Finn                   Class I
3641 Interchange Rd
Columbus, OH 43204-1499

One Group Deferred Comp Plan...... Health Sciences Fund    11.67%     Record
C/O Julius L. Pallone              Class I
1256 Puritan Ave
Birmingham, MI 48009-4815

Banc One Securities Corp.......... High Yield Bond Fund    12.76%     Record
                                   Class A

Merrill Lynch..................... High Yield Bond Fund     8.16%     Record
                                   Class B

Banc One Securities Corp.......... High Yield Bond Fund    21.77%     Record
                                   Class C

Merrill Lynch..................... High Yield Bond Fund     8.58%     Record
                                   Class C

Strafe & Co. *.................... High Yield Bond Fund    56.17%     Record
                                   Class I

OG Investor Growth & Income Fund.. High Yield Bond Fund    13.97%     Record &
                                   Class I                            Beneficial

OG Investor Balanced Fund......... High Yield Bond Fund    11.39%     Record &
                                   Class I                            Beneficial

Pershing.......................... Income Bond Fund         5.34%     Record
                                   Class C

Strafe & Co. *.................... Income Bond Fund        74.78%     Record
                                   Class I

                                                               Percentage of  Type of
          Name and Address                  Fund/Class           Ownership   Ownership
          ----------------                  ----------           ---------   ---------
OG Investor Balanced Fund........... Income Bond Fund             10.18%     Record &
                                     Class I                                 Beneficial

OG Investor Growth & Income Fund.... Income Bond Fund              7.94%     Record &
                                     Class I                                 Beneficial

OG Investor Conservative Growth Fund Income Bond Fund              5.44%     Record &
                                     Class I                                 Beneficial

OG Settlement Account *............. Institutional Prime Money    57.18%     Record
                                     Market Fund
                                     Administrative Class

Banc One Capital Markets *.......... Institutional Prime Money    41.10%     Record
                                     Market Fund
                                     Administrative Class

Bank One Trust--Corp. Trust......... Institutional Prime Money    21.96%     Record
                                     Market Fund
                                     Class I

Strafe & Co......................... Institutional Prime Money    15.69%     Record
                                     Market Fund
                                     Class I

Chicago Mercantile Exchange Inc..... Institutional Prime Money     7.50%     Record
Customer Segregated Account          Market Fund
Attn: Tim Doar                       Class I
South Tower 6th Floor
30 S. Wacker Dr.
Chicago, IL 60606-7413

Chicago Mercantile Exchange Inc..... Institutional Prime Money     7.37%     Record
Firm Account                         Market Fund
Attn: Tim Doar                       Class I
South Tower 6th Floor
30 S. Wacker Dr.
Chicago, IL 60606-7413

Banc One Capital Markets............ Institutional Prime Money     5.34%     Record
                                     Market Fund
                                     Class I

Bank One National Sweep Operations * Institutional Prime Money    61.88%     Record
                                     Market Fund
                                     Class S

OG Settlement Account............... Institutional Prime Money    15.71%     Record
                                     Market Fund
                                     Class S

Banc One Capital Markets............ Institutional Prime Money    12.48%     Record
                                     Market Fund
                                     Class S

Bank One Trust--Corp Trust.......... Institutional Prime Money     5.19%     Record
                                     Market Fund
                                     Class S

                                                                 Percentage of  Type of
        Name and Address                   Fund/Class              Ownership   Ownership
        ----------------                   ----------              ---------   ---------
Banc One Securities Corp. *..... Intermediate Bond Fund             30.86%     Record
                                 Class A

Merrill Lynch................... Intermediate Bond Fund              5.68%     Record
                                 Class A

Banc One Securities Corp. *..... Intermediate Bond Fund             31.07%     Record
                                 Class C

Merrill Lynch................... Intermediate Bond Fund             16.23%     Record
                                 Class C

Strafe & Co. *.................. Intermediate Bond Fund             65.51%     Record
                                 Class I

Pershing........................ Intermediate Tax-Free               5.97%     Record
                                 Bond Fund
                                 Class A

Merrill Lynch................... Intermediate Tax-Free               5.95%     Record
                                 Bond Fund
                                 Class A

Merrill Lynch................... Intermediate Tax-Free              22.81%     Record
                                 Bond Fund
                                 Class B

Strafe & Co. *.................. Intermediate Tax-Free              95.42%     Record
                                 Bond Fund
                                 Class I

Banc One Securities Corp........ International Equity Index Fund     9.53%     Record
                                 Class A

Banc One Securities Corp. *..... International Equity Index Fund    41.25%     Record
                                 Class C

Kemper Service Company.......... International Equity Index Fund     7.49%     Record
                                 Class C

Strafe & Co. *.................. International Equity Index Fund    79.73%     Record
                                 Class I

OG Investor Growth Fund......... International Equity Index Fund     6.50%     Record &
                                 Class I                                       Beneficial

OG Investor Growth & Income Fund International Equity Index Fund     6.19%     Record &
                                 Class I                                       Beneficial

OG Investor Balanced Fund....... International Equity Index Fund     5.05%     Record &
                                 Class I                                       Beneficial

Merrill Lynch................... Investor Balanced Fund             14.22%     Record
                                 Class C

Strafe & Co. *.................. Investor Balanced Fund             77.25%     Record
                                 Class I

Merrill Lynch................... Investor Conservative               9.38%     Record
                                 Growth Fund
                                 Class C

                                                                              Percentage of  Type of
               Name and Address                          Fund/Class             Ownership   Ownership
               ----------------                          ----------             ---------   ---------
Bank One Trust--DC Plan *...................... Investor Conservative            65.86%     Record
                                                Growth Fund
                                                Class I

Strafe & Co.................................... Investor Conservative            19.87%     Record
                                                Growth Fund
                                                Class I

Merrill Lynch.................................. Investor Growth Fund             21.25%     Record
                                                Class C

Strafe & Co. *................................. Investor Growth Fund             65.72%     Record
                                                Class I

Amvescap National Trust Company................ Investor Growth Fund              9.79%     Record
FBO Kearfott Guidance &                         Class I
Navigation Corp
Deferred Savings Plan
P.O. Box 105779
Atlanta, GA 30348-5779

Amvescap Natl Tr Co as Agent for BA............ Investor Growth Fund              7.03%     Record
FBO Therm-O-Disc Profit Sharing Retirement Plan Class I
P.O. Box 105779
Atlanta, GA 30348-5779

Merrill Lynch.................................. Investor Growth & Income Fund    24.53%     Record
                                                Class C

Bank One Trust--DC Plan *...................... Investor Growth & Income Fund    62.01%     Record
                                                Class I

Strafe & Co.................................... Investor Growth & Income Fund    24.56%     Record
                                                Class I

Bank One as Trustee FBO........................ Investor Growth & Income Fund     7.35%     Record
Kelly Retirement Plus                           Class I
1 Bank One Plaza, Ste IL1-0643
Chicago, IL 60670-0001

Pershing....................................... Kentucky Municipal Bond Fund     19.83%     Record
                                                Class A

Wells Fargo Investments LLC.................... Kentucky Municipal Bond Fund      8.26%     Record
A/C 4824-8564                                   Class A
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1916

Strafe & Co. *................................. Kentucky Municipal Bond Fund     96.17%     Record
                                                Class I

Banc One Securities Corp. *.................... Large Cap Growth Fund            34.92%     Record
                                                Class C

Kemper Service Company......................... Large Cap Growth Fund            22.29%     Record
                                                Class C

Strafe & Co. *................................. Large Cap Growth Fund            60.18%     Record
                                                Class I

OG Investor Growth & Income Fund............... Large Cap Growth Fund            10.66%     Record &
                                                Class I                                     Beneficial

                                                                         Percentage of  Type of
             Name and Address                       Fund/Class             Ownership   Ownership
             ----------------                       ----------             ---------   ---------
Bank One Trust--DC Plan................... Large Cap Growth Fund             9.16%     Record
                                           Class I

OG Investor Growth Fund................... Large Cap Growth Fund             7.83%     Record &
                                           Class I                                     Beneficial

OG Investor Balanced Fund................. Large Cap Growth Fund             5.08%     Record &
                                           Class I                                     Beneficial

Kemper Service Company.................... Large Cap Value Fund             14.08%     Record
                                           Class C

Merrill Lynch............................. Large Cap Value Fund              6.74%     Record
                                           Class C

Strafe & Co. *............................ Large Cap Value Fund             65.44%     Record
                                           Class I

OG Investor Growth & Income Fund.......... Large Cap Value Fund             13.61%     Record &
                                           Class I                                     Beneficial

OG Investor Growth Fund................... Large Cap Value Fund              9.89%     Record &
                                           Class I                                     Beneficial

OG Investor Balanced Fund................. Large Cap Value Fund              5.98%     Record &
                                           Class I                                     Beneficial

Merrill Lynch............................. Louisiana Municipal Bond Fund     6.20%     Record
                                           Class B

Strafe & Co. *............................ Louisiana Municipal Bond Fund    92.52%     Record
                                           Class I

Putnam Fiduciary Trust Co TTEE............ Market Expansion Index Fund      11.59%     Record
Daikin America Inc 401(k) P/S Plan & Trust Class A
Attn: DC Plan Admin Team
One Investors Way MS N1H
Norwood, MA 02062-1584

Merrill Lynch............................. Market Expansion Index Fund       9.70%     Record
                                           Class A

Merrill Lynch............................. Market Expansion Index Fund      16.10%     Record
                                           Class B

Merrill Lynch *........................... Market Expansion Index Fund      34.98%     Record
                                           Class C

Strafe & Co *............................. Market Expansion Index Fund      86.27%     Record
                                           Class I

Putnam Fiduciary Trust Co TTEE FBO         Market Expansion Index Fund      13.15%     Record
Bank One Savings & Investment Plan         Class I
Investors Way
Attn: DC Plan Admin
Norwood, MA 02062

Merrill Lynch *........................... Market Neutral Fund              42.96%     Record
                                           Class A

Merrill Lynch *........................... Market Neutral Fund              52.31%     Record
                                           Class B

                                                                  Percentage of  Type of
          Name and Address                    Fund/Class            Ownership   Ownership
          ----------------                    ----------            ---------   ---------
Merrill Lynch *..................... Market Neutral Fund             48.55%     Record
                                     Class C

Strafe & Co *....................... Market Neutral Fund             52.14%     Record
                                     Class I

OG Investor Growth & Income Fund.... Market Neutral Fund             16.76%     Record
                                     Class I

OG Investor Balanced Fund........... Market Neutral Fund             13.68%     Record
                                     Class I

OG Investor Growth Fund............. Market Neutral Fund             10.55%     Record
                                     Class I

OG Investor Conservative Growth Fund Market Neutral Fund              6.70%     Record
                                     Class I

Pershing............................ Michigan Municipal Bond Fund     5.35%     Record
                                     Class A

Strafe & Co. *...................... Michigan Municipal Bond Fund    99.21%     Record
                                     Class I

OG Settlement Account *............. Michigan Municipal Money        42.29%     Record
                                     Market Fund
                                     Class A

Dreyfus Service Corporation......... Michigan Municipal Money        31.10%     Record
FBO A/C 846-0981021744               Market Fund
Attn: Tim Barrett                    Class A
144 Glenn Curtiss Blvd
East Tower 8th Floor
Uniondale, NY 1556-0001 *

James R. Donahey.................... Michigan Municipal Money        13.89%     Record &
Pat J. Donahey JT Ten                Market Fund                                Beneficial
421 Highland                         Class A
Ann Arbor, MI 48104-1729

Strafe & Co. *...................... Michigan Municipal Money        98.62%     Record
                                     Market Fund
                                     Class I

Banc One Securities Corp............ Mid Cap Growth Fund              8.71%     Record
                                     Class A

Merrill Lynch....................... Mid Cap Growth Fund              7.06%     Record
                                     Class A

Fidelity Investments Institutional.. Mid Cap Growth Fund              5.42%     Record
Operations Co Inc                    Class A
(FIIOC) Employee Benefit Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999

Banc One Securities Corp. *......... Mid Cap Growth Fund             44.67%     Record
                                     Class C

Merrill Lynch....................... Mid Cap Growth Fund             12.26%     Record
                                     Class C

                                                                 Percentage of  Type of
          Name and Address                   Fund/Class            Ownership   Ownership
          ----------------                   ----------            ---------   ---------
Kemper Service Company.............. Mid Cap Growth Fund             7.33%     Record
                                     Class C

Strafe & Co. *...................... Mid Cap Growth Fund            68.43%     Record
                                     Class I

Bank One Trust--DC Plan............. Mid Cap Growth Fund             8.45%     Record
                                     Class I

OG Investor Growth & Income Fund.... Mid Cap Growth Fund             5.80%     Record &
                                     Class I                                   Beneficial

Bank One--Siemens Dematic Rapistan.. Mid Cap Value Fund              7.15%     Record
                                     Class A

Banc One Securities Corp............ Mid Cap Value Fund             12.77%     Record
                                     Class C

Merrill Lynch....................... Mid Cap Value Fund             10.88%     Record
                                     Class C

Strafe & Co. *...................... Mid Cap Value Fund             75.86%     Record
                                     Class I

OG Investor Growth & Income Fund.... Mid Cap Value Fund              6.55%     Record &
                                     Class I                                   Beneficial

OG Investor Growth Fund............. Mid Cap Value Fund              5.31%     Record &
                                     Class I                                   Beneficial

Pershing............................ Mortgage-Backed                18.04%     Record
                                     Securities Fund
                                     Class A

Strafe & Co. *...................... Mortgage-Backed                49.24%     Record
                                     Securities Fund
                                     Class I

Mac & Co A/C ROCF8745212............ Mortgage-Backed                 7.65%     Record
Mutual Funds Operations              Securities Fund
P.O. Box 3198                        Class I
Pittsburgh, PA 15230-3198

Banc One Securities Corp............ Municipal Income Fund          16.22%     Record
                                     Class A

Banc One Securities Corp............ Municipal Income Fund          17.15%     Record
                                     Class C

Merrill Lynch....................... Municipal Income Fund           6.53%     Record
                                     Class C

Strafe & Co. *...................... Municipal Income Fund          98.79%     Record
                                     Class I

OG Settlement Account *............. Municipal Money Market Fund    45.09%     Record
                                     Class A

Bank One National Sweep Operations * Municipal Money Market Fund    39.63%     Record
                                     Class A

Strafe & Co. *...................... Municipal Money Market Fund    97.73%     Record
                                     Class I

                                                              Percentage of  Type of
          Name and Address                  Fund/Class          Ownership   Ownership
          ----------------                  ----------          ---------   ---------

Pershing............................ Ohio Municipal Bond Fund    12.82%      Record
                                     Class A

Strafe & Co. *...................... Ohio Municipal Bond Fund    90.65%      Record
                                     Class I

Dreyfus Service Corporation......... Ohio Municipal Money        58.87%      Record
FBO A/C #845-0981021736              Market Fund
Attn: Tim Barrett                    Class A
144 Glenn Curtiss Blvd.
East Tower 8th Floor
Uniondale, NY 11556-0001 *

OG Settlement Account *............. Ohio Municipal Money        40.15%      Record
                                     Market Fund
                                     Class A

Strafe & Co. *...................... Ohio Municipal Money        80.45%      Record
                                     Market Fund
                                     Class I

Crane Group Co...................... Ohio Municipal Money         9.98%      Record
2141 Fairwood Avenue                 Market Fund
Columbus, OH 43207-1753              Class I

Bank One Trust--Corp. Trust......... Ohio Municipal Money         9.41%      Record
                                     Market Fund
                                     Class I

Bank One National Sweep Operations * Prime Money Market Fund     60.12%      Record
                                     Class A

OG Settlement Account............... Prime Money Market Fund     22.93%      Record
                                     Class A

Bank One Trust--Corp Trust.......... Prime Money Market Fund      5.59%      Record
                                     Class A

Pershing............................ Prime Money Market Fund     16.73%      Record
                                     Class C

Strafe & Co. *...................... Prime Money Market Fund     62.65%      Record
                                     Class I

Bank One Trust--DC Plan............. Prime Money Market Fund      7.03%      Record
                                     Class I

Bank One Trust--Corp. Trust......... Prime Money Market Fund      5.05%      Record
                                     Class I

Merrill Lynch....................... Short-Term Bond Fund         7.54%      Record
                                     Class A

Merrill Lynch....................... Short-Term Bond Fund         6.92%      Record
                                     Class B

Strafe & Co. *...................... Short-Term Bond Fund        68.77%      Record
                                     Class I

OG Investor Conservative Growth Fund Short-Term Bond Fund         6.27%      Record
                                     Class I

                                                          Percentage of  Type of
         Name and Address                Fund/Class         Ownership   Ownership
         ----------------                ----------         ---------   ---------
Key Bank NA Ttee FBO.............. Short-Term Bond Fund       5.09%     Record
UHHS Pools 3 Banc One              Class I
#2020200-1137603
PO Box 94871
Cleveland, OH 44101-4871

Merrill Lynch..................... Short-Term Municipal      12.32%     Record
                                   Bond Fund
                                   Class A

Merrill Lynch..................... Short-Term Municipal       9.45%     Record
                                   Bond Fund
                                   Class B

Strafe & Co. *.................... Short-Term Municipal      96.03%     Record
                                   Bond Fund
                                   Class I

Bank One--Siemens Dematic Rapistan Small Cap Growth Fund     10.82%     Record
                                   Class A

Merrill Lynch *................... Small Cap Growth Fund     33.69%     Record
                                   Class C

Banc One Securities Corp.......... Small Cap Growth Fund      7.90%     Record
                                   Class C

Strafe & Co. *.................... Small Cap Growth Fund     78.10%     Record
                                   Class I

OG Investor Growth & Income Fund.. Small Cap Growth Fund      7.49%     Record &
                                   Class I                              Beneficial

BNY Midwest--Cook Co.............. Small Cap Value Fund       8.90%     Record
                                   Class B

Merrill Lynch..................... Small Cap Value Fund       6.84%     Record
                                   Class B

Merrill Lynch *................... Small Cap Value Fund      26.29%     Record
                                   Class C

Strafe & Co. *.................... Small Cap Value Fund      79.51%     Record
                                   Class I

Pershing.......................... Tax-Free Bond Fund         6.64%     Record
                                   Class A

Merrill Lynch..................... Tax-Free Bond Fund         5.93%     Record
                                   Class A

Strafe & Co. *.................... Tax-Free Bond Fund        97.45%     Record
                                   Class I

Pershing.......................... Technology Fund           14.22%     Record
                                   Class C

Strafe & Co. *.................... Technology Fund           98.91%     Record
                                   Class I

Pershing.......................... Treasury & Agency Fund    18.84%     Record
                                   Class A

                                                                Percentage of  Type of
          Name and Address                   Fund/Class           Ownership   Ownership
          ----------------                   ----------           ---------   ---------
Trustlynx & Co...................... Treasury & Agency Fund         5.31%      Record
ACCT# 00TD2                          Class A
PO Box 173736
Denver, CO 80217-3736

Strafe & Co. *...................... Treasury & Agency Fund        87.97%      Record
                                     Class I

J P Morgan Trust Company............ Treasury & Agency Fund         8.70%      Record
National Association as Trustee      Class I
Attn Arla Scott
600 Travis St., Fl 11
Houston TX 77002-3009

OG Settlement Account *............. Treasury Only Money           62.15%      Record
                                     Market Fund
                                     Administrative Class

Banc One Capital Markets............ Treasury Only Money           23.44%      Record
                                     Market Fund
                                     Administrative Class

Bank One Trust--Corp Trust.......... Treasury Only Money           14.41%      Record
                                     Market Fund
                                     Administrative Class

Bank One Trust--Corp. Trust *....... Treasury Only Money           53.35%      Record
                                     Market Fund
                                     Class I

Strafe & Co. *...................... Treasury Only Money           32.26%      Record
                                     Market Fund
                                     Class I

Affiliate Fund Inc.................. Treasury Only Money            5.76%      Record
8401 Greenway Blvd 11th Floor        Market Fund
Middleton, WI 53562-4629             Class I

Bank One National Sweep Operations * Treasury Only Money           83.87%      Record
                                     Market Fund
                                     Class S

One Group Settlement Account........ Treasury Only Money            9.69%      Record
                                     Market Fund
                                     Class S

Bank One Trust--Corp Trust.......... Treasury Only Money            6.04%      Record
                                     Market Fund
                                     Class S

Merrill Lynch....................... Ultra Short-Term Bond Fund     8.85%      Record
                                     Class A

Pershing............................ Ultra Short-Term Bond Fund     5.07%      Record
                                     Class A

Merrill Lynch....................... Ultra Short-Term Bond Fund     6.53%      Record
                                     Class B

Strafe & Co. *...................... Ultra Short-Term Bond Fund    62.08%      Record
                                     Class I

                                                                    Percentage of  Type of
          Name and Address                     Fund/Class             Ownership   Ownership
          ----------------                     ----------             ---------   ---------

Bank One National Sweep Operations * U.S. Government Securities        99.87%      Record
                                     Money Market Fund
                                     Class A

Strafe & Co. *...................... U.S. Government Securities        91.78%      Record
                                     Money Market Fund
                                     Class I

Bank One Trust--Corp. Trust......... U.S. Government Securities         7.63%      Record
                                     Money Market Fund
                                     Class I

Bank One National Sweep Operations * U.S. Treasury Securities Money    77.29%      Record
                                     Market Fund
                                     Class A

OG Settlement Account............... U.S. Treasury Securities Money    19.13%      Record
                                     Market Fund
                                     Class A

State Street Bank & Trust Co........ U.S. Treasury Securities Money     5.18%      Record
Cust for the TRAD IRA of             Market Fund
Karen L Carlson                      Class B
3S383 Chestnut Ct
Warrenville IL 60555-2646

Pershing *.......................... U.S. Treasury Securities Money    65.56%      Record
                                     Market Fund
                                     Class C

Bank One Trust--Corp. Trust *....... U.S. Treasury Securities Money    74.31%      Record
                                     Market Fund
                                     Class I

Strafe & Co. *...................... U.S. Treasury Securities Money    25.59%      Record
                                     Market Fund
                                     Class I

Pershing *.......................... West Virginia Municipal           25.38%      Record
                                     Bond Fund
                                     Class A

Strafe & Co. *...................... West Virginia Municipal           86.33%      Record
                                     Bond Fund
                                     Class I

Security National Trust Company..... West Virginia Municipal           12.61%      Record
1300 Chapline St.                    Bond Fund
Wheeling, WV 26003-3348              Class I

   As a group, the Trustees and Officers of the Trust owned less than 1% of the Shares of any class of any Fund of the Trust except for the Health Sciences Fund where John Finn and Julius Pallone beneficially own 27.55% of the Class I Shares through the One Group Deferred Compensation Plan.

Financial Statements

   The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended June 30, 2003 have been audited by PricewaterhouseCoopers LLP, independent public auditors to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                      APPENDIX A--DESCRIPTION OF RATINGS

   The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

   Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Rating Service ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings ("Fitch")

F1  HIGHEST CREDIT QUALITY.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  GOOD CREDIT QUALITY.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  FAIR CREDIT QUALITY.  The capacity for timely payment of financial commitments is adequate; however, near-
    term adverse changes could result in a reduction to non-investment grade.

B   SPECULATIVE.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   HIGH DEFAULT RISK.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   DEFAULT.  Denotes actual or imminent payment default.

--------

 "+" or "-" may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

 'NR'       indicates that Fitch does not rate the issuer or issue in question.

 Moody's Investors Service, Inc. ("Moody's")

 Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

 Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
            Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced.
            Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

 Not Prime  Does not fall within any of the Prime rating categories.

 Dominion Bond Rating Service Limited ("Dominion")

 R-1        Prime Credit Quality

 R-2        Adequate Credit Quality

 R-3        Speculative

   All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

 R-1 (high)   Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity
              positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
              (high)" rating are normally leaders in structurally sound
              industry segments with proven track records, sustainable
              positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

 R-1 (middle) Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
              (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

 R-1 (low)    Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of
              sufficient size to have some influence in its industry.


 R-2 (high);   Short term debt rated "R-2" is of adequate credit quality and
 R-2 (middle); within the three subset grades, debt protection ranges from
 R-2 (low)     having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and
               future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

 R-3 (high);   Short term debt rated "R-3" is speculative, and within the
 R-3 (middle); three subset grades, the capacity for timely payment ranges
 R-3 (low)     from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature,
               companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall
               profitability of the entity is also likely to be low. The
               industry environment may be weak, and strong negative
               qualifying factors are also likely to be present.

                          DESCRIPTION OF BANK RATINGS

Moody's

   These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

  A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

  B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

  C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

  D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

  E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise;
      financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

   Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

                          DESCRIPTION OF BOND RATINGS

S&P

  Corporate and Municipal Bond Ratings

  Investment Grade

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A   Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

  Speculative Grade

   Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B   Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or
    BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
    CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC  The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C   The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-
    debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1  The rating C1 is reserved for income bonds on which no interest is being paid.

D   Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


                                N.R. Not rated.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's

  Long-Term Ratings: Bonds and Preferred Stock

  Investment Grade

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-
    grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Non-Investment Grade

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
    The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
        Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A   HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

BB  SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B    HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant
CC,  upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind
C    appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full
DD,  recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative
D    and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Dominion

  Bond and Long-Term Debt Rating Scale

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which
    Dominion has established for this category, few entities are able to achieve a AAA rating.

AA  Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A   Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.


BB   Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B    Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal.
CC/C The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to
     "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                       DESCRIPTION OF INSURANCE RATINGS
Moody's

  Insurance Financial Strength Ratings

   These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa  These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A   Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba  Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B   Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca  Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.


C   Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.


  Short-Term Insurance Financial Strength Ratings

   These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

   Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP  Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

   An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA  Very Strong financial security characteristics, differing only slightly from those rated higher.

A   Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

   An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB  Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B   Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC  Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.


R   An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR  Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

Fitch

  Insurer Financial Strength Ratings

   A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

   The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA  EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA   VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A    STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations.
     Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB  GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB   Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B    Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity
CC,  to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse
C    business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.


DDD, Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations
DD,  in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention.
D    Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

  Short-Term Insurer Financial Strength Ratings

   Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

   The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1  STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2  MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3  MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B   WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C   VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D   DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

               DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody's

   Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1 Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 Strong credit quality. Margins of protection are ample although not so large as in the preceding group.


MIG3/VMIG3 Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG         Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

                    DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa  High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a   Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
    classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b   Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca  Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c   Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

  Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the
      "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally,
      "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the
      "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D"   This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

              APPENDIX B--3.15 PROXY VOTING POLICY AND PROCEDURES

 Banc One Investment Advisors Corporation & Banc One High Yield Partners, LLC /
                                                              Compliance Manual
--------------------------------------------------------------------------------

   Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Banc One Investment Advisors Corporation ("BOIA") and Banc One High Yield Partners, LLC ("BOHYP") (collectively "the Firms") both exercise proxy voting authority for advised or sub-advised client accounts, including separately managed accounts and registered investment companies. In addition, the Firms provide proxy voting recommendations to affiliate trust and agency accounts. The Firms have adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients' accounts and are not affected by any material conflicts of interest within the Firms.

   With respect to securities held in client accounts, the Firms shall vote in the best interest of clients without regard to the Firms' interest. The Firms have contracted with an independent proxy voting service ("independent service") and other independent service providers to provide various services. These services include development of a predetermined proxy voting policy for both domestic and international securities, vote recommendations and voting of proxies for the Firms' client accounts.

   The Firms have adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firms vote securities in accordance with their predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that the Firms may have. The independent service maintains its own conflict of interest policy. The independent service retains an independent third party service to provide vote recommendations where the independent service determines under that policy that it has a material conflict of interest. Only in those instances when the independent service does not provide a recommendation, or when the Firms determine that it is in the best interest of clients to vote securities contrary to the independent service's recommendation, does the potential for a conflict arise.

   Conflicts of interest may arise when the Firms or an affiliate has a relationship with an issuer (e.g. a routine relationship such as a checking account) whether the Firms have knowledge of the relationship or not. For purposes of the policy a "material conflict of interest" is defined as a non-routine relationship between the issuer of a security and the Firms or an affiliate of which the Firms have actual knowledge that may affect the Firms' judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firms or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

   In instances where the independent service does not provide a vote recommendation or the Firms have determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the CIO of Equity Securities or Fixed Income Securities, as applicable, must approve any recommendations for votes. In the event that the Firms determine that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firms' recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes which are determined by the Firms either because the independent service does not provide a recommendation or because the Firms have chosen to override the recommendation will be reviewed on a quarterly basis by the Investment Policy Committee for BOIA, the Board of Managers for BOHYP and the Trustees for One Group Mutual Funds and One Group Investment Trust. In addition, Banc One Investment Advisors will provide information regarding any proxies for which the independent service identifies that it has a relationship with the issuer. The Proxy Voting Coordinator ("PVC") is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

   The Firms will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which the Firms will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking, the requirement to vote the security in person or countries which are not covered by the predetermined process of the independent service provider.

   Clients of the Firms may contact the Firms to obtain a copy of the proxy voting policy. In addition, clients may contact the Firms for information on how the proxies for the securities in their portfolio were voted.

   This policy will be reviewed and approved on an annual basis by the Investment Policy Committee of BOIA and the Board of Managers of Banc One High Yield Partners, LLC.

                                                         Amended: February 2004

Domestic Proxy Voting Guidelines Summary

   The following is a concise summary of the independent service's proxy voting policy guidelines which the Firms have adopted.

  .   Auditors

   Vote FOR proposals to ratify auditors, unless any of the following apply:

      . An auditor has a financial interest in or association with the company, and is therefore not independent

      .   Fees for non-audit services are excessive, or

      . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  .   Board of Directors

      .   Voting on Director Nominees in Uncontested Elections

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

      .   Classification/Declassification of the Board

  .   Vote AGAINST proposals to classify the board.

  . Vote FOR proposals to repeal classified boards and to elect all directors annually.

      .   Independent Chairman (Separate Chairman/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

      .   Majority of Independent Directors/Establishment of Committees

  . Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the independent service's definition of independence.

  . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

  .   Shareholder Rights

      .   Shareholder Ability to Act by Written Consent

  . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

  . Vote FOR proposals to allow or make easier shareholder action by written consent.

      .   Shareholder Ability to Call Special Meetings

  . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

  . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      .   Supermajority Vote Requirements

  .   Vote AGAINST proposals to require a supermajority shareholder vote.

  .   Vote FOR proposals to lower supermajority vote requirements.

      .   Cumulative Voting

  .   Vote AGAINST proposals to eliminate cumulative voting.

  . Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

      .   Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

  .   Proxy Contests

      .   Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      .   Reimbursing Proxy Solicitation Expenses

   Vote CASE-BY-CASE. Where the independent service recommends in favor of the dissidents, the independent service also recommends voting for reimbursing proxy solicitation expenses.

  .   Poison Pills

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  .   Mergers and Corporate Restructurings

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  .   Reincorporation Proposals

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  .   Capital Structure

      .   Common Stock Authorization

  . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by the independent service.

  . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

  . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      .   Dual-class Stock

  . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

  . Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders

      . It is not designed to preserve the voting power of an insider or significant shareholder

  .   Executive and Director Compensation

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The independent service's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, the independent service will value every award type. The independent service will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once the independent service determines the estimated cost of the plan, they compare it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

  .   Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      .   Historic trading patterns

      .   Rationale for the repricing

      .   Value-for-value exchange

      .   Option vesting

      .   Term of the option

      .   Exercise price

      .   Participation

  .   Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .   Purchase price is at least 85 percent of fair market value

  .   Offering period is 27 months or less, and

  .   Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

  .   Shareholder Proposals on Compensation

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

  .   Social and Environmental Issues

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Global Proxy Voting Guidelines Summary

   Following is a concise summary of general policies for voting global proxies. In addition, the independent service has country- and market-specific policies, which are not captured below.

  .   Financial Results/Director and Auditor Reports

   Vote FOR approval of financial statements and director and auditor reports, unless:

      . there are concerns about the accounts presented or audit procedures used; or

      . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

  .   Appointment of Auditors and Auditor Compensation

   Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      . there are serious concerns about the accounts presented or the audit procedures used;

      .   the auditors are being changed without explanation; or

      . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

   Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

   ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

  .   Appointment of Internal Statutory Auditors

   Vote FOR the appointment or reelection of statutory auditors, unless:

      . there are serious concerns about the statutory reports presented or the audit procedures used;

      . questions exist concerning any of the statutory auditors being appointed; or

      . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

  .   Allocation of Income

   Vote FOR approval of the allocation of income, unless:

      . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      .   the payout is excessive given the company's financial position.

  .   Stock (Scrip) Dividend Alternative

   Vote FOR most stock (scrip) dividend proposals.

   Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  .   Amendments to Articles of Association

   Vote amendments to the articles of association on a CASE-BY-CASE basis.

  .   Change in Company Fiscal Term

   Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

  .   Lower Disclosure Threshold for Stock Ownership

   Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

  .   Amend Quorum Requirements

   Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

   Vote AGAINST other business when it appears as a voting item.

  .   Director Elections

   Vote FOR management nominees in the election of directors, unless:

      . there are clear concerns about the past performance of the company or the board; or

      .   the board fails to meet minimum corporate governance standards.

   Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

   Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

   Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

  .   Director Compensation

   Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

   Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

   Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

   Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

  .   Discharge of Board and Management

   Vote FOR discharge of the board and management, unless:

      . there are serious questions about actions of the board or management for the year in question; or

      .   legal action is being taken against the board by other shareholders.

  .   Director, Officer, and Auditor Indemnification and Liability Provisions

   Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

   Vote AGAINST proposals to indemnify auditors.

  .   Board Structure

   Vote FOR proposals to fix board size.

   Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

   Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

  .   Share Issuance Requests

      .   General Issuances

   Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

   Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

      .   Specific Issuances

   Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

  .   Increases in Authorized Capital

   Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

   Vote FOR specific proposals to increase authorized capital to any amount, unless:

      . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet the independent service's guidelines for the purpose being proposed; or

      . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

   Vote AGAINST proposals to adopt unlimited capital authorizations.

  .   Reduction of Capital

   Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

   Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

  .   Capital Structures

   Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

   Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

  .   Preferred Stock

   Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

   Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

   Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

   Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

   Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

  .   Debt Issuance Requests

   Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

   Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

   Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

  .   Pledging of Assets for Debt

   Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

  .   Increase in Borrowing Powers

   Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

  .   Share Repurchase Plans

   Vote FOR share repurchase plans, unless:

      .   clear evidence of past abuse of the authority is available; or

      .   the plan contains no safeguards against selective buybacks.

  .   Reissuance of Shares Repurchased

   Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

  .   Capitalization of Reserves for Bonus Issues/Increase in Par Value

   Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

  .   Reorganizations/Restructurings

   Vote reorganizations and restructurings on a CASE-BY-CASE basis.

  .   Mergers and Acquisitions

   Vote FOR mergers and acquisitions, unless:

      . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      . the company's structure following the acquisition or merger does not reflect good corporate governance.

   Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

   ABSTAIN if there is insufficient information available to make an informed voting decision.

  .   Mandatory Takeover Bid Waivers

   Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

  .   Reincorporation Proposals

   Vote reincorporation proposals on a CASE-BY-CASE basis.

  .   Expansion of Business Activities

   Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

  .   Related-Party Transactions

   Vote related-party transactions on a CASE-BY-CASE basis.

  .   Compensation Plans

   Vote compensation plans on a CASE-BY-CASE basis.

  .   Antitakeover Mechanisms

   Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

  .   Shareholder Proposals

   Vote all shareholder proposals on a CASE-BY-CASE basis.

   Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

   Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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TOG-S-SAI-02/04